UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-376-7132

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

For the year ended September 30, 2018

Access Capital Community Investment Fund

RBC Impact Bond Fund

Global Asset Management

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

The Access Capital Community Investment Fund (the “Access Fund”) continues to fulfill its double-bottom line mission of generating a competitive risk-adjusted market rate of return while directing investments to benefit low-and moderate-income individuals and communities across 49 states, Puerto Rico, and the District of Columbia.

The Access Fund invests in customized U.S. agency-guaranteed mortgage-backed securities (MBS) targeted to low- and moderate-income homebuyers as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses, health care, education, and job creation targeted to low- and moderate-income residents and communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2018, the Access Fund generated a net-of-fees return of -1.79% (Class I shares; gross-of-fees return of -1.19%) versus the Bloomberg Barclays US Securitized Bond Index that returned -0.87%. Underperformance for the year was driven primarily by spread widening in agency commercial mortgage-backed securities (CMBS) and the Access Fund’s custom MBS pools, as well as the market’s adjusting to a rising rate environment by factoring in longer cash flows. The effective duration of the Access Fund is 5.44 years versus the benchmark’s 5.24, and the 30-day SEC yield of the Access Fund is 2.62%.

The Access Fund remained focused on diligent security selection. The custom-created, single-family agency MBS securities held in the Access Fund continue to provide a slight income advantage due to the Access Fund’s higher coupon bias as well as the positive security attributes of the custom MBS pools comprising loans made to low- to moderate-income borrowers. The municipals held in the Access Fund contributed positively on a relative basis.

On the impact side, the Access Fund continued to fulfill its community development mission. Since inception, the Access Fund has supported:

14,388 Low- to moderate-income homebuyers

54,827 Affordable rental units

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

503 SBA loans

81 Community Economic development

15 Community-based not-for-profit organizations.

The RBC Impact Bond Fund (the “Impact Fund”), launched on December 18, 2017, has broadened the availability of our impact investing capabilities. The Impact Fund seeks to maximize positive social and environmental impact within the context of a competitive fixed income portfolio. The Impact Fund’s core holdings include customized single-family agency MBS, agency CMBS, Small Business Administration (SBA) loans, and taxable municipal securities that support our stakeholders and/or the environment.

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LETTER FROM THE CHIEF INVESTMENT OFFICER

The Impact Fund has generated an inception-to-date net-of-fees return of -2.14% (Class I shares; gross-of-fees return of -1.79%) versus the Bloomberg Barclays US Aggregate Bond Index that returned -1.15%. The effective duration of the Impact Fund is 6.04 years versus the benchmark’s 5.99, and the 30-day SEC yield of the Impact Fund is 3.58%.

The Impact Fund underperformed the Bloomberg Barclays US Aggregate Index for the year-to-date. The primary driver of the underperformance was the Impact Fund’s underweight allocation to corporate credit relative to the benchmark. Corporates performed well during this period. As we enter the last quarter of 2018, we continue to seek opportunities to add corporate names that meet both our investment and impact criteria.

The Impact Fund had a slight income advantage for the period. Duration and curve positioning were insignificant contributors to relative performance.

On the impact side, the Impact Fund has made measurable progress toward making positive social and environmental impacts. The holdings of the Impact Fund as of September 30, 2018 were invested to support the following stakeholders and themes:

Impact by Stakeholder

Impact Themes

In addition to the above, over 84% of the Impact Fund’s holdings benefit low-to moderate-income communities or individuals.

For both Funds, we will continue to focus on high quality securities with strong characteristics as we endeavor to generate competitive yields and make positive social and/or environmental impacts.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

With increased market attention on impact investing strategies, we remain committed to our double-bottom line mission. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

The Bloomberg Barclays US Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM (US)’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM (US) in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)	Gross Expense Ratio(b)
Average Annual Total Returns as of September 30, 2018 (Unaudited)

Access Capital Community Investment Fund
Class A(d)
- Including Max Sales Charge of 3.75%	(5.78)%	(1.16)%	0.48%	2.28%	3.48%
- At Net Asset Value	(2.12)%	0.11%	1.25%	2.68%	3.68%	1.06%	1.20%
Class I(e)
- At Net Asset Value	(1.79)%	0.50%	1.63%	2.98%	3.99%	0.73%	0.73%

Bloomberg Barclays U.S. Securitized Index(f)	(0.87)%	1.01%	2.02%	3.48%	4.58%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22)%	1.31%	2.16%	3.77%	4.64%
RBC Impact Bond Fund(c)
Class I
- At Net Asset Value	N/A	N/A	N/A	N/A	(2.14)%	0.45%	3.82%
Class R6
- At Net Asset Value	N/A	N/A	N/A	N/A	(2.10)%	0.40%	3.70%

Bloomberg Barclays U.S. Aggregate Bond Index(f)	N/A	N/A	N/A	N/A	N/A

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The Fund’s expenses reflect the most recent year end (September 30, 2018) for the Access Capital Community Investment Fund and the period from December 18, 2017 (commencement of operations) to September 30, 2018 for the RBC Impact Bond Fund.

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses (excluding certain fees such as brokerage costs, interest, taxes and acquired fund fees and expenses) at 0.95% for Class A shares and 0.70% for Class I shares of the Access Capital Investment Fund and at 0.45% for Class I shares and 0.40% for Class R6 shares of the Impact Bond Fund until January 31, 2020.

(c)	The inception date for the RBC Impact Bond Fund is December 18, 2017.

(d)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(e)

Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

5

PERFORMANCE SUMMARY (UNAUDITED)

(f)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

6

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

The Fund invests in geographically specific debt securities located in portions of the U.S. designated by Fund shareholders. The Fund invests primarily in high quality debt securities and other debt instruments supporting affordable housing and community development and servicing low- and moderate-income individuals and communities. Investments include government-guaranteed loans, asset-backed securities—particularly mortgage-backed securities—small business loans, and taxable municipal securities.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of (1.79)% (Class I). That compares to an annualized total return of (0.87)% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  The custom-created, single-family agency mortgage-backed (MBS) securities held in the Fund continue to provide a slight income advantage due to the Fund’s higher coupon bias.

•  Positive security attributes of the custom MBS pools comprised of loans made to low- to moderate-income borrowers.

•  The municipals held in the fund contributed positively on a relative basis.

•  The Fund remains fully invested from a mission/impact standpoint, helping the Fund to maximize income potential.

Factors That Detracted From Relative Returns

•  The Fund’s agency commercial mortgage-backed securities (CMBS) underperformed the benchmark’s non-agency CMBS, which experienced significant spread tightening. The Fund does not invest in non-agency CMBS.

•  Spread widening in Agency CMBS and the Fund’s custom MBS pools detracted from performance.

•  Rising interest rates contributed to duration extension within the MBS portion of the portfolio, negatively affecting performance.

Mutual fund investing involves risk. Principal loss is possible. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity. Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk and investments in illiquid securities. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are more fully described in the prospectus.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.				Investment Objective Benchmark
Bloomberg Barclays U.S. Securitized Index
Bloomberg Barclays U.S. Aggregate Bond Index
				Asset Allocation as of 9/30/18 (% of Fund’s investments)
Fannie Mae, Pool #AK2386, 3.50%, 2/1/42	1.41%	Fannie Mae, Pool #CA1152, 3.50%, 2/1/48	0.84%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Ginnie Mae, Series 2012-58, Class B, 2.20%, 3/16/44	1.27%	Freddie Mac, Pool #V83890, 3.50%, 2/1/48	0.83%
Ginnie Mae, Series 2012-33, Class B, 2.89%, 3/16/46	0.97%	Fannie Mae, Pool #AM4392, 3.79%, 10/1/23	0.83%
Fannie Mae, Pool #CA1507, 4.00%, 4/1/48	0.84%	Freddie Mac, Series 2018-SB48, Class A10F, 3.37%, 2/25/28	0.82%
Ginnie Mae, Pool #AC9541, 2.12%, 2/15/48	0.84%	Ginnie Mae, Series 2012-114, Class A, 2.10%, 1/16/53	0.78%
*A listing of all portfolio holdings can be found beginning on page 12
				Growth of $1,000,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities of investments meeting the Fund’s impact criteria. The Fund uses a disciplined fixed income strategy designed to deliver both financial and social return.

Performance

Since the Fund’s inception on December 18, 2017, the Fund delivered a net return of -2.14% (Class I) as of September 30, 2018. During this period, the Bloomberg Barclays US Aggregate Bond Index, the Fund’s primary benchmark, had a total return of 1.15%.

Factors That Made Positive Contributions

•  The Fund had a slight income advantage for the period.

•  The Fund delivered on its goal of maximizing positive social and environmental impacts within the context of a competitive fixed income portfolio.

Factors That Detracted From Relative Returns

•  The primary driver of the underperformance was the Fund’s underweight allocation to corporate credit relative to the benchmark, in a period where corporates performed well.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
Seeks to achieve a high level of current income consistent with preservation of capital.				Investment Objective Benchmark
Bloomberg Barclays U.S. Aggregate Bond Index
				Asset Allocation as of 9/30/18 (% of Fund’s investments)
Fannie Mae, (TBA), 3.00%, 10/1/48	7.54%	Small Business Administration, (Prime Index - 0.675%), 4.33%, 9/25/43	2.14%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Fannie Mae, (TBA), 3.50%, 10/1/48	4.65%	Small Business Administration, (Prime Index + 0.700%), 5.70%, 2/25/28	2.01%
Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	3.78%	Ginnie Mae, Pool #BE3008, 4.00%, 4/1/48	1.99%
Small Business Administration, (Prime Rate + 0.627%), 5.63%, 3/25/43	2.23%	Freddie Mac, Pool #V84506, 4.00%, 7/1/48	1.98%
Small Business Administration, (Prime Index + 0.940%), 5.94%, 11/25/28	2.16%	Fannie Mae, Pool #BJ4987, 4.00%, 3/1/48	1.98%
*A listing of all portfolio holdings can be found beginning on page 34
				Growth of $1,000,000 Initial Investment Since Inception (12/18/17)
The graph reflects an initial investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2018

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 96.54%
Fannie Mae — 58.32%
$ 162,406	Pool #257613, 5.50%, 6/1/38	$176,496
64,171	Pool #257656, 6.00%, 8/1/38	66,138
121,273	Pool #257663, 5.50%, 8/1/38	133,158
107,385	Pool #257890, 5.50%, 2/1/38	117,909
113,856	Pool #257892, 5.50%, 2/1/38	125,886
75,634	Pool #257913, 5.50%, 1/1/38	82,195
64,801	Pool #257926, 5.50%, 3/1/38	71,325
59,037	Pool #258022, 5.50%, 5/1/34	64,263
128,326	Pool #258070, 5.00%, 6/1/34	136,124
38,945	Pool #258121, 5.50%, 6/1/34	42,313
122,889	Pool #258152, 5.50%, 8/1/34	132,681
67,833	Pool #258157, 5.00%, 8/1/34	71,771
63,098	Pool #258163, 5.50%, 8/1/34	68,536
110,479	Pool #258166, 5.50%, 9/1/34	120,108
82,291	Pool #258224, 5.50%, 12/1/34	88,063
58,738	Pool #258238, 5.00%, 1/1/35	62,416
89,202	Pool #258251, 5.50%, 1/1/35	97,079
107,027	Pool #258305, 5.00%, 3/1/35	113,721
54,307	Pool #258336, 5.00%, 4/1/35	57,718
59,074	Pool #258340, 5.00%, 3/1/35	62,765
62,442	Pool #258394, 5.00%, 5/1/35	66,466
175,030	Pool #258395, 5.50%, 6/1/35	189,918
59,522	Pool #258403, 5.00%, 6/1/35	63,353
79,961	Pool #258404, 5.00%, 6/1/35	84,866
46,733	Pool #258410, 5.00%, 4/1/35	49,738
99,067	Pool #258448, 5.00%, 8/1/35	104,195
180,433	Pool #258450, 5.50%, 8/1/35	194,822
89,181	Pool #258456, 5.00%, 8/1/35	94,489
76,495	Pool #258571, 5.50%, 11/1/35	82,443
214,783	Pool #258627, 5.50%, 2/1/36	231,550
54,217	Pool #258658, 5.50%, 3/1/36	59,005
49,703	Pool #258737, 5.50%, 12/1/35	53,538
41,078	Pool #259004, 8.00%, 2/1/30	42,634
42,486	Pool #259030, 8.00%, 4/1/30	43,927
43,006	Pool #259181, 6.50%, 3/1/31	44,225
10,418	Pool #259187, 6.50%, 4/1/31	10,435
69,083	Pool #259190, 6.50%, 4/1/31	71,877
78,860	Pool #259316, 6.50%, 11/1/31	82,357
29,484	Pool #259378, 6.00%, 12/1/31	29,827
33,295	Pool #259393, 6.00%, 1/1/32	33,787
42,005	Pool #259590, 5.50%, 11/1/32	45,515
168,802	Pool #259611, 5.50%, 11/1/32	182,271
41,968	Pool #259634, 5.50%, 12/1/32	44,822
135,737	Pool #259659, 5.50%, 2/1/33	147,173
32,427	Pool #259671, 5.50%, 2/1/33	35,152
78,792	Pool #259686, 5.50%, 3/1/33	85,391

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SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 36,372	Pool #259722, 5.00%, 5/1/33	$38,469
48,434	Pool #259724, 5.00%, 5/1/33	51,406
113,088	Pool #259725, 5.00%, 5/1/33	119,435
104,884	Pool #259729, 5.00%, 6/1/33	111,212
60,688	Pool #259761, 5.00%, 6/1/33	64,306
100,750	Pool #259764, 5.00%, 7/1/33	106,815
109,873	Pool #259777, 5.00%, 7/1/33	116,167
81,195	Pool #259781, 5.00%, 7/1/33	86,104
49,158	Pool #259789, 5.00%, 7/1/33	52,179
89,990	Pool #259807, 5.00%, 8/1/33	95,404
120,840	Pool #259816, 5.00%, 8/1/33	127,800
27,233	Pool #259819, 5.00%, 8/1/33	28,904
50,334	Pool #259830, 5.00%, 8/1/33	53,371
33,316	Pool #259848, 5.00%, 9/1/33	35,363
70,810	Pool #259867, 5.50%, 10/1/33	76,869
58,770	Pool #259869, 5.50%, 10/1/33	63,212
100,004	Pool #259875, 5.50%, 10/1/33	107,585
68,315	Pool #259876, 5.50%, 10/1/33	74,130
95,119	Pool #259930, 5.00%, 11/1/33	99,978
37,408	Pool #259998, 5.00%, 3/1/34	39,715
660,885	Pool #465946, 3.61%, 9/1/20	667,416
1,768,162	Pool #468226, 3.86%, 6/1/21	1,800,052
269,608	Pool #469101, 3.75%, 2/1/27	274,728
892,445	Pool #470828, 3.53%, 3/1/32	877,986
885,311	Pool #471478, 2.61%, 8/1/22	868,381
3,262,628	Pool #471948, 2.86%, 7/1/22	3,229,079
155,677	Pool #557295, 7.00%, 12/1/29	165,755
28,942	Pool #576445, 6.00%, 1/1/31	29,147
70,617	Pool #579402, 6.50%, 4/1/31	73,990
129,900	Pool #583728, 6.50%, 6/1/31	139,517
63,452	Pool #585148, 6.50%, 7/1/31	65,727
33,425	Pool #590931, 6.50%, 7/1/31	35,232
50,933	Pool #590932, 6.50%, 7/1/31	52,588
35,891	Pool #601865, 6.50%, 4/1/31	36,309
34,261	Pool #601868, 6.00%, 7/1/29	34,788
49,037	Pool #607611, 6.50%, 11/1/31	51,050
96,320	Pool #634271, 6.50%, 5/1/32	100,931
41,610	Pool #644232, 6.50%, 6/1/32	42,835
24,922	Pool #644432, 6.50%, 7/1/32	25,102
40,911	Pool #644437, 6.50%, 6/1/32	42,097
1,779,196	Pool #663159, 5.00%, 7/1/32	1,878,574
75,979	Pool #670278, 5.50%, 11/1/32	82,157
35,579	Pool #676702, 5.50%, 11/1/32	38,033
50,795	Pool #677591, 5.50%, 12/1/32	55,067
163,660	Pool #681883, 6.00%, 3/1/33	173,893
115,138	Pool #686542, 5.50%, 3/1/33	122,968
221,569	Pool #695961, 5.50%, 1/1/33	239,707
188,258	Pool #696407, 5.50%, 4/1/33	204,083

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SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$410,135	Pool #702478, 5.50%, 6/1/33	$444,510
120,178	Pool #702479, 5.00%, 6/1/33	127,128
63,104	Pool #703210, 5.50%, 9/1/32	67,615
146,766	Pool #720025, 5.00%, 8/1/33	155,372
243,366	Pool #723066, 5.00%, 4/1/33	257,563
236,731	Pool #723067, 5.50%, 5/1/33	255,261
266,923	Pool #723070, 4.50%, 5/1/33	278,110
281,331	Pool #727311, 4.50%, 9/1/33	292,292
131,556	Pool #727312, 5.00%, 9/1/33	139,492
150,333	Pool #727315, 6.00%, 10/1/33	157,850
38,597	Pool #738589, 5.00%, 9/1/33	40,974
48,788	Pool #739269, 5.00%, 9/1/33	51,778
160,006	Pool #743595, 5.50%, 10/1/33	173,725
153,536	Pool #748041, 4.50%, 10/1/33	159,125
175,437	Pool #749891, 5.00%, 9/1/33	186,045
106,436	Pool #749897, 4.50%, 9/1/33	110,624
3,393	Pool #750984, 5.00%, 12/1/18	3,395
2,162	Pool #751008, 5.00%, 12/1/18	2,161
219,971	Pool #753533, 5.00%, 11/1/33	231,895
43,434	Pool #755679, 6.00%, 1/1/34	44,640
55,196	Pool #755746, 5.50%, 12/1/33	59,941
40,427	Pool #763551, 5.50%, 3/1/34	43,932
91,691	Pool #763820, 5.50%, 1/1/34	99,603
7,782	Pool #765216, 5.00%, 1/1/19	7,792
17,378	Pool #773476, 5.50%, 7/1/19	17,515
45,115	Pool #776851, 6.00%, 10/1/34	46,397
702,081	Pool #777621, 5.00%, 2/1/34	744,558
123,934	Pool #781437, 6.00%, 8/1/34	129,335
81,769	Pool #781741, 6.00%, 9/1/34	84,792
12,634	Pool #781907, 5.00%, 2/1/21	12,838
136,972	Pool #781954, 5.00%, 6/1/34	145,401
157,489	Pool #781959, 5.50%, 6/1/34	169,032
258,149	Pool #783893, 5.50%, 12/1/34	280,333
73,172	Pool #783929, 5.50%, 10/1/34	79,573
14,687	Pool #788329, 6.50%, 8/1/34	14,726
117,890	Pool #797627, 5.00%, 7/1/35	124,844
110,470	Pool #798725, 5.50%, 11/1/34	119,921
96,311	Pool #799548, 6.00%, 9/1/34	100,778
921,215	Pool #806754, 4.50%, 9/1/34	957,770
324,059	Pool #806757, 6.00%, 9/1/34	341,026
665,177	Pool #806761, 5.50%, 9/1/34	721,951
113,658	Pool #808205, 5.00%, 1/1/35	120,754
195,080	Pool #815009, 5.00%, 4/1/35	207,285
95,537	Pool #817641, 5.00%, 11/1/35	101,322
119,518	Pool #820334, 5.00%, 9/1/35	126,663
304,371	Pool #820335, 5.00%, 9/1/35	321,336
177,602	Pool #820336, 5.00%, 9/1/35	188,637
387,677	Pool #822008, 5.00%, 5/1/35	412,049

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 171,465	Pool #829005, 5.00%, 8/1/35	$181,725
37,862	Pool #829006, 5.50%, 9/1/35	40,929
163,741	Pool #829275, 5.00%, 8/1/35	173,483
155,869	Pool #829276, 5.00%, 8/1/35	165,129
112,099	Pool #829277, 5.00%, 8/1/35	118,506
427,848	Pool #829649, 5.50%, 3/1/35	465,108
293,502	Pool #844361, 5.50%, 11/1/35	318,641
149,051	Pool #845245, 5.50%, 11/1/35	161,403
58,233	Pool #866969, 6.00%, 2/1/36	60,458
156,316	Pool #867569, 6.00%, 2/1/36	163,156
117,642	Pool #870599, 6.00%, 6/1/36	122,206
185,575	Pool #871072, 5.50%, 2/1/37	201,454
173,596	Pool #884693, 5.50%, 4/1/36	188,576
454,695	Pool #885724, 5.50%, 6/1/36	491,115
174,416	Pool #911730, 5.50%, 12/1/21	178,925
73,937	Pool #919368, 5.50%, 4/1/37	80,194
283,579	Pool #922582, 6.00%, 12/1/36	299,690
218,589	Pool #934941, 5.00%, 8/1/39	232,430
297,905	Pool #934942, 5.00%, 9/1/39	316,769
163,740	Pool #941204, 5.50%, 6/1/37	177,945
60,739	Pool #943394, 5.50%, 6/1/37	66,114
340,094	Pool #948600, 6.00%, 8/1/37	359,031
98,968	Pool #952598, 6.00%, 7/1/37	102,847
123,588	Pool #952623, 6.00%, 8/1/37	128,935
161,799	Pool #952678, 6.50%, 8/1/37	171,010
93,145	Pool #952693, 6.50%, 8/1/37	97,312
102,682	Pool #975769, 5.50%, 3/1/38	111,591
76,565	Pool #982898, 5.00%, 5/1/38	81,533
141,252	Pool #984842, 5.50%, 6/1/38	153,506
115,315	Pool #986239, 6.00%, 7/1/38	119,468
125,935	Pool #986957, 5.50%, 7/1/38	136,861
71,498	Pool #990510, 5.50%, 8/1/38	78,517
277,456	Pool #990511, 6.00%, 8/1/38	292,671
166,789	Pool #990617, 5.50%, 9/1/38	183,136
133,026	Pool #AA0526, 5.00%, 12/1/38	141,242
292,335	Pool #AA0645, 4.50%, 3/1/39	304,953
144,034	Pool #AA2243, 4.50%, 5/1/39	151,017
281,956	Pool #AA3142, 4.50%, 3/1/39	294,831
81,450	Pool #AA3143, 4.00%, 3/1/39	83,242
402,863	Pool #AA3206, 4.00%, 4/1/39	410,968
484,427	Pool #AA3207, 4.50%, 3/1/39	505,034
130,544	Pool #AA4468, 4.00%, 4/1/39	133,170
237,865	Pool #AA7042, 4.50%, 6/1/39	249,061
384,255	Pool #AA7658, 4.00%, 6/1/39	391,986
110,315	Pool #AA7659, 4.50%, 6/1/39	115,076
126,008	Pool #AA7741, 4.50%, 6/1/24	128,953
3,081,818	Pool #AB7798, 3.00%, 1/1/43	2,971,547
1,529,666	Pool #AB9204, 3.00%, 4/1/43	1,474,933

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 999,798	Pool #AB9831, 3.00%, 6/1/43	$964,024
451,259	Pool #AC1463, 5.00%, 8/1/39	479,833
106,952	Pool #AC1464, 5.00%, 8/1/39	114,509
837,190	Pool #AC2109, 4.50%, 7/1/39	872,803
46,364	Pool #AC4394, 5.00%, 9/1/39	49,532
447,288	Pool #AC4395, 5.00%, 9/1/39	475,750
122,002	Pool #AC5328, 5.00%, 10/1/39	129,727
241,395	Pool #AC5329, 5.00%, 10/1/39	256,076
291,972	Pool #AC6304, 5.00%, 11/1/39	310,460
216,665	Pool #AC6305, 5.00%, 11/1/39	230,384
144,697	Pool #AC6307, 5.00%, 12/1/39	153,452
315,881	Pool #AC6790, 5.00%, 12/1/39	335,883
1,352,148	Pool #AC7199, 5.00%, 12/1/39	1,433,964
530,828	Pool #AD1470, 5.00%, 2/1/40	570,080
1,244,474	Pool #AD1471, 4.50%, 2/1/40	1,312,191
264,292	Pool #AD1560, 5.00%, 3/1/40	280,283
985,963	Pool #AD1585, 4.50%, 2/1/40	1,039,613
364,288	Pool #AD1586, 5.00%, 1/1/40	392,592
614,803	Pool #AD1638, 4.50%, 2/1/40	640,764
153,099	Pool #AD1640, 4.50%, 3/1/40	159,563
1,531,233	Pool #AD1942, 4.50%, 1/1/40	1,614,793
322,236	Pool #AD1943, 5.00%, 1/1/40	346,164
827,777	Pool #AD1988, 4.50%, 2/1/40	872,820
385,649	Pool #AD2896, 5.00%, 3/1/40	410,068
489,742	Pool #AD4456, 4.50%, 4/1/40	510,422
737,056	Pool #AD4458, 4.50%, 4/1/40	768,179
491,902	Pool #AD4940, 4.50%, 6/1/40	512,981
231,899	Pool #AD4946, 4.50%, 6/1/40	241,836
354,414	Pool #AD5728, 5.00%, 4/1/40	376,856
382,443	Pool #AD7239, 4.50%, 7/1/40	398,831
179,195	Pool #AD7242, 4.50%, 7/1/40	188,049
185,701	Pool #AD7256, 4.50%, 7/1/40	193,891
540,224	Pool #AD7271, 4.50%, 7/1/40	562,698
277,379	Pool #AD7272, 4.50%, 7/1/40	289,612
283,460	Pool #AD8960, 5.00%, 6/1/40	301,498
239,784	Pool #AD9613, 4.50%, 8/1/40	249,759
930,739	Pool #AD9614, 4.50%, 8/1/40	969,459
334,958	Pool #AE2011, 4.00%, 9/1/40	341,068
1,663,845	Pool #AE2012, 4.00%, 9/1/40	1,694,197
160,157	Pool #AE2023, 4.00%, 9/1/40	163,278
698,596	Pool #AE5432, 4.00%, 10/1/40	711,340
347,836	Pool #AE5435, 4.50%, 9/1/40	362,306
353,424	Pool #AE5806, 4.50%, 9/1/40	368,569
593,604	Pool #AE5861, 4.00%, 10/1/40	604,432
530,620	Pool #AE5862, 4.00%, 10/1/40	540,383
367,795	Pool #AE5863, 4.00%, 10/1/40	374,504
299,285	Pool #AE6850, 4.00%, 10/1/40	304,745
230,889	Pool #AE6851, 4.00%, 10/1/40	235,101

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 162,187	Pool #AE7699, 4.00%, 11/1/40	$165,805
485,476	Pool #AE7703, 4.00%, 10/1/40	496,304
1,017,107	Pool #AE7707, 4.00%, 11/1/40	1,035,661
391,874	Pool #AH0300, 4.00%, 11/1/40	399,512
633,296	Pool #AH0301, 3.50%, 11/1/40	628,472
51,170	Pool #AH0302, 4.00%, 11/1/40	52,375
455,363	Pool #AH0306, 4.00%, 12/1/40	464,239
485,521	Pool #AH0508, 4.00%, 11/1/40	494,378
926,865	Pool #AH0537, 4.00%, 12/1/40	944,932
935,128	Pool #AH0914, 4.50%, 11/1/40	974,031
638,105	Pool #AH0917, 4.00%, 12/1/40	649,746
756,156	Pool #AH1077, 4.00%, 1/1/41	771,604
813,582	Pool #AH2973, 4.00%, 12/1/40	828,424
445,825	Pool #AH2980, 4.00%, 1/1/41	454,515
1,012,971	Pool #AH5656, 4.00%, 1/1/41	1,032,716
247,753	Pool #AH5657, 4.00%, 2/1/41	252,272
512,154	Pool #AH5658, 4.00%, 2/1/41	521,497
413,403	Pool #AH5662, 4.00%, 2/1/41	421,461
694,053	Pool #AH5882, 4.00%, 2/1/26	708,693
617,752	Pool #AH6764, 4.00%, 3/1/41	629,021
1,601,109	Pool #AH6768, 4.00%, 3/1/41	1,631,317
333,468	Pool #AH7277, 4.00%, 3/1/41	340,593
1,031,579	Pool #AH7281, 4.00%, 3/1/41	1,050,558
378,078	Pool #AH7526, 4.50%, 3/1/41	393,806
770,700	Pool #AH7537, 4.00%, 3/1/41	785,241
608,356	Pool #AH8878, 4.50%, 4/1/41	633,285
299,741	Pool #AH8885, 4.50%, 4/1/41	312,024
350,076	Pool #AH9050, 3.50%, 2/1/26	352,308
551,851	Pool #AI0114, 4.00%, 3/1/41	562,349
806,170	Pool #AI1846, 4.50%, 5/1/41	839,204
483,856	Pool #AI1847, 4.50%, 5/1/41	503,985
1,285,521	Pool #AI1848, 4.50%, 5/1/41	1,338,197
685,589	Pool #AI1849, 4.50%, 5/1/41	721,823
390,124	Pool #AJ0651, 4.00%, 8/1/41	397,606
315,478	Pool #AJ7668, 4.00%, 11/1/41	321,529
657,109	Pool #AJ9133, 4.00%, 1/1/42	669,713
8,389,605	Pool #AK2386, 3.50%, 2/1/42	8,330,944
2,794,874	Pool #AK6715, 3.50%, 3/1/42(a)	2,775,332
868,563	Pool #AK6716, 3.50%, 3/1/42	862,490
680,777	Pool #AK6718, 3.50%, 2/1/42	676,016
624,320	Pool #AM0414, 2.87%, 9/1/27	592,929
446,157	Pool #AM0635, 2.55%, 10/1/22	436,794
895,117	Pool #AM1750, 3.04%, 12/1/30	851,563
4,780,334	Pool #AM4392, 3.79%, 10/1/23	4,886,211
235,818	Pool #AM6907, 3.68%, 10/1/32	233,772
1,487,394	Pool #AM7764, 3.05%, 1/1/27	1,448,599
943,437	Pool #AM7938, 2.59%, 12/1/25	899,556
287,282	Pool #AM9239, 3.03%, 6/1/25	281,874

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 483,234	Pool #AM9780, 3.31%, 3/1/31	$465,931
350,000	Pool #AN0360, 3.95%, 12/1/45	353,350
1,086,986	Pool #AN0915, 3.01%, 2/1/26	1,062,484
319,358	Pool #AN1381, 2.56%, 8/1/26	302,343
963,263	Pool #AN2066, 2.75%, 7/1/26	923,865
1,000,000	Pool #AN2398, 2.52%, 7/1/28	918,166
981,769	Pool #AN2746, 2.30%, 9/1/26	911,812
1,000,000	Pool #AN3157, 2.25%, 10/1/26	923,445
485,550	Pool #AN3919, 2.82%, 12/1/26	465,752
1,949,690	Pool #AN4408, 3.35%, 1/1/27	1,936,006
878,978	Pool #AN5053, 3.34%, 4/1/27	871,374
320,000	Pool #AN5468, 3.22%, 5/1/27	313,270
1,000,000	Pool #AN5848, 3.15%, 6/1/27	971,243
213,733	Pool #AN6580, 3.36%, 9/1/29	209,151
985,154	Pool #AN7154, 3.21%, 10/1/32	933,472
1,960,000	Pool #AN7490, 3.15%, 11/1/27	1,900,814
990,200	Pool #AN7904, 3.44%, 12/1/27	980,159
495,124	Pool #AN7982, 2.80%, 1/1/26	475,511
2,000,000	Pool #AN8055, 3.05%, 1/1/30	1,884,299
1,000,000	Pool #AN8458, 2.97%, 2/1/25	978,289
995,495	Pool #AN9057, 3.47%, 4/1/28	985,472
997,890	Pool #AN9844, 3.80%, 7/1/30	1,007,834
924,410	Pool #AO2923, 3.50%, 5/1/42	917,946
1,984,281	Pool #AO8029, 3.50%, 7/1/42(a)	1,969,166
681,327	Pool #AP7483, 3.50%, 9/1/42	676,137
591,506	Pool #AQ6710, 2.50%, 10/1/27	576,649
1,633,961	Pool #AQ7193, 3.50%, 7/1/43	1,619,472
2,552,714	Pool #AR3088, 3.00%, 1/1/43	2,461,375
571,142	Pool #AR6712, 3.00%, 1/1/43	550,706
554,641	Pool #AR6928, 3.00%, 3/1/43	534,796
326,191	Pool #AR6933, 3.00%, 3/1/43	314,520
901,983	Pool #AS1916, 4.00%, 3/1/44	915,619
602,540	Pool #AS1917, 4.00%, 3/1/44	612,967
201,939	Pool #AS2129, 4.00%, 3/1/44	204,991
994,455	Pool #AS2439, 4.00%, 5/1/44	1,011,663
1,614,923	Pool #AS2784, 4.00%, 7/1/44	1,639,336
1,476,345	Pool #AS3244, 4.00%, 9/1/44	1,496,817
1,928,710	Pool #AS3494, 4.00%, 10/1/44(a)	1,955,456
1,394,240	Pool #AS3726, 4.00%, 11/1/44	1,413,575
1,260,747	Pool #AS3728, 4.00%, 11/1/44	1,278,230
977,783	Pool #AS3926, 3.50%, 12/1/44	966,668
660,066	Pool #AS3929, 4.00%, 12/1/44	669,219
724,034	Pool #AS3930, 4.00%, 11/1/44	734,074
1,032,732	Pool #AS4070, 4.00%, 12/1/44	1,051,249
747,846	Pool #AS4240, 3.50%, 1/1/45	738,877
1,214,104	Pool #AS4388, 3.50%, 2/1/45	1,199,544
526,790	Pool #AS4390, 3.50%, 2/1/45	521,131
1,011,828	Pool #AS4732, 3.50%, 4/1/45	999,694

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$1,391,124	Pool #AS4743, 3.50%, 4/1/45	$1,374,442
1,143,374	Pool #AS4905, 3.50%, 4/1/45	1,129,663
990,440	Pool #AS4910, 3.50%, 5/1/45	978,562
1,074,194	Pool #AS5118, 3.50%, 5/1/45	1,060,305
1,228,960	Pool #AS5341, 3.50%, 7/1/45	1,213,070
1,380,861	Pool #AS5576, 4.00%, 8/1/45	1,399,578
788,361	Pool #AS5919, 3.50%, 9/1/45	778,414
584,856	Pool #AS5922, 3.50%, 9/1/45	577,294
1,019,294	Pool #AS6303, 4.00%, 11/1/45	1,033,110
1,318,411	Pool #AS6469, 4.00%, 12/1/45	1,336,282
517,700	Pool #AS6607, 4.00%, 1/1/46	524,717
1,513,657	Pool #AS6778, 3.50%, 3/1/46	1,493,140
1,146,744	Pool #AS6958, 3.50%, 4/1/46	1,130,842
1,480,615	Pool #AS7138, 3.50%, 5/1/46	1,460,083
790,184	Pool #AS7139, 3.50%, 5/1/46	779,227
1,834,616	Pool #AS7334, 3.00%, 6/1/46	1,757,505
1,600,073	Pool #AS7335, 3.00%, 5/1/46	1,532,820
999,760	Pool #AS7336, 3.00%, 6/1/46	957,739
3,144,199	Pool #AS7504, 3.00%, 7/1/46(a)	3,012,044
807,962	Pool #AS7512, 3.00%, 7/1/46	774,003
785,133	Pool #AS7516, 3.00%, 7/1/46	752,133
1,645,959	Pool #AS7517, 3.00%, 6/1/46	1,576,778
868,678	Pool #AS7518, 3.00%, 7/1/46	832,166
2,552,763	Pool #AS7674, 3.00%, 8/1/46(a)	2,445,467
3,916,248	Pool #AS7675, 3.00%, 8/1/46(a)	3,751,643
1,904,952	Pool #AS7676, 3.00%, 8/1/46	1,824,884
1,251,060	Pool #AS8054, 3.00%, 10/1/46	1,198,477
1,780,530	Pool #AS8076, 3.00%, 10/1/46	1,705,692
1,042,910	Pool #AS8077, 3.00%, 10/1/46	999,076
1,729,280	Pool #AS8289, 3.00%, 10/1/46	1,656,597
2,819,307	Pool #AS8440, 3.00%, 11/1/46	2,700,808
1,873,989	Pool #AS8441, 3.00%, 11/1/46	1,795,223
2,122,198	Pool #AS8633, 3.50%, 1/1/47(a)	2,092,770
1,379,853	Pool #AS8776, 3.50%, 2/1/47	1,359,424
1,972,063	Pool #AS8777, 3.50%, 2/1/47(a)	1,942,867
792,079	Pool #AS9308, 4.00%, 2/1/47	800,836
1,902,331	Pool #AS9381, 4.00%, 4/1/47	1,923,361
1,626,426	Pool #AS9549, 4.00%, 5/1/47	1,644,406
2,920,428	Pool #AS9550, 4.00%, 5/1/47(a)	2,952,712
1,322,140	Pool #AS9727, 3.50%, 6/1/47	1,302,566
886,094	Pool #AS9728, 3.50%, 6/1/47	872,975
1,583,429	Pool #AS9729, 4.00%, 6/1/47	1,600,933
1,260,894	Pool #AS9825, 4.00%, 6/1/47	1,274,833
1,114,564	Pool #AT2688, 3.00%, 5/1/43	1,074,684
499,220	Pool #AT2691, 3.00%, 5/1/43	481,514
743,335	Pool #AT3963, 2.50%, 3/1/28	723,271
356,126	Pool #AT7873, 2.50%, 6/1/28	346,514
487,958	Pool #AU0971, 3.50%, 8/1/43	483,631

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 927,996	Pool #AU2165, 3.50%, 7/1/43	$919,767
847,170	Pool #AU2188, 3.50%, 8/1/43	839,658
783,736	Pool #AU3700, 3.50%, 8/1/43	776,787
693,355	Pool #AU4653, 3.50%, 9/1/43	687,207
411,143	Pool #AU6054, 4.00%, 9/1/43	418,129
472,090	Pool #AU6718, 4.00%, 10/1/43	480,554
960,979	Pool #AU7003, 4.00%, 11/1/43	978,509
694,137	Pool #AU7005, 4.00%, 11/1/43	706,799
950,657	Pool #AV0679, 4.00%, 12/1/43	967,999
469,174	Pool #AV9282, 4.00%, 2/1/44	476,266
986,580	Pool #AW0993, 4.00%, 5/1/44	1,003,961
376,270	Pool #AW1565, 4.00%, 4/1/44	381,958
206,615	Pool #AW3671, 4.00%, 4/1/44	210,191
942,134	Pool #AW5046, 4.00%, 7/1/44	956,377
871,158	Pool #AW5047, 4.00%, 7/1/44	884,327
465,401	Pool #AW7040, 4.00%, 6/1/44	473,454
736,811	Pool #AW8629, 3.50%, 5/1/44	729,126
966,253	Pool #AX2884, 3.50%, 11/1/44	955,270
1,712,920	Pool #AX4860, 3.50%, 12/1/44	1,693,449
1,031,996	Pool #AY0075, 3.50%, 11/1/44	1,020,265
1,242,850	Pool #AY1389, 3.50%, 4/1/45	1,227,945
1,133,802	Pool #AY3435, 3.50%, 5/1/45	1,120,205
769,784	Pool #AY5571, 3.50%, 6/1/45	760,552
1,440,080	Pool #BC0802, 3.50%, 4/1/46	1,420,110
1,421,275	Pool #BC0804, 3.50%, 4/1/46	1,401,565
982,094	Pool #BC1135, 3.00%, 6/1/46	940,816
2,630,915	Pool #BD3807, 3.00%, 7/1/46(a)	2,520,334
1,674,594	Pool #BD5021, 3.50%, 2/1/47	1,649,802
2,116,023	Pool #BD7140, 4.00%, 4/1/47	2,139,415
2,313,327	Pool #BE4232, 3.00%, 12/1/46	2,216,095
1,435,300	Pool #BE9743, 3.50%, 4/1/47	1,414,051
2,433,442	Pool #BH2665, 3.50%, 9/1/47	2,396,656
1,273,968	Pool #BH4071, 3.50%, 10/1/47	1,254,709
1,436,637	Pool #BH4659, 4.00%, 6/1/47	1,452,519
1,198,794	Pool #BH6930, 3.50%, 9/1/47	1,180,672
2,367,115	Pool #BJ0657, 4.00%, 2/1/48	2,391,803
1,080,295	Pool #BJ2670, 4.00%, 4/1/48	1,091,309
1,979,997	Pool #BJ5158, 4.00%, 4/1/48	2,000,369
2,773,520	Pool #CA0114, 3.50%, 8/1/47(a)	2,731,592
1,024,174	Pool #CA0115, 3.50%, 8/1/47	1,008,692
1,026,251	Pool #CA0268, 3.50%, 8/1/47	1,010,737
2,894,672	Pool #CA0334, 3.50%, 9/1/47(a)	2,850,912
2,970,995	Pool #CA0534, 3.50%, 10/1/47(a)	2,926,082
1,195,869	Pool #CA0536, 3.50%, 10/1/47	1,177,791
1,099,209	Pool #CA0551, 4.00%, 10/1/47	1,111,360
1,132,552	Pool #CA0565, 3.50%, 10/1/47	1,115,431
1,572,433	Pool #CA0742, 3.50%, 11/1/47	1,548,662
1,058,642	Pool #CA0743, 3.50%, 11/1/47	1,042,969

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$1,198,129	Pool #CA0825, 3.50%, 12/1/47	$1,180,017
1,827,948	Pool #CA0909, 3.50%, 12/1/47	1,800,314
1,455,109	Pool #CA0981, 3.50%, 12/1/47	1,433,112
2,809,130	Pool #CA1069, 3.50%, 1/1/48	2,766,664
1,791,167	Pool #CA1070, 3.50%, 1/1/48	1,764,090
1,421,093	Pool #CA1115, 3.50%, 1/1/48	1,399,610
1,062,211	Pool #CA1116, 3.50%, 1/1/48	1,046,153
1,923,725	Pool #CA1130, 3.50%, 1/1/48	1,894,644
1,888,755	Pool #CA1131, 3.50%, 2/1/48	1,860,202
1,861,696	Pool #CA1132, 3.50%, 1/1/48	1,833,553
1,884,708	Pool #CA1133, 3.50%, 2/1/48	1,856,217
1,962,095	Pool #CA1134, 3.50%, 1/1/48(a)	1,932,434
1,898,117	Pool #CA1137, 3.50%, 2/1/48	1,869,423
1,882,220	Pool #CA1140, 3.50%, 1/1/48	1,853,766
1,858,454	Pool #CA1144, 3.50%, 2/1/48	1,830,359
5,028,034	Pool #CA1152, 3.50%, 2/1/48(a)	4,952,025
1,075,001	Pool #CA1160, 3.50%, 2/1/48(a)	1,058,750
1,126,927	Pool #CA1161, 3.50%, 2/1/48	1,109,891
1,022,683	Pool #CA1162, 3.50%, 2/1/48	1,007,223
1,454,418	Pool #CA1338, 4.00%, 3/1/48	1,469,246
1,856,676	Pool #CA1339, 3.50%, 3/1/48	1,828,608
1,944,253	Pool #CA1418, 4.00%, 3/1/48	1,964,531
1,721,743	Pool #CA1420, 4.00%, 3/1/48	1,739,297
1,111,753	Pool #CA1468, 4.00%, 3/1/48	1,123,088
2,737,778	Pool #CA1469, 4.00%, 3/1/48	2,766,332
1,129,742	Pool #CA1471, 4.00%, 3/1/48	1,141,260
4,936,486	Pool #CA1507, 4.00%, 4/1/48	4,986,815
1,091,292	Pool #CA1610, 3.50%, 3/1/48	1,074,453
1,710,485	Pool #CA1611, 4.00%, 4/1/48	1,727,924
1,084,505	Pool #CA1612, 3.50%, 4/1/48	1,067,772
1,195,827	Pool #CA1613, 4.00%, 4/1/48	1,208,019
1,393,928	Pool #CA2381, 4.00%, 9/1/48	1,408,140
54,289	Pool #MC0013, 5.50%, 12/1/38	59,178
88,885	Pool #MC0014, 5.50%, 12/1/38	97,638
72,679	Pool #MC0016, 5.50%, 11/1/38	79,019
142,142	Pool #MC0038, 4.50%, 3/1/39	150,454
48,882	Pool #MC0059, 4.00%, 4/1/39	50,155
86,403	Pool #MC0081, 4.00%, 5/1/39	88,222
45,628	Pool #MC0112, 4.50%, 6/1/39	48,381
91,596	Pool #MC0127, 4.50%, 7/1/39	95,864
60,240	Pool #MC0135, 4.50%, 6/1/39	63,763
510,695	Pool #MC0154, 4.50%, 8/1/39	534,016
91,583	Pool #MC0160, 4.50%, 8/1/39	95,851
214,117	Pool #MC0171, 4.50%, 9/1/39	225,801
314,424	Pool #MC0177, 4.50%, 9/1/39	327,996
124,307	Pool #MC0270, 4.50%, 3/1/40	129,673
363,308	Pool #MC0325, 4.50%, 7/1/40	383,644
92,882	Pool #MC0426, 4.50%, 1/1/41	96,747

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$525,798	Pool #MC0584, 4.00%, 1/1/42	$535,882
162,696	Pool #MC0585, 4.00%, 1/1/42	165,816
64,388	Pool #MC3344, 5.00%, 12/1/38	68,746

		344,457,687

Freddie Mac — 14.24%
127,120	Pool #A10548, 5.00%, 6/1/33	134,499
218,500	Pool #A12237, 5.00%, 8/1/33	231,556
88,289	Pool #A12969, 4.50%, 8/1/33	91,792
33,981	Pool #A12985, 5.00%, 8/1/33	36,202
57,122	Pool #A12986, 5.00%, 8/1/33	60,879
38,829	Pool #A14028, 4.50%, 9/1/33	40,563
130,799	Pool #A14325, 5.00%, 9/1/33	138,858
79,784	Pool #A15268, 6.00%, 10/1/33	82,772
262,570	Pool #A15579, 5.50%, 11/1/33	284,758
46,713	Pool #A17393, 5.50%, 12/1/33	49,843
108,057	Pool #A17397, 5.50%, 1/1/34	117,110
234,289	Pool #A18617, 5.50%, 1/1/34	254,064
173,761	Pool #A19019, 5.50%, 2/1/34	188,357
81,744	Pool #A20070, 5.50%, 3/1/34	88,675
305,638	Pool #A20540, 5.50%, 4/1/34	331,745
103,097	Pool #A21679, 5.50%, 4/1/34	110,161
162,481	Pool #A23192, 5.00%, 5/1/34	172,680
421,581	Pool #A25310, 5.00%, 6/1/34	446,826
171,989	Pool #A25311, 5.00%, 6/1/34	182,703
59,796	Pool #A28241, 5.50%, 10/1/34	65,093
11,162	Pool #A30055, 5.00%, 11/1/34	11,718
178,979	Pool #A30591, 6.00%, 12/1/34	187,866
238,056	Pool #A31135, 5.50%, 12/1/34	258,688
229,589	Pool #A33167, 5.00%, 1/1/35	243,517
203,884	Pool #A34999, 5.50%, 4/1/35	220,828
409,453	Pool #A37185, 5.00%, 9/1/35	434,132
189,254	Pool #A38830, 5.00%, 5/1/35	200,537
93,450	Pool #A40538, 5.00%, 12/1/35	98,455
92,341	Pool #A42095, 5.50%, 1/1/36	100,208
108,772	Pool #A42097, 5.00%, 1/1/36	115,393
164,116	Pool #A42098, 5.50%, 1/1/36	178,158
321,407	Pool #A42803, 5.50%, 2/1/36	348,437
101,072	Pool #A42805, 6.00%, 2/1/36	104,957
124,934	Pool #A44639, 5.50%, 3/1/36	135,477
265,863	Pool #A45396, 5.00%, 6/1/35	281,872
144,453	Pool #A46321, 5.50%, 7/1/35	156,560
200,900	Pool #A46746, 5.50%, 8/1/35	217,807
88,289	Pool #A46996, 5.50%, 9/1/35	95,717
181,016	Pool #A46997, 5.50%, 9/1/35	196,347
130,353	Pool #A47552, 5.00%, 11/1/35	138,513
238,748	Pool #A47553, 5.00%, 11/1/35	253,142
83,945	Pool #A47554, 5.50%, 11/1/35	91,208

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$152,944	Pool #A48789, 6.00%, 5/1/36	$159,112
80,984	Pool #A49013, 6.00%, 5/1/36	84,329
266,829	Pool #A49844, 6.00%, 6/1/36	280,096
13,355	Pool #A49845, 6.50%, 6/1/36	13,373
80,017	Pool #A50128, 6.00%, 6/1/36	82,208
192,256	Pool #A59530, 5.50%, 4/1/37	208,539
194,355	Pool #A59964, 5.50%, 4/1/37	211,168
80,919	Pool #A61754, 5.50%, 5/1/37	88,055
94,392	Pool #A61915, 5.50%, 6/1/37	102,529
141,947	Pool #A61916, 6.00%, 6/1/37	147,668
100,847	Pool #A63456, 5.50%, 6/1/37	109,502
149,875	Pool #A64012, 5.50%, 7/1/37	162,737
90,923	Pool #A64015, 6.00%, 7/1/37	94,147
403,661	Pool #A66061, 5.50%, 8/1/37	438,403
130,137	Pool #A66122, 6.00%, 8/1/37	135,826
203,164	Pool #A68766, 6.00%, 10/1/37	214,691
61,308	Pool #A70292, 5.50%, 7/1/37	66,579
111,992	Pool #A75113, 5.00%, 3/1/38	119,000
88,850	Pool #A76187, 5.00%, 4/1/38	94,563
703,869	Pool #A91887, 5.00%, 4/1/40	756,054
159,588	Pool #A92388, 4.50%, 5/1/40	166,545
432,916	Pool #A93962, 4.50%, 9/1/40	451,653
408,022	Pool #A95573, 4.00%, 12/1/40	416,023
266,452	Pool #A96339, 4.00%, 12/1/40	271,677
311,166	Pool #A97099, 4.00%, 1/1/41	317,267
451,295	Pool #A97715, 4.00%, 3/1/41	460,145
373,706	Pool #A97716, 4.50%, 3/1/41	389,413
29,401	Pool #B31140, 6.50%, 10/1/31	29,693
63,965	Pool #B31493, 5.00%, 2/1/34	67,677
53,351	Pool #B31532, 5.00%, 5/1/34	56,453
81,010	Pool #B31546, 5.50%, 5/1/34	86,986
49,309	Pool #B31547, 5.50%, 5/1/34	52,952
81,672	Pool #B31551, 5.50%, 6/1/34	87,596
57,821	Pool #B31587, 5.00%, 11/1/34	61,270
56,578	Pool #B31588, 5.50%, 11/1/34	60,698
5,412	Pool #B50450, 4.50%, 1/1/19	5,416
720	Pool #B50470, 4.50%, 4/1/19	720
22,618	Pool #B50496, 5.50%, 9/1/19	22,798
8,337	Pool #B50499, 5.00%, 11/1/19	8,382
11,045	Pool #B50504, 5.50%, 11/1/19	11,150
28,027	Pool #B50506, 5.00%, 11/1/19	28,227
32,251	Pool #C37233, 7.50%, 2/1/30	32,805
101,279	Pool #C51686, 6.50%, 5/1/31	106,979
49,319	Pool #C53210, 6.50%, 6/1/31	51,134
41,416	Pool #C60020, 6.50%, 11/1/31	42,652
45,088	Pool #C65616, 6.50%, 3/1/32	46,341
37,522	Pool #C73273, 6.00%, 11/1/32	38,273
156,631	Pool #C73525, 6.00%, 11/1/32	166,856

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 50,783	Pool #C74672, 5.50%, 11/1/32	$54,770
78,639	Pool #C77844, 5.50%, 3/1/33	85,208
55,901	Pool #C77845, 5.50%, 3/1/33	60,566
25,903	Pool #J00980, 5.00%, 1/1/21	26,260
3,292	Pool #J05466, 5.50%, 6/1/22	3,301
397,856	Pool #J21142, 2.50%, 11/1/27	387,645
530,975	Pool #J23532, 2.50%, 5/1/28	517,348
149,657	Pool #Q00465, 4.50%, 4/1/41	155,854
669,646	Pool #Q05867, 3.50%, 12/1/41	665,095
370,558	Pool #Q06239, 3.50%, 1/1/42	368,039
312,119	Pool #Q06406, 4.00%, 2/1/42	318,142
820,288	Pool #Q13349, 3.00%, 11/1/42	790,905
1,224,676	Pool #Q17662, 3.00%, 4/1/43	1,180,807
1,052,413	Pool #Q18754, 3.00%, 6/1/43	1,014,715
685,629	Pool #Q18772, 3.00%, 6/1/43	661,070
956,584	Pool #Q32756, 3.00%, 4/1/45	918,731
807,510	Pool #Q33966, 3.50%, 6/1/45	797,227
1,112,041	Pool #Q41898, 3.50%, 7/1/46	1,096,837
802,572	Pool #Q41900, 3.50%, 7/1/46	791,599
1,029,035	Pool #Q41901, 3.50%, 7/1/46	1,014,966
1,302,896	Pool #Q43155, 3.00%, 9/1/46	1,248,082
1,403,437	Pool #Q43157, 3.00%, 9/1/46	1,344,394
999,524	Pool #V82990, 4.00%, 3/1/47	1,010,691
790,539	Pool #V83121, 3.50%, 3/1/47	778,990
2,683,236	Pool #V83123, 4.00%, 5/1/47	2,713,212
1,856,344	Pool #V83124, 3.50%, 4/1/47	1,829,224
1,998,568	Pool #V83185, 3.50%, 5/1/47	1,969,370
1,860,246	Pool #V83186, 4.00%, 5/1/47	1,881,029
1,855,842	Pool #V83446, 3.50%, 9/1/47	1,828,149
2,129,429	Pool #V83528, 3.50%, 11/1/47	2,097,654
1,459,242	Pool #V83558, 3.50%, 10/1/47	1,437,467
878,932	Pool #V83568, 3.50%, 11/1/47	865,817
1,867,334	Pool #V83750, 3.50%, 12/1/47	1,839,470
4,990,689	Pool #V83890, 3.50%, 2/1/48	4,916,218
1,398,951	Pool #V83900, 3.50%, 1/1/48	1,378,076
3,081,150	Pool #V83915, 3.50%, 1/1/48	3,035,174
3,471,560	Pool #V83916, 4.00%, 1/1/48	3,508,174
1,020,521	Pool #V84044, 4.00%, 1/1/48	1,031,284
1,410,059	Pool #V84506, 4.00%, 7/1/48	1,424,545
1,077,972	Pool #V84589, 4.50%, 8/1/48	1,113,343
1,492,353	Pool #V84603, 4.00%, 8/1/48	1,507,743
1,598,539	Pool #WA3103, 3.30%, 2/1/27	1,572,472
2,000,000	Pool #WN3000, 3.14%, 1/1/28	1,931,844
1,042,499	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(b)	994,265
1,963,191	Series 2017-SB43, Class A10F, 3.00%, 10/25/27(b)	1,879,356
990,984	Series 2017-SB43, Class A10H, (LIBOR USD 1-Month + 3.190%), 3.20%, 10/25/37(c)	954,922
1,741,832	Series 2017-SB44, Class A10F, 3.03%, 11/25/27(b)	1,670,147

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 627,416	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(b)	$606,598
3,888,507	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(c)	3,800,116
4,956,306	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(b)	4,850,749
499,216	Series 2018-SB50, Class A7F, 3.13%, 4/25/25(b)	490,432
499,636	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(b)	492,124
1,100,000	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(d)	1,098,073

		84,293,322

Ginnie Mae — 23.98%
85,562	Pool #409117, 5.50%, 6/20/38	91,417
675,919	Pool #442423, 4.00%, 9/20/41	692,289
96,129	Pool #487643, 5.00%, 2/15/39	102,404
264,963	Pool #616936, 5.50%, 1/15/36	287,284
289,151	Pool #617904, 5.75%, 9/15/23	289,423
1,250,273	Pool #618363, 4.00%, 9/20/41	1,280,553
454,489	Pool #624106, 5.13%, 3/15/34	454,780
316,754	Pool #654705, 4.00%, 9/20/41	324,426
399,616	Pool #664269, 5.85%, 6/15/38	399,058
24,679	Pool #675509, 5.50%, 6/15/38	27,010
161,913	Pool #697672, 5.50%, 12/15/38	177,055
272,432	Pool #697814, 5.00%, 2/15/39	290,300
360,490	Pool #697885, 4.50%, 3/15/39	378,373
110,584	Pool #698112, 4.50%, 5/15/39	116,070
516,848	Pool #698113, 4.50%, 5/15/39	542,488
129,208	Pool #699294, 5.63%, 9/20/38	138,768
1,565,037	Pool #713519, 6.00%, 7/15/39	1,711,976
115,337	Pool #714561, 4.50%, 6/15/39	121,058
275,445	Pool #716822, 4.50%, 4/15/39	289,110
235,223	Pool #716823, 4.50%, 4/15/39	246,892
118,654	Pool #717132, 4.50%, 5/15/39	124,726
511,791	Pool #720080, 4.50%, 6/15/39	543,258
229,426	Pool #720521, 5.00%, 8/15/39	244,330
417,936	Pool #724629, 5.00%, 7/20/40	444,710
843,439	Pool #726550, 5.00%, 9/15/39	898,230
274,803	Pool #729018, 4.50%, 2/15/40	287,180
370,517	Pool #729346, 4.50%, 7/15/41	387,508
414,957	Pool #738844, 3.50%, 10/15/41	413,838
319,515	Pool #738845, 3.50%, 10/15/41	318,654
1,038,771	Pool #738862, 4.00%, 10/15/41	1,064,983
324,235	Pool #747241, 5.00%, 9/20/40	343,588
769,569	Pool #748654, 3.50%, 9/15/40	765,090
152,115	Pool #748846, 4.50%, 9/20/40	160,986
409,521	Pool #757016, 3.50%, 11/15/40	407,713
443,088	Pool #757017, 4.00%, 12/15/40	452,833
550,914	Pool #759297, 4.00%, 1/20/41	564,601
244,789	Pool #759298, 4.00%, 2/20/41	250,870
262,947	Pool #762877, 4.00%, 4/1/41	269,582
295,398	Pool #763564, 4.50%, 5/15/41	308,945

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 288,714	Pool #770391, 4.50%, 6/15/41	$301,955
388,708	Pool #770481, 4.00%, 8/15/41	398,516
115,810	Pool #770482, 4.50%, 8/15/41	122,496
613,257	Pool #770517, 4.00%, 8/15/41	628,733
375,896	Pool #770529, 4.00%, 8/15/41	385,382
531,702	Pool #770537, 4.00%, 8/15/41	545,119
375,028	Pool #770738, 4.50%, 6/20/41	391,508
533,193	Pool #779592, 4.00%, 11/20/41	546,107
127,883	Pool #779593, 4.00%, 11/20/41	130,981
470,293	Pool #AA6312, 3.00%, 4/15/43	457,947
633,626	Pool #AA6424, 3.00%, 5/15/43	616,993
1,159,351	Pool #AB2733, 3.50%, 8/15/42	1,159,124
2,066,281	Pool #AB2745, 3.00%, 8/15/42	2,010,749
1,688,270	Pool #AB2841, 3.00%, 9/15/42	1,642,897
516,371	Pool #AB2843, 3.00%, 9/15/42	502,494
122,914	Pool #AB2852, 3.50%, 9/15/42	122,890
5,316,711	Pool #AC9541, 2.12%, 2/15/48	4,973,237
502,672	Pool #AE6946, 3.00%, 6/15/43	489,477
182,560	Pool #AE8253, 4.00%, 2/20/44	186,468
522,409	Pool #AG8915, 4.00%, 2/20/44	533,592
972,783	Pool #AK6446, 3.00%, 1/15/45	946,639
737,394	Pool #AK7036, 3.00%, 4/15/45	717,577
1,033,475	Pool #AO3594, 3.50%, 8/20/45	1,028,994
784,243	Pool #AO8336, 3.50%, 9/20/45	780,842
1,018,394	Pool #AP3887, 3.50%, 9/20/45	1,013,979
632,911	Pool #AR4919, 3.50%, 3/20/46	630,167
1,153,907	Pool #AR4970, 3.50%, 4/20/46	1,147,822
1,470,894	Pool #AR9008, 3.00%, 5/20/46	1,424,928
1,758,151	Pool #AS2837, 3.50%, 3/20/46	1,748,880
896,019	Pool #AS2921, 3.50%, 4/20/46	891,294
831,561	Pool #AS4332, 3.00%, 6/20/46	805,575
838,406	Pool #AS5511, 3.50%, 3/20/46	834,771
1,537,475	Pool #AX7237, 3.50%, 11/20/46	1,529,367
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(b)	636,981
2,117,648	Series 2012-107, Class A, 1.15%, 1/16/45	1,918,922
1,600,000	Series 2012-112, Class B, 2.61%, 1/16/53(b)	1,486,297
4,942,740	Series 2012-114, Class A, 2.10%, 1/16/53(b)	4,587,283
1,959,925	Series 2012-115, Class A, 2.13%, 4/16/45	1,848,735
2,339,424	Series 2012-120, Class A, 1.90%, 2/16/53	2,170,752
1,100,198	Series 2012-131, Class A, 1.90%, 2/16/53	1,026,881
530,378	Series 2012-144, Class AD, 1.77%, 1/16/53	495,132
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	5,755,454
150,374	Series 2012-35, Class C, 3.25%, 11/16/52(b)	147,400
1,600,000	Series 2012-45, Class C, 3.31%, 4/16/53(b)	1,561,804
1,253,049	Series 2012-53, Class AC, 2.38%, 12/16/43	1,205,550
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	7,484,852
386,588	Series 2012-70, Class A, 1.73%, 5/1/42	378,811
406,299	Series 2012-72, Class A, 1.72%, 5/16/42	401,350

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 1,365,470	Series 2012-78, Class A, 1.68%, 3/16/44	$1,329,935
762,744	Series 2013-101, Class AG, 1.76%, 4/16/38	748,473
760,286	Series 2013-105, Class A, 1.71%, 2/16/37	740,991
1,040,207	Series 2013-107, Class A, 2.00%, 5/16/40	1,005,811
405,858	Series 2013-126, Class BK, 2.45%, 10/16/47(b)	380,104
272,645	Series 2013-127, Class A, 2.00%, 3/16/52	268,482
666,955	Series 2013-17, Class A, 1.13%, 1/16/49	627,322
687,873	Series 2013-29, Class AB, 1.77%, 10/16/45	653,143
681,180	Series 2013-33, Class A, 1.06%, 7/16/38	652,861
1,933,148	Series 2013-63, Class AB, 1.38%, 3/16/45	1,802,244
1,239,276	Series 2013-97, Class AC, 2.00%, 6/16/45	1,168,251
605,815	Series 2014-148, Class A, 2.65%, 11/16/43	599,102
2,526,333	Series 2014-172, Class AF, 2.50%, 9/16/41	2,488,520
24,682	Series 2014-47, Class AB, 2.25%, 8/16/40	24,614
244,145	Series 2014-54, Class AB, 2.62%, 10/16/43	242,409
469,251	Series 2014-77, Class AC, 2.35%, 10/16/40	462,073
623,803	Series 2014-82, Class AB, 2.40%, 5/16/45	609,422
123,177	Series 2015-107, Class AB, 2.50%, 11/16/49	117,550
2,552,151	Series 2015-114, Class AD, 2.50%, 11/15/51	2,451,666
985,800	Series 2015-128, Class AD, 2.50%, 12/16/50	943,225
731,506	Series 2015-130, Class AH, 2.90%, 8/16/47(b)	714,977
2,711,961	Series 2015-135, Class AC, 2.35%, 4/16/49	2,565,310
999,922	Series 2015-136, Class AC, 2.50%, 3/16/47	960,396
758,542	Series 2015-15, Class A, 2.00%, 11/16/48	709,774
1,535,999	Series 2015-154, Class AD, 2.50%, 5/16/54	1,445,933
939,400	Series 2015-171, Class DA, 2.37%, 3/16/46	890,811
1,295,545	Series 2015-2, Class A, 2.50%, 12/16/44	1,267,710
1,447,941	Series 2015-22, Class A, 2.40%, 8/16/47	1,387,909
1,923,961	Series 2015-70, Class AB, 2.30%, 11/16/48	1,805,948
343,823	Series 2015-75, Class A, 3.00%, 2/16/44	338,675
327,265	Series 2015-98, Class AB, 2.20%, 11/16/43	314,984
651,550	Series 2016-11, Class AD, 2.25%, 11/16/43	629,582
918,780	Series 2016-14, Class AB, 2.15%, 8/16/42	881,225
1,801,006	Series 2016-152, Class EA, 2.20%, 8/15/58	1,668,268
2,376,924	Series 2016-157, Class AC, 2.00%, 11/16/50	2,216,055
896,280	Series 2016-26, Class A, 2.25%, 12/16/55	863,270
727,880	Series 2016-28, Class AB, 2.40%, 11/16/55	705,750
755,905	Series 2016-36, Class AB, 2.30%, 6/16/56	720,137
873,187	Series 2016-39, Class AH, 2.50%, 9/16/44	843,144
1,035,410	Series 2016-50, Class A, 2.30%, 7/16/52	990,842
2,286,900	Series 2016-64, Class CA, 2.30%, 3/16/45	2,187,571
1,904,693	Series 2016-67, Class A, 2.30%, 7/16/56	1,823,599
952,472	Series 2016-94, Class AC, 2.20%, 8/16/57	882,024
823,065	Series 2016-96, Class BA, 1.95%, 3/16/43	787,286
1,476,437	Series 2017-127, Class AB, 2.50%, 2/16/59	1,395,127
1,478,716	Series 2017-135, Class AE, 2.60%, 10/16/58	1,392,779
985,120	Series 2017-140, Class A, 2.50%, 2/16/59	930,201
492,448	Series 2017-157, Class AH, 2.55%, 2/16/53	471,253

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$1,460,612	Series 2017-23, Class AC, 2.30%, 3/16/57	$1,395,103
1,952,848	Series 2017-41, Class AC, 2.25%, 3/16/57	1,859,889
1,168,889	Series 2017-46, Class A, 2.50%, 11/16/57	1,093,908
2,111,962	Series 2017-71, Class AS, 2.70%, 4/16/57	2,011,527
949,803	Series 2017-9, Class AE, 2.40%, 9/16/50	900,354
3,902,680	Series 2017-94, Class AH, 2.60%, 2/16/59	3,695,065
1,385,909	Series 2018-2, Class AD, 2.40%, 3/16/59	1,306,159
990,302	Series 2018-26, Class AD, 2.50%, 3/16/52	955,098
2,472,633	Series 2018-3, Class AG, 2.50%, 10/16/58	2,343,625

		141,633,529

Total U.S. Government Agency Backed Mortgages		570,384,538

(Cost $587,856,595)
U.S. Government Agency Obligations — 5.55%(g)
Small Business Administration — 5.52%
345,057	0.88%, 1/1/32(d)	358,576
39,006	0.91%, 4/1/20(d)	39,333
5,497,853	1.26%, 7/18/30(d),(e),(f)	140,745
111,164	(Prime Index - 2.700%), 2.30%, 3/25/29(c)	110,127
155,374	(Prime Index - 2.650%), 2.35%, 3/25/28(c)	154,259
921,829	(Prime Index - 2.600%), 2.40%, 7/25/41(c)	912,769
919,744	(Prime Index - 2.600%), 2.40%, 9/25/41(c)	910,684
443,154	(Prime Index - 2.600%), 2.40%, 9/25/41(c)	438,788
875,560	(Prime Index - 2.600%), 2.40%, 7/25/42(c)	866,842
1,799,023	(Prime Index - 2.550%), 2.45%, 7/25/42(c)	1,786,694
379,306	(Prime Index - 2.525%), 2.48%, 11/25/41(c)	377,304
936,926	(Prime Index - 2.500%), 2.50%, 2/25/28(c)	935,125
37,236	3.36%, 7/1/21(d)	38,335
992,424	3.36%, 7/8/24(d)	1,056,276
1,272,038	(Prime Index - 1.400%), 3.60%, 7/25/41(c)	1,325,081
30,540	3.61%, 4/4/20(d)	31,032
348,069	3.85%, 9/16/34(d)	370,126
2,395,547	(Prime Index - 0.675%), 4.33%, 9/25/43(c)	2,606,200
711,329	(Prime Index - 0.362%), 4.63%, 11/25/27(c)	749,634
437,396	(Prime Index - 0.160%), 4.86%, 2/25/40(c)	478,769
898,971	(Prime Index - 0.013%), 4.99%, 7/25/29(c)	967,209
177,567	(Prime Index + 0.042%), 5.04%, 12/25/40(c)	196,694
1,189,040	(Prime Index + 0.101%), 5.10%, 8/25/29(c)	1,285,362
44,497	5.13%, 2/28/24(d)	47,106
945,276	(Prime Index + 0.163%), 5.16%, 6/25/29(c)	1,021,217
1,046,729	(Prime Index + 0.194%), 5.19%, 11/25/28(c)	1,128,351
358,709	(Prime Index + 0.355%), 5.36%, 2/25/26(c)	381,960
904,390	(Prime Index + 0.687%), 5.69%, 3/25/30(c)	999,030
161,886	(Prime Index + 0.700%), 5.70%, 2/25/28(c)	176,459
160,281	(Prime Index + 0.744%), 5.74%, 8/25/27(c)	174,305
686,601	(Prime Index + 0.779%), 5.77%, 9/25/28(c)	753,370
902,962	(Prime Index + 0.792%), 5.80%, 2/25/28(c)	987,407

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 299,217	(Prime Index + 0.785%), 5.81%, 6/25/28(c)	$328,119
654,060	(Prime Index + 0.806%), 5.81%, 3/25/29(c)	721,150
1,200,818	(Prime Index + 0.852%), 5.83%, 5/25/29(c)	1,326,681
1,513,411	(Prime Index + 0.836%), 5.83%, 6/25/29(c)	1,672,933
352,085	(Prime Index + 0.823%), 5.83%, 2/25/30(c)	390,819
1,343,144	(Prime Index + 0.861%), 5.86%, 2/25/29(c)	1,482,693
855,220	(Prime Index + 0.888%), 5.88%, 7/25/30(c)	951,996
334,006	(Prime Index + 0.897%), 5.90%, 1/25/29(c)	368,326
683,604	(Prime Index + 0.931%), 5.93%, 7/25/29(c)	757,372
149,101	(Prime Index + 0.940%), 5.94%, 11/25/28(c)	164,456
1,433,397	(Prime Index + 1.135%), 6.14%, 9/25/28(c)	1,583,868
766,309	(Prime Index + 1.183%), 6.18%, 5/25/29(c)	852,384
137,462	(Prime Index + 1.206%), 6.20%, 11/25/26(c)	150,482
79,962	(Prime Index + 1.556%), 6.55%, 7/25/28(c)	89,531

		32,645,979

United States Department of Agriculture — 0.03%
149,396	5.38%, 10/26/22(d)	152,879

Total U.S. Government Agency Obligations		32,798,858

(Cost $33,318,968)(g)

Municipal Bonds — 3.79%
California — 0.74%
945,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 11/13/18 @ 101	950,339
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	919,000
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,563,010
1,000,000	City of Los Angeles Housing GO, Series A, 3.15%, 9/1/30, Callable 9/1/27 @ 100	923,010

		4,355,359

Colorado — 0.07%
455,680	Colorado Housing & Finance Authority Revenue, 3.40%, 11/1/45, (Credit Support: FHA)	443,677

District of Columbia — 0.17%
1,081,444	District of Columbia Housing Finance Agency Refunding Revenue, 3.24%, 3/1/49, (Credit Support: FHA)	1,033,493

Georgia — 0.16%
1,000,000	Atlanta Development Authority Revenue, 2.87%, 12/1/26	950,720

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
Illinois — 0.20%
$ 260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 8/1/20 @ 100	$268,999
963,644	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	902,221

		1,171,220

Massachusetts — 0.21%
330,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.31%, 12/1/18	329,621
160,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.51%, 6/1/19	159,358
575,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.61%, 12/1/19	571,320
205,000	Massachusetts Housing Finance Agency Revenue, Series 170, 3.09%, 6/1/20	204,506

		1,264,805

Minnesota — 0.08%
494,908	City of Minnetonka Housing Revenue, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	476,329

Missouri — 0.69%
4,150,978	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	4,069,868

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
New York — 1.32%
$ 400,000	New York City Housing Development Corp. Revenue, 1.93%, 11/1/21	$383,840
170,000	New York City Housing Development Corp. Revenue, 2.04%, 5/1/22	162,178
100,000	New York City Housing Development Corp. Revenue, 2.14%, 11/1/22	94,924
200,000	New York City Housing Development Corp. Revenue, 2.37%, 5/1/24	187,392
40,000	New York City Housing Development Corp. Revenue, 2.47%, 11/1/24	37,396
300,000	New York City Housing Development Corp. Revenue, 2.62%, 5/1/26, Callable 11/1/25 @ 100	277,074
500,000	New York City Housing Development Corp. Revenue, Series B-1, 3.56%, 11/1/26, Callable 2/1/26 @ 100	490,695
1,000,000	New York City Housing Development Corp. Revenue, Series B-1, 3.61%, 11/1/27, Callable 2/1/26 @ 100	969,920
500,000	New York City Housing Development Corp. Revenue, 3.33%, 2/1/28, Callable 8/1/25 @ 100	483,785
500,000	New York City Housing Development Corp. Revenue, Series B-1, 3.81%, 11/1/29, Callable 2/1/26 @ 100	488,765
620,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/13/18 @ 100	620,533
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/13/18 @ 100	1,000,400
1,335,000	New York State Mortgage Agency Revenue, Series 184, 2.10%, 4/1/19	1,329,767
1,245,000	New York State Mortgage Agency Revenue, Series 184, 1.85%, 10/1/18	1,245,000

		7,771,669

Vermont — 0.02%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	95,533

Washington — 0.13%
800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	781,056

Total Municipal Bonds		22,413,729

(Cost $22,966,897)

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Principal Amount		Value
Corporate Bonds — 0.07%
Consumer, Non-cyclical — 0.07%
$415,000	Montefiore Medical Center, 2.15%, 10/20/26	$384,416

Total Corporate Bonds		384,416
(Cost $415,000)

Shares
Investment Company — 0.51%
3,043,974	U.S. Government Money Market Fund, RBC Institutional Class 1(h)	3,043,974

Total Investment Company		3,043,974

(Cost $3,043,974)

Total Investments		$629,025,515
(Cost $647,601,434)(g) — 106.46%
Liabilities in excess of other assets — (6.46)%		(38,175,702)

NET ASSETS — 100.00%		$590,849,813

(a)	This security is either fully or partially pledged as collateral for reverse repurchase agreements.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.

(d)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(e)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(g)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

(h)	Affiliated investment.

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2018

Financial futures contracts as of September 30, 2018:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Ultra U.S. Treasury Bonds	15	December 2018	$70,781	USD	$2,384,953	Barclays Capital
Total			$70,781

Reverse repurchase agreements as of September 30, 2018:

Counterparty	Rate	Trade Date	Maturity Date	Net Closing Amount	Par Value
Deutsche Bank	2.20%	8/15/18	10/2/18	$13,487,629	$13,449,000
BNP Paribas SA	2.30%	9/4/18	10/16/18	13,747,803	13,711,885
Citigroup Global Markets, Inc.	2.38%	9/17/18	12/4/18	8,293,548	8,251,000
Goldman Sachs	2.43%	9/25/18	11/16/18	5,324,266	5,306,000

Total					$40,717,885

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund

September 30, 2018

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 60.56%
Fannie Mae — 43.18%
$240,000	(TBA), 3.50%, 10/1/48	$236,175
25,000	(TBA), 4.50%, 10/1/48	25,789
400,000	(TBA), 3.00%, 10/1/48	382,719
50,000	Pool #AN0360, 3.95%, 12/1/45	50,479
96,308	Pool #AN1381, 2.56%, 8/1/26	91,177
50,000	Pool #AN6149, 3.14%, 7/1/32	46,427
98,845	Pool #AN7868, 3.06%, 12/1/27	95,466
99,037	Pool #AN8300, 3.03%, 2/1/30	93,666
100,000	Pool #AN8458, 2.97%, 2/1/25	97,829
88,088	Pool #BJ0657, 4.00%, 2/1/48	89,007
98,930	Pool #BJ2670, 4.00%, 4/1/48	99,939
97,467	Pool #BJ3178, 4.00%, 11/1/47	99,028
99,011	Pool #BJ3251, 4.00%, 1/1/48	100,105
99,117	Pool #BJ4987, 4.00%, 3/1/48	100,553
99,082	Pool #BJ4993, 3.50%, 2/1/48	97,584
99,296	Pool #BJ5158, 4.00%, 4/1/48	100,318
99,104	Pool #BJ9439, 4.00%, 2/1/48	100,137
99,289	Pool #BJ9477, 4.00%, 4/1/48	100,302
88,476	Pool #CA1066, 4.00%, 1/1/48	89,399
97,622	Pool #CA1068, 3.50%, 1/1/48	96,146

		2,192,245

Freddie Mac — 9.69%
99,163	Pool #V84044, 4.00%, 1/1/48	100,208
99,725	Pool #V84506, 4.00%, 7/1/48	100,749
99,590	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(a)	96,285
99,705	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(a)	97,439
99,126	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(a)	97,015

		491,696

Ginnie Mae — 7.69%
98,654	Pool #BB3740, 4.00%, 11/1/47	100,449
99,309	Pool #BE3008, 4.00%, 4/1/48	101,148
98,994	Series 2018-2, Class AD, 2.40%, 3/16/59	93,297
99,030	Series 2018-26, Class AD, 2.50%, 3/16/52	95,510

		390,404

Total U.S. Government Agency Backed Mortgages		3,074,345

(Cost $3,131,786)

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
Municipal Bonds — 14.35%
California — 4.73%
$100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	$93,314
100,000	City of Sunnyvale Wastewater Revenue Series A, 3.20%, 4/1/26	97,088
50,000	County of Alameda Housing GO, Series A, 2.56%, 8/1/20	49,600

		240,002

Colorado — 0.96%
50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	49,006

Georgia — 2.87%
75,000	Atlanta Urban Residential Finance Authority Revenue, Series A, 2.39%, 12/1/22	72,643
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	72,820

		145,463

Missouri — 1.96%
100,000	Riverview Gardens School District GO, 3.15%, 4/1/22, (Credit Support: State Aid Dir Dep)	99,454

New Jersey — 1.95%
100,000	Township of Brick GO, Series B, 3.00%, 9/1/22	99,165

Vermont — 1.88%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	95,533

Total Municipal Bonds		728,623

(Cost $746,178)

U.S. Government Agency Obligations — 10.39%
Small Business Administration — 10.39%
93,693	(Prime Index - 2.500%), 2.50%, 2/25/28(b)	93,512
99,814	(Prime Index - 0.675%), 4.33%, 9/25/43(b)	108,592
98,213	(Prime Rate + 0.627%), 5.63%, 3/25/43(b)	113,140
93,820	(Prime Index + 0.700%), 5.70%, 2/25/28(b)	102,265
99,401	(Prime Index + 0.940%), 5.94%, 11/25/28(b)	109,637

		527,146

Total U.S. Government Agency Obligations		527,146

(Cost $529,029)

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
Corporate Bonds — 7.60%
Financial — 3.78%
$200,000	Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	$192,069

Technology — 1.94%
100,000	Apple, Inc., 2.85%, 2/23/23	98,442

Utilities — 1.88%
100,000	Avangrid, Inc., 3.15%, 12/1/24	95,323

Total Corporate Bonds		385,834

(Cost $387,600)
Asset Backed Securities — 1.96%
100,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(c)	99,503

Total Asset Backed Securities		99,503

(Cost $99,994)

Shares
Investment Company — 15.61%
792,474	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	792,474

Total Investment Company		792,474

(Cost $792,474)

Total Investments		$5,607,925
(Cost $5,687,061)(e) — 110.47%
Liabilities in excess of other assets — (10.47)%		(531,625)

NET ASSETS — 100.00%		$5,076,300

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2018

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2018:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Notes	4	December 2018	$(2,750)	USD	$452,668	Barclays Capital
Two Year U.S. Treasury Notes	2	December 2018	(875)	USD	422,350	Barclays Capital
Ultra U.S. Treasury Bonds	3	December 2018	(14,250)	USD	477,103	Barclays Capital
Total			$(17,875)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Ten Year U.S. Treasury Notes	1	December 2018	$ 1,172	USD	$119,950	Barclays Capital
Ten Year Ultra U.S. Treasury Bonds	4	December 2018	6,813	USD	510,800	Barclays Capital
Total			$ 7,985

Abbreviations used are defined below:

GO - General Obligations

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

37

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

September 30, 2018
	Access Capital Community Investment Fund	RBC Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $644,557,460 and $4,894,587, respectively)	$625,981,541	$4,815,451
Affiliated investments (cost $3,043,974 and $792,474, respectively)	3,043,974	792,474
Cash at broker for financial future contracts	982,642	96,149
Interest and dividend receivable	2,102,002	24,772
Receivable from advisor	—	11,807
Receivable for capital shares issued	176,526	—
Receivable for investments sold	386,153	3,233
Unrealized appreciation on futures contracts	70,781	7,985
Prepaid expenses and other assets	29,395	42,118

Total Assets	632,773,014	5,793,989

Liabilities:
Distributions payable	593,621	—
Payable for capital shares redeemed	143,111	352
Payable for investments purchased	—	648,214
Reverse repurchase agreements (including interest of $70,011 and $0, respectively)	40,787,896	—
Unrealized depreciation on futures contracts	—	17,875
Accrued expenses and other payables:
Investment advisory fees	214,171	—
Accounting fees	9,132	4,220
Audit fees	55,789	36,567
Trustees’ fees	466	10
Distribution fees	10,097	—
Custodian fees	7,404	495
Shareholder reports	17,211	—
Transfer agent fees	32,699	3,953
Other	51,604	6,003

Total Liabilities	41,923,201	717,689

Net Assets	$590,849,813	$5,076,300

Net Assets Consists of:
Capital	$639,113,046	$5,276,397
Distributions in excess of net investment income	(1,204,236)	0
Accumulated net realized losses from investment transactions and futures contracts	(28,553,859)	(111,071)
Net unrealized depreciation on investments and futures contracts	(18,505,138)	(89,026)

Net Assets	$590,849,813	$5,076,300

38

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

	Access Capital Community Investment Fund		RBC Impact Bond Fund
Net Assets
Class A		$22,257,706	$	N/A
Class I		568,592,107		2,629,608
Class R6		N/A		2,446,692

Total		$590,849,813		$5,076,300

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value for Access Capital Community Investment Fund/Unlimited number of shares authorized, no par value for RBC Impact Bond Fund):

Class A		2,581,244		N/A
Class I		65,976,082		273,741
Class R6		N/A		254,694

Total		68,557,326		528,435

Net Asset Values and Redemption Prices Per Share:
Class A		$8.62	$	N/A

Class I		$8.62		$9.61

Class R6	$	N/A		$9.61

Maximum Offering Price Per Share:
Class A		$8.96	$	N/A

Maximum Sales Charge - Class A		3.75%		N/A

See Notes to the Financial Statements.

39

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2018
	Access Capital Community Investment Fund	RBC Impact Bond Fund(a)
Investment Income:
Interest income	$19,272,202	$97,221
Dividend income - affiliated	79,242	9,872

Total Investment Income	19,351,444	107,093

Expenses:
Investment advisory fees	3,047,165	13,700
Distribution fees–Class A	58,973	—
Accounting fees	180,175	24,519
Audit fees	49,065	36,567
Custodian fees	44,148	1,849
Insurance fees	8,477	89
Legal fees	76,147	5,009
Registrations and filing fees	47,585	5,390
Shareholder reports	46,049	12,971
Transfer agent fees–Class A	58,568	—
Transfer agent fees–Class I	177,989	5,873
Transfer agent fees–Class R6	—	2,947
Trustees’ fees and expenses	55,586	294
Interest expense	709,004	—
Tax expense	3,849	3,985
Offering fees	—	32,661
Other fees	14,314	1,475

Total expenses before fee waiver/reimbursement	4,577,094	147,329
Expenses waived/reimbursed by:
Advisor	(41,127)	(130,671)

Net expenses	4,535,967	16,658

Net Investment Income	14,815,477	90,435

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(1,557,225)	(105,010)
Futures contracts	(1,053,919)	(3,990)

Net realized losses	(2,611,144)	(109,000)

Net change in unrealized appreciation/(depreciation) on:
Investments	(24,006,294)	(79,136)
Futures contracts	118,281	(9,890)

Net unrealized losses	(23,888,013)	(89,026)

Change in net assets resulting from operations	$(11,683,680)	$(107,591)

(a)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

40

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Access Capital Community Investment Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment income	$14,815,477	$14,637,670
Net realized gains/(losses) from investments and futures contracts	(2,611,144)	2,886,282
Net change in unrealized depreciation on investments and futures contracts	(23,888,013)	(15,941,964)

Change in net assets resulting from operations	(11,683,680)	1,581,988

Distributions to Class A Shareholders:
From net investment income	(557,951)	(545,493)
Class A - Distributions from return of capital	(4,421)	—
Distributions to Class I Shareholders:
From net investment income	(15,827,423)	(16,290,496)
Class I - Distributions from return of capital	(125,416)	—

Change in net assets resulting from shareholder distributions	(16,515,211)	(16,835,989)

Capital Transactions:
Proceeds from shares issued	133,846,780	131,118,785
Distributions reinvested	8,373,194	10,003,466
Cost of shares redeemed	(167,067,211)	(82,132,507)

Change in net assets resulting from capital transactions	(24,847,237)	58,989,744

Net increase/(decrease) in net assets	(53,046,128)	43,735,743
Net Assets:
Beginning of year	643,895,941	600,160,198

End of year	$590,849,813	$643,895,941

Distributions in excess of net investment income	$(1,204,236)	$(1,322,406)

Share Transactions:
Issued	15,076,932	14,520,336
Reinvested	953,925	1,106,067
Redeemed	(18,878,714)	(9,086,004)

Change in shares resulting from capital transactions	(2,847,857)	6,540,399

See Notes to the Financial Statements.

41

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

RBC Impact Bond Fund
For the Period Ended September 30, 2018(a)
From Investment Activities
Operations:
Net investment income	$90,435
Net realized losses from investments and futures contracts	(109,000)
Net change in unrealized depreciation on investments and futures contracts	(89,026)

Change in net assets resulting from operations	(107,591)

Distributions to Class I Shareholders:
From net investment income	(46,894)
Distributions to Class R6 Shareholders:
From net investment income	(45,608)

Change in net assets resulting from shareholder distributions	(92,502)

Capital Transactions:
Proceeds from shares issued	5,185,990
Distributions reinvested	92,502
Cost of shares redeemed	(2,099)

Change in net assets resulting from capital transactions	5,276,393

Net increase in net assets	5,076,300
Net Assets:
Beginning of period	—

End of period	$5,076,300

Undistributed net investment income	$—

Share Transactions:
Issued	519,130
Reinvested	9,522
Redeemed	(217)

Change in shares resulting from capital transactions	528,435

(a)For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

42

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$9.02	0.18	(0.37)	(0.19)	(0.21)	(0.21)	$8.62
Year Ended 9/30/17	9.26	0.18	(0.20)	(0.02)	(0.22)	(0.22)	9.02
Year Ended 9/30/16	9.25	0.22	0.03	0.25	(0.24)	(0.24)	9.26
Year Ended 9/30/15	9.27	0.24	0.01	0.25	(0.27)	(0.27)	9.25
Year Ended 9/30/14	9.28	0.27	0.02	0.29	(0.30)	(0.30)	9.27
Class I
Year Ended 9/30/18	$9.02	0.21	(0.37)	(0.16)	(0.24)	(0.24)	$8.62
Year Ended 9/30/17	9.25	0.21	(0.19)	0.02	(0.25)	(0.25)	9.02
Year Ended 9/30/16	9.24	0.25	0.03	0.28	(0.27)	(0.27)	9.25
Year Ended 9/30/15	9.26	0.27	0.01	0.28	(0.30)	(0.30)	9.24
Year Ended 9/30/14	9.27	0.31	0.01	0.32	(0.33)	(0.33)	9.26

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

43

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	(2.12)%	$22,258	1.06%	0.95%	2.10%	1.20%	20%
Year Ended 9/30/17	(0.24)%	24,568	0.99%	0.95%	2.01%	1.09%	17%
Year Ended 9/30/16	2.74%	21,269	1.01%	0.95%	2.33%	1.10%	13%
Year Ended 9/30/15	2.69%	21,135	1.00%	0.95%	2.55%	1.06%	23%
Year Ended 9/30/14	3.26%	19,454	1.01%	0.95%	2.91%	1.06%	10%
Class I
Year Ended 9/30/18	(1.79)%	$568,592	0.73%	0.61%	2.44%	0.73%	20%
Year Ended 9/30/17	0.23%	619,328	0.63%	0.58%	2.38%	0.64%	17%
Year Ended 9/30/16	3.12%	578,891	0.64%	0.58%	2.67%	0.64%	13%
Year Ended 9/30/15	2.95%	511,106	0.63%	0.58%	2.91%	0.63%	23%
Year Ended 9/30/14	3.76%	478,605	0.65%	0.58%	3.34%	0.65%	10%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

44

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class I
Period Ended 9/30/18(b)	$10.00	0.17	(0.38)	(0.21)	(0.18)	(0.18)	$9.61
Class R6
Period Ended 9/30/18(b)	$10.00	0.18	(0.39)	(0.21)	(0.18)	(0.18)	$9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

45

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Period Ended 9/30/18(b)	(2.14)%	$2,630	0.45%	2.29%	3.82%	329%
Class R6
Period Ended 9/30/18(b)	(2.10)%	$2,447	0.40%	2.33%	3.70%	329%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

46

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the Access Capital Community Investment Fund was reorganized into a series of the Trust, effective July 28, 2008. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- Access Capital Community Investment Fund

- RBC Impact Bond Fund (“Impact Bond Fund”)

The Funds offer two share classes: The Access Capital Community Investment Fund offers Class A and Class I shares. The Impact Bond Fund offers Class I and Class R6 shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

47

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of

48

NOTES TO FINANCIAL STATEMENTS

pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

49

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Access Capital Community Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$ —	$ 22,413,729	$ —	$ 22,413,729
U.S. Government Agency Backed Mortgages	—	570,384,538	—	570,384,538
U.S. Government Agency Obligations	—	32,658,113	140,745	32,798,858
Investment Company	3,043,974	—	—	3,043,974
Corporate Bonds	—	384,416	—	384,416
Other Financial Instruments*
Financial futures contracts	70,781	—	—	70,781
Total Assets	$3,114,755	$625,840,796	$140,745	$629,096,296
Liabilities:
Other Financial Instruments*
Reverse Repurchase Agreement	$ —	$ 40,717,885	$ —	$ 40,717,885
Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	—	728,623	—	728,623
U.S. Government Agency Backed Mortgages	—	3,074,345	—	3,074,345
U.S. Government Agency Obligations	—	527,146	—	527,146
Asset Backed Securities	—	99,503	—	99,503
Investment Company	792,474	—	—	792,474
Corporate Bonds	—	385,834	—	385,834
Other Financial Instruments*
Financial futures contracts	7,985	—	—	7,985
Total Assets	$ 800,459	$4,815,451	$—	$5,615,910
Liabilities:
Other Financial Instruments*
Financial futures contracts	$ (17,875)	$ —	$—	$ (17,875)

*Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts and reverse repurchase agreements which are reflected in the Schedule of Portfolio Investments and shown in the Statement of Assets and Liabilities at their par value plus accrued interest.

During the year ended September 30, 2018, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

50

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Access Capital Community Investment Fund
U.S. Government Agency Obligations– (Small Business Administration)
Balance as of 9/30/17(value)	$164,880
Change in unrealized appreciation (depreciation)	(24,135)
Balance as of 9/30/18(value)	$140,745

The Access Capital Community Investment Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at September 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agency Obligations (Small Business Administration)	$140,745	Discounted Cash Flow	Yield (Discount Rate of Cash Flows) Constant Default Rate Amortization Rate	4.59%-5.83%(5.28%) 0.00%(0.00%) 0.0035-0.0039(0.0036)

Financial Instruments:

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. For the year ended September 30, 2018, the average amount borrowed was approximately $37,226,396 and the daily weighted average interest rate was 1.90%. Reverse repurchase agreements are shown on the Schedule of Portfolio Investments.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency

51

NOTES TO FINANCIAL STATEMENTS

of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Details of open reverse repurchase agreements for the Access Capital Community Investment Fund at September 30, 2018 were as follows:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank	$(13,449,000)	$(13,449,000)	$—	$—
BNP Paribas SA	(13,711,885)	(13,711,885)	—	—
Citigroup Global Markets, Inc.	(8,251,000)	(8,251,000)	—	—
Goldman Sachs	(5,306,000)	(5,306,000)	—	—
	$(40,717,885)	$(40,717,885)	$—	$—

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2018, the the Impact Bond Fund had outstanding TBA commitments.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Access Capital Community Investment Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

52

NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury bond futures and U.S. Treasury Notes futures during the year ended September 30, 2018.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2018.

Fair Values of derivative instruments as of September 30, 2018 are as follows:

Fair Values of Derivative Financial Instrument as of September 30, 2018
Statement of Assets and Liabilities Location
Asset Derivatives
	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$70,781	$7,985
Total	$70,781	$7,985

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2018 is as follows:

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(1,053,919)	$(3,990)
Total	$(1,053,919)	$(3,990)

53

NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Financial futures contracts	$ —	$(17,875)
Interest Rate Risk:
Financial futures contracts	118,281	7,985
Total	$118,281	$ (9,890)

For the year ended September 30, 2018, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Futures long position (contracts)	89	2
Futures short position (contracts)	8	1

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

54

NOTES TO FINANCIAL STATEMENTS

	Value September 30, 2017	Purchases	Sales	Value September 30, 2018	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Access Capital Community Investment Fund	$6,618,447	$289,152,947	$292,727,420	$3,043,974	$79,242
Impact Bond Fund	—	6,219,801	5,427,327	792,474	9,872

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the

55

NOTES TO FINANCIAL STATEMENTS

tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Access Capital Community Investment Fund	$(11,587,282)	$1,688,067	$9,899,215
Impact Bond Fund	4	2,067	(2,071)

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Access Capital Community Investment Fund	0.50%
Impact Bond Fund	0.35%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Access Capital Community Investment Fund	0.95%	0.70%	N/A
Impact Bond Fund	N/A	0.45%	0.40%
This expense limitation agreement is in place until January 31, 2020 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months (3 years for Impact Bond Fund) from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

As of September 30, 2018, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/18	Total
Access Capital Community Investment Fund	$31,226	$31,226
Impact Bond Fund	129,537	129,537

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM(US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2018, the amount waived was $9,901 and $1,134 for

56

NOTES TO FINANCIAL STATEMENTS

Access Capital Community Investment Fund and Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

In conjunction with the launch of the Impact Bond Fund, the Advisor invested seed capital in the Fund to provide the Fund with its initial investment assets. The table below shows, as of September 30, 2018, the Fund’s net assets, the shares (if any) of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Impact Bond Fund	$5,076,300	509,289	96.4%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2018, there were no fees waived by the Distributor.

57

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2018 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Access Capital Community Investment Fund	$3,552,698	$15,588,946	$138,047,447	$112,069,627
Impact Bond Fund	1,757,989	231,350	20,296,155	16,822,223

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001 for Access Capital Community Investment Fund and an unlimited number of shares of beneficial interest without par value for Impact Bond Fund. Transactions in capital stock of the Funds are summarized on the following pages:

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period Ended September 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,017,421	$8,626,271	$—
Distributions reinvested	529,876	525,759	—
Cost of shares redeemed	(9,760,415)	(5,303,511)	—

Change in Class A	$(1,213,118)	$3,848,519	$—

Class I
Proceeds from shares issued	$125,829,359	$122,492,514	$2,685,990
Distributions reinvested	7,843,318	9,477,707	46,895
Cost of shares redeemed	(157,306,796)	(76,828,996)	(2,099)

Change in Class I	$(23,634,119)	$55,141,225	$2,730,786

Class R6
Proceeds from shares issued	$—	$—	$2,500,000
Distributions reinvested	—	—	45,607

Change in Class R6	$—	$—	$2,545,607

Change in net assets resulting from capital transactions	$(24,847,237)	$58,989,744	$5,276,393

58

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period Ended September 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	909,946	952,608	—
Reinvested	60,343	58,111	—
Redeemed	(1,111,913)	(585,129)	—

Change in Class A	(141,624)	425,590	—

Class I
Issued	14,166,986	13,567,728	269,130
Reinvested	893,582	1,047,956	4,828
Redeemed	(17,766,801)	(8,500,875)	(217)

Change in Class I	(2,706,233)	6,114,809	273,741

Class R6
Issued	—	—	250,000
Reinvested	—	—	4,694

Change in Class R6	—	—	254,694

Change in shares resulting from capital transactions	(2,847,857)	6,540,399	528,435

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years, 2015, 2016, 2017 and 2018 for Access Capital Community Investment Fund) and 2018 for Impact Bond Fund and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

59

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Access Capital Community Investment Fund	$647,672,215	$4,290,069	$(22,865,988)	$(18,575,919)
Impact Bond Fund	5,677,171	196	(79,332)	(79,136)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Access Capital Community Investment Fund	$16,546,723	$16,546,723	$129,837	$16,676,560
Impact Bond Fund	92,502	92,502	—	92,502

The tax character of distributions during the year ended September 30, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Access Capital Community Investment Fund	$17,002,469	$17,002,469	$17,002,469

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Undistributed long term gain	$—	$—
Distributions payable	(1,204,236)	—
Accumulated capital loss carryforwards	(28,483,078)	(120,961)
Unrealized depreciation	(18,575,919)	(79,136)

Total Accumulated Losses	$(48,263,233)	$(200,097)

As of September 30, 2018, the Access Capital Community Investment Fund had capital loss carryforwards for federal income tax purposes as follows:

	Capital Loss Carryforward	Expires
Access Capital Community Investment Fund	$4,011,206	2019

As of September 30, 2018, the Access Capital Community Investment Fund and the Impact Bond Fund had a short-term capital loss carryforward of $9,847,781 and $112,633 respectively, and a long-term capital loss carryforward of $14,624,091 and $8,328 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010.

60

NOTES TO FINANCIAL STATEMENTS

These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

As of September 30, 2018, the Access Capital Fund had capital loss carryforwards expire in the amount of $11,587,282.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Access Capital Community Investment Fund did not have any deferred qualified late-year capital losses which will be treated as arising on the first business day of the fiscal year ending September 30, 2019.

8. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of Access Capital Community Investment Fund and RBC Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Access Capital Community Investment Fund (1)	RBC Impact Bond Fund (2)

(1)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for each of the three years in the period ended September 30, 2018

(2)  Statements of operations and changes in net assets and financial highlights for the period December 18, 2017 (commencement of operations) through September 30, 2018

The financial statements of Access Capital Community Investment Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on or prior to September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2018

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

62

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2018, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Access Capital Community Investment Fund	100.00%
Impact Bond Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

63

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

64

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

65

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

66

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares of Access Capital Community Investment Fund are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

67

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18–9/30/18	Annualized Expense Ratio During Period 4/1/18–9/30/18
Access Capital Community Investment Fund
	Class A	$1,000.00	$ 995.20	$5.57	1.12%
	Class I	1,000.00	996.70	4.03	0.81%
Impact Bond Fund
	Class I	1,000.00	1,022.69	2.27	0.45%
	Class R6	1,000.00	1,022.94	2.02	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

68

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18-9/30/18	Annualized Expense Ratio During Period 4/1/18-9/30/18
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,019.35	$5.64	1.12%
	Class I	1,000.00	1,020.89	4.08	0.81%
Impact Bond Fund
	Class I	1,000.00	996.50	2.24	0.45%
	Class R6	1,000.00	996.80	1.99	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

69

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Funds for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to the Funds’ performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. It was noted that, due to its recent inception, the RBC Impact Bond Fund had not yet accumulated any meaningful performance data. Because of the specialized nature of the Access Capital Community Investment Fund, the Trustees reviewed comparative information for its Morningstar category, intermediate government funds, that are similar to the Fund in that they tend to have relatively high weightings in agency mortgage backed securities, as well as other funds and products that focus particularly on investments supporting affordable housing and community development, as well as investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”), although only one peer fund shares the Fund’s specific mandate and it was noted that the peer fund in question had significant holdings in lower-rated issues that were not held by the Access Capital Community Investment Fund.

In considering the nature and quality of services to be provided by the Advisor, the Trustees discussed the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the CRA; the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Funds’ investment advisory fees and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rates for the Access Capital Community Investment Fund were slightly above median, while the effective advisory fee rates for the RBC Impact Bond Fund were directly in line with its peers. The Trustees also noted the significant fee waivers/expense reimbursements form the Advisor that allowed the relatively small RBC Impact Bond Fund to maintain a net expense ratio below that of its peer median.

The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team.

70

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds.

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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72

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2018.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-II AR 09-18

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of	Letter from the Chief Investment Officer	1
Contents	Portfolio Managers	3
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC Bluebay Emerging Market Debt Fund	8
	- RBC Bluebay High Yield Bond Fund	12
	- RBC Bluebay Diversified Credit Fund	14
	Schedule of Portfolio Investments	16
	Financial Statements
	- Statements of Assets and Liabilities	53
	- Statements of Operations	55
	- Statements of Changes in Net Assets	57
	Financial Highlights	60
	Notes to Financial Statements	66
	Report of Independent Registered Public Accounting Firm	89
	Other Federal Income Tax Information (Unaudited)	91
	Management (Unaudited)	92
	Share Class Information (Unaudited)	95
	Supplemental Information (Unaudited)	96
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	98

LETTER FROM THE CHIEF INVESTMENT OFFICER

It has been a challenging twelve months for fixed income investors. The period has been dominated by the re-emergence of volatility, as the ‘Goldilocks’ environment seen throughout 2017 and January 2018 subsided. Risks manifested as investors deliberated shifting central bank policy and the impacts of a Trump induced trade war, not to mention emerging market (EM) idiosyncrasies and Italian political travails.

The investment environment led to a more bifurcated market. The U.S. continued to outperform, underpinned by widening interest rate expectations, a stronger U.S. dollar, surging equity prices, and U.S. high yield outperformance. The move higher in US interest rates and the US dollar was the catalyst for the sell-off in EM assets that began in April, while in Europe, the rise of a populist government in Italy promising fiscal easing caught many investors off-guard. Despite the noise, the global growth backdrop remains positive, but investors must tread carefully and be selective in seeking potential opportunities ahead.

While exposure to EM proved to be a winning formula for investors in 2017, this has not been the case in 2018. EM woes intensified as tighter external financing conditions exposed Turkey and Argentina’s fundamental weaknesses. While the sell-off has been painful, it doesn’t point towards a systemic crisis, and its conclusion will likely offer an attractive entry point for those investors, be it on the long or short side. Still, care and patience are required ahead of the key political events.

In developed markets (DM), bond prices remain increasingly vulnerable to higher interest rates as central banks continue to retreat from easy monetary policies. Investors have responded by seeking yield in corporate credit, investment grade, and high yield, as well as less liquid alternatives such as private debt. Convertible bonds are an increasingly attractive addition to fixed income portfolios, as their hybrid nature has allowed them to benefit from the rise in equity markets and has provided a relative insensitivity to higher interest rates.

In Europe, the recent volatility in Italian markets is creating opportunity potential across the periphery and European credit more broadly. We believe an inherently Euro-sceptic market is once again mispricing eurozone peripheral risk. In European corporate credit, spreads have fully priced political risk, lower growth expectations, and the end of bond buying by the European Central Bank. We expect positive returns from European sovereign and corporate credit in the near term. Moreover, European bank healing and the secular improvement in bank credit fundamentals is a key theme in our strategies.

Inflation below central banks’ targets has allowed policymakers to carefully calibrate the withdrawal of the extraordinary monetary policies that have characterised the years since the global financial crisis. However, as unemployment continues to fall and spare capacity is eroded, there are tentative signs that inflation pressures are beginning to build. Investors are shifting into absolute return, long/short, and ‘alternative’ fixed income strategies that are well positioned to generate positive returns in a rising interest rate environment.

I believe that investors should be wary of being distracted by the cacophony of noise from politics—Italy, Brexit, or the ups and downs of the Trump White House. Politics is important, but investors should not lose sight of the fundamental drivers of future returns—growth, corporate earnings, and valuations. A key risk to markets is that the Chinese economy slows more

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

quickly than expected. I don’t see evidence of that at the moment, but it is important to monitor.

I firmly believe that in the post-quantitative easing (QE) era, lacklustre market beta returns will have to be supplemented by excess returns generated from active and alternative investment strategies and assets. So far, 2018 has shown that rising uncertainty around policy, and more recently politics, is likely to mean rising volatility, divergence, and dispersion, which should create alpha opportunities. This makes it an ideal environment for active managers to add value from a combination of long and short investment ideas, and a capital preservation mindset. BlueBay is committed to providing investors with solutions relevant to their investment needs as they face the challenges ahead.

Thank you for your continued confidence and trust in the RBC BlueBay Funds.

Raphael Robelin Chief Investment Officer BlueBay Asset Management LLP

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark.

Beta is a volatility measurement of a portfolio compared to a benchmark or the overall market and indicates the sensitivity of a portfolio’s returns to benchmark or market movements.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay High Yield Bond Fund and RBC BlueBay Diversified Credit Fund. The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.
Nick Shearn Portfolio Manager (a)

Nick Shearn is responsible for portfolio management of the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay Diversified Credit Fund. Nick joined BlueBay in June 2011 from The Royal Bank of Scotland, where he was Head of Local Markets Rates Trading for the CEEMEA region. Prior to this he spent ten years at Deutsche Bank in Johannesburg (1998-2002) and London (2002-2008) trading local markets products. Before trading emerging markets products, Nick focused on the Eurobond markets and was Head of Liquid Credit Trading at JP Morgan before joining DKB International as Head of Trading in 1995. He has a BSc Econ (Hons) from Queen Mary College, London University.

Polina Kurdyavko Partner, Senior Portfolio Manager

Polina Kurdyavko is Head of the Emerging Market Corporate Debt team at BlueBay and the lead portfolio manager for the BlueBay long only and alternative emerging market corporate bond portfolios, including the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay Diversified Credit Fund. Polina joined BlueBay in July 2005 from UBS where she worked as a Credit Analyst in EMEA corporate research. Her role involved secondary coverage of CEEMEA issuers and research support for primary issuance of select corporates. Prior to this, Polina was with Alliance Capital where she started as an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at Alliance. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia, Moscow and is a CFA charterholder.

Michael Reed Senior Portfolio Manager

Michael Reed is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund. Michael joined BlueBay in October 2007 from Pendragon, where, as a Partner, he ran the company’s convertible arbitrage strategies. Prior to that, he was a Managing Director of Salomon Brothers, responsible for international convertible bond trading between 1994 and 2002. Michael joined the Japanese Warrant Arbitrage desk at Salomon in 1989 and spent two years trading Japanese Warrant Arbitrage in Tokyo. Michael holds a Bachelor of Engineering from Southampton University.

3

PORTFOLIO MANAGERS

Mark Dowding Partner, Co-Head of Developed Markets Senior Portfolio Manager

Mark Dowding Co-Heads the Developed Markets team at BlueBay, is a member of the asset allocation committee and is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund. Mark joined BlueBay in August 2010 from Deutsche Asset Management, where he was Head of Fixed Income in Europe. Prior to this, Mark was Head of Fixed Income in Europe for Invesco, where he managed a range of global fixed income portfolios for retail and institutional clients. Mark started his career as a Fixed Income Portfolio Manager at Morgan Grenfell in 1993 and holds a BA Hons in Economics from the University of Warwick.

Justin Jewell Co-Head of Long Only Strategies Senior Portfolio Manager

Justin Jewell is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay High Yield Bond Fund. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He has over ten years’ industry experience and spent a large part of his career at UBS where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin worked as a senior trader at MKM Longboat LLP between June and November 2008, though he returned to UBS after the fund wound down. Justin has a BSc in Economics from the London School of Economics and Political Science.

Thomas Kreuzer Co-Head of Long Only Strategies Senior Portfolio Manager

Thomas Kreuzer is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay High Yield Bond Fund. Thomas joined BlueBay in July 2002 and is a Portfolio Manager and Head of North American High Yield Credit based in the Stamford, Connecticut, office. Prior to BlueBay, Thomas spent three years at Deutsche Bank within the Leveraged Finance and Financial Sponsor Group, in New York and London, where he was an analyst prior to being promoted to Associate in 2002. Thomas holds a BA (cum laude) from Middlebury College, USA.

Marc Stacey Senior Portfolio Manager

Marc Stacey is a Senior Portfolio Manager within the Investment Grade team focusing on non-soverign debt and specialising in financials and is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund. Marc started at BlueBay in June 2004 as an operations analyst before joining the Investment Grade Debt Team in March 2006 as a trader. He moved to his current role in January 2011. As a lead portfolio manager, Marc has been instrumental in driving the success of the European IG credit strategies as well as the peer-leading performance of the Financial Capital Bond Fund. Prior to BlueBay, Marc spent two years at CSFB focusing on credit derivatives. He holds a Bachelor of Business Science (Hons) in Economics and Finance from the University of Cape Town, South Africa.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)	Gross Expense Ratio(c)
Average Annual Total Returns as of September 30, 2018 (Unaudited)

RBC Bluebay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	(7.49)%	3.50%	0.20%	0.99%
- At Net Asset Value	(3.38)%	4.99%	1.07%	1.63%	1.13%	11.41%
Class I
- At Net Asset Value	(3.26)%	5.24%	1.28%	1.84%	0.88%	2.18%
Class R6
- At Net Asset Value	(3.18)%	5.32%	1.36%	1.95%	0.84%	34.20%

JPMorgan EMBI Global Diversified Index(d)	(1.92)%	8.16%	5.76%	6.72%
RBC Bluebay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	(0.68)%	4.43%	4.07%	5.60%
- At Net Asset Value	3.71%	5.96%	4.97%	6.27%	0.82%	2.82%
Class I
- At Net Asset Value	3.95%	6.31%	5.28%	6.57%	0.56%	1.49%

ICE BofAML US High Yield Index(d)	2.09%	8.16%	5.76%	6.72%
RBC Bluebay Diversified Credit Fund
Class I
- At Net Asset Value	(0.87)%	3.60%	N/A	1.98%	0.69%	1.03%
Class R6
- At Net Asset Value	(0.83)%	3.63%	N/A	2.02%	0.63%	33.95%

ICE LIBOR USD 3 Month(d)	2.00%	1.24%	0.85%	1.03%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The inception date (commencement of operations) is November 27, 2013 for Class A shares, December 27, 2016 for Class R6 shares and November 30, 2011 for Class I shares for each Fund except RBC BlueBay Diversified Credit Fund, which is December 9, 2014 for Class I shares. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b)	The Funds’ expenses reflect actual expenses for the most recent year end (September 30, 2018).

5

PERFORMANCE SUMMARY (UNAUDITED)

(c)

Effective October 2, 2017, the advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.12% for Class A, 0.87% for Class I and 0.82% for Class R6 of BlueBay Emerging Market Debt Fund and 0.69% for Class I and 0.64% for Class R6 of BlueBay Diversified Credit Fund until January 31, 2020. Effective November 1, 2017, the advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 0.82% for Class A and 0.57% for Class I of BlueBay High Yield Bond Fund until January 31, 2020.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar--denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE LIBOR USD 3 Month is a wholesale funding rate, for three-month maturities in U.S. dollars, anchored in LIBOR panel banks’ unsecured wholesale transactions to the greatest extent possible, with a waterfall to enable a rate to be published in all market circumstances. LIBOR panel banks’ submissions are ranked by ICE Benchmark Administration, and the upper and lower quartiles are excluded to remove outliers. The relevant rate is then calculated as the trimmed arithmetic mean of the remaining submissions, rounded to five decimal places. Each LIBOR panel bank’s submission carries an equal weight, subject to the trimming.

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Bluebay Emerging Market Debt Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation by investing in fixed income securities of issuers economically tied to emerging market countries. The Fund primarily invests in sovereign debt, but may also in debt issued or guaranteed by foreign corporations or financial institutions. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth process focusing on value in external credit spreads, local currencies, and local interest rates, and avoiding deteriorating credits and one-off currency devaluations.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of (3.26)% (Class I). That compares to an annualized total return of (1.92)% for the Fund’s primary benchmark, the J.P. Morgan Emerging Market Bond Index Global Diversified.

Factors That Made Positive Contributions

•  From a top-down perspective, country spreads were the primary contributors to performance, with marginal gains also generated through our local rates and developed market rates exposures.

•  Our overweight bias to a number of oil-linked hard currency assets, such as Nigeria, Qatar, Kazakhstan and Azerbaijan, contributed to relative performance.

•  In Brazil, our allocation to certain corporates added value through hard currency spreads.

•  Positioning in high-carry, short-duration instruments of Egypt also added value.

•  Our underweight bias to Lebanon, due to its deteriorating fundamentals, added value on a relative basis, as did our underweight allocation to Chinese quasi-sovereign assets in the benchmark.

Factors That Detracted From Relative Returns

•  The sell-off in the Argentine peso gathered pace over the summer, despite the government’s attempting to manage the crisis in a prudent manner. Our overweight bias to hard currency assets as well as the Argentine peso negatively impacted performance.

•  Our overweight bias to Turkish hard and local currency assets also detracted from performance, although losses were slightly offset by the hedge through the currency.

•  Our exposure to Barbados detracted due to idiosyncratic factors-the newly elected government announced a restructuring of its debt and appointed advisors in a surprise move by Prime Minister Mia Mottley.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Bluebay Emerging Market Debt Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means in may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates.

9

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC Bluebay Emerging Market Debt Fund
Investment Objective	High level of total return consisting of income and capital appreciation.
Benchmark	JPMorgan EMBI Global Diversified Index

Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 3.83% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)	U.S. Treasury Notes, 1.50%, 10/31/19	5.04%	Nigeria OMO Bill, 13.10%, 1/10/19	1.98%
	Iraq International Bond, 5.80%, 1/15/28	2.97%	Nigeria Government International Bond, 7.70%, 2/23/38	1.90%
	Republic of Belarus International Bond, 6.88%, 2/28/23	2.62%	Republic of South Africa Government International Bond, 6.30%, 6/22/48	1.82%
	Oman Government International Bond, 4.13%, 1/17/23	2.44%	Bahamas Government International Bond, 6.00%, 11/21/28	1.69%
	Qatar Government International Bond, 5.10%, 4/23/48	2.08%
	U.S. Treasury Notes, 1.25%, 8/31/19	2.06%

	*A listing of all portfolio holdings can be found beginning on page 16

Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

	The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Bluebay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation by investing predominantly in fixed income securities that are non-investment grade. The Fund invests globally, but normally invests at least 70% of its assets in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high quality, proprietary research.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 3.95% (Class I). That compares to an annualized total return of 2.94% for the ICE BofAML US High Yield Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Security selection and rates • Skew towards lower B-rated and CC-rated securities underpinned by strong corporate fundamentals • Speciality chemicals company Momentive Performance Materials Inc.
Factors That Detracted From Relative Returns	• Sector allocation and regional allocations • BB-rated securities as more interest sensitive securities underperformed over the period • Santander International subordinated debt

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML US High Yield Index tracks the performance of U.S.dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Noninvestment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Bluebay High Yield Bond Fund
High level of total return consisting of income and capital appreciation.				Investment Objective
BofA Merrill Lynch High Yield Master II Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 3.83% of investments.				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
Momentive Performance Materials, Inc., 3.88%, 10/24/21	2.14%	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.13%, 11/15/19	1.54%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
First Data Corp., 7.00%, 12/1/23	2.00%	BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24	1.54%
CSC Holdings LLC, 10.13%, 1/15/23	1.68%	Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24	1.51%
Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.50%, 4/1/28	1.62%	Sprint Communications, Inc., 9.00%, 11/15/18	1.50%
CenturyLink, Inc., 6.15%, 9/15/19	1.57%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.38%, 4/1/20	1.56%
*A listing of all portfolio holdings can be found beginning on page 27

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Bluebay Diversified Credit Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation by investing, under normal circumstances, at least 80% of its assets in credit related instruments and/or investments that provide exposure to credit related instruments that are considered by the Fund to have the potential to provide a high level of total return.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of (0.87)% (Class I). That compares to an annualized total return of 2.00% for the ICE 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Convertible bonds led returns over the review period, benefiting from strength in the US equity market. Technology names were among the leading contributors.

•  Our macro hedging strategies closely followed convertibles in performance terms, with an interest rate duration position at the short end of the US curve proving a significant contributor during first quarter, as market expectations shifted to fully price in the Federal Reserve dot predictions of three hikes in 2018.

•  The allocation to contingent convertibles also aided performance, with holdings in European ‘national champion’ banks notably contributing during the third quarter.

Factors That Detracted From Relative Returns

•  Following a promising start with emerging markets as a whole performing well through the first quarter, local currency positons were hard hit by the sell-off through the second and third quarters of 2018; exposures to the Argentine peso, Turkish lira and Brazilian real were notable detractors.

•  Hard currency EM assets also suffered, with holdings in Argentina and Turkey generating the worst of the losses.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE LIBOR USD 3-Month is a wholesale funding rate, for three-month maturities in U.S, dollars, anchored in LIBOR panel banks’ unsecured wholesale transactions to the greatest extent possible, with a waterfall to enable a rate to be published in all market circumstances. LIBOR panel banks’ submissions are ranked by ICE Benchmark Administration, and the upper and lower quartiles are excluded to remove outliers. The relevant rate is then calculated as the trimmed arithmetic mean of the remaining submissions, rounded to five decimal places. Each LIBOR panel bank’s submission carries an equal weight, subject to the trimming.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Bluebay Diversified Credit Fund
High level of total return consisting of income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 5.13% of investments.				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
U.S. Treasury Notes, 3.63%, 8/15/19	5.58%	UniCredit SpA, (5 Year EUR Swap + 6.387%), 6.63%, 12/3/66	1.67%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, 9/13/67	3.12%	Societe Generale SA, (USD Swap Semi 30/360 5 Year + 3.929%), 6.75%, 10/6/67	1.53%
Intesa Sanpaolo SpA, (5 Year EUR Swap + 7.192%), 7.75%, 7/11/67	2.94%	Republic of South Africa Government Bond, 10.50%, 12/21/26	1.38%
Hellenic Republic Government Bond, 4.00%, 1/30/37	2.49%	Stichting AK Rabobank Certificaten, 6.50%, 3/29/67	1.32%
Nationwide Building Society, 10.25%, 6/20/67	2.43%
Credit Suisse Group AG, (USD Swap Semi 30/360 5 Year + 4.332%), 7.25%, 3/12/67	1.84%

*A listing of all portfolio holdings can be found beginning on page 35

				Growth of $100,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $100,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund

September 30, 2018

Principal Amount		Value
Foreign Government Bonds — 68.31%
Angola — 0.88%
$200,000	Angolan Government International Bond, 9.38%, 5/8/48	$211,570

Argentina — 3.72%
630,000	Argentine Republic Government International Bond, STEP, 2.50%, 12/31/38	373,275
444,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	340,511
78,000	Argentine Republic Government International Bond, 7.13%, 6/28/17	60,587
135,000	Provincia de Buenos Aires/Argentina, 6.50%, 2/15/23	118,407
		892,780

Azerbaijan — 0.75%
210,000	Republic of Azerbaijan International Bond, 3.50%, 9/1/32	178,749

Bahamas — 1.69%
400,000	Bahamas Government International Bond, 6.00%, 11/21/28	405,725

Belarus — 2.62%
600,000	Republic of Belarus International Bond, 6.88%, 2/28/23	628,671

Bolivia — 1.43%
360,000	Bolivian Government International Bond, 4.50%, 3/20/28	342,000

Brazil — 2.20%
255,000	Brazilian Government International Bond, 4.63%, 1/13/28	233,683
355,000	Brazilian Government International Bond, 5.00%, 1/27/45	293,038
		526,721
Costa Rica — 0.73%
200,000	Costa Rica Government International Bond, 7.16%, 3/12/45	176,340

Dominican Republic — 3.94%
265,000	Dominican Republic International Bond, 6.00%, 7/19/28	269,645
345,000	Dominican Republic International Bond, 6.50%, 2/15/48	338,534
100,000	Dominican Republic International Bond, 6.85%, 1/27/45	101,187
225,000	Dominican Republic International Bond, 7.50%, 5/6/21	235,816
		945,182
Ecuador — 3.16%
295,000	Ecuador Government International Bond, 7.88%, 1/23/28	265,175
200,000	Ecuador Government International Bond, 7.95%, 6/20/24	190,523
285,000	Ecuador Government International Bond, 10.75%, 3/28/22	302,707
		758,405

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Principal Amount		Value
Egypt — 1.72%
200,000(a)	Egypt Government International Bond, MTN, 4.75%, 4/16/26	$221,893
$ 200,000	Egypt Government International Bond, 6.59%, 2/21/28	191,044
		412,937
El Salvador — 1.83%
189,000	El Salvador Government International Bond, 5.88%, 1/30/25	177,059
202,000	El Salvador Government International Bond, 6.38%, 1/18/27	189,862
75,000	El Salvador Government International Bond, 7.65%, 6/15/35	72,899
		439,820
Honduras — 0.90%
200,000	Honduras Government International Bond, 7.50%, 3/15/24	215,310

Indonesia — 0.80%
200,000	Indonesia Government International Bond, MTN, 3.85%, 7/18/27	190,789

Iraq — 2.97%
750,000	Iraq International Bond, 5.80%, 1/15/28	711,765

Jordan — 0.79%
200,000	Jordan Government International Bond, 5.75%, 1/31/27	189,417

Kenya — 0.83%
200,000	Kenya Government International Bond, 6.88%, 6/24/24	199,921

Kuwait — 1.02%
250,000	Kuwait International Government Bond, 2.75%, 3/20/22	243,908

Lebanon — 0.42%
102,000	Lebanon Government International Bond, GMTN, 6.65%, 2/26/30	76,533
33,000	Lebanon Government International Bond, GMTN, 7.05%, 11/2/35	24,672
		101,205
Mexico — 0.79%
200,000	Mexico Government International Bond, 3.75%, 1/11/28	190,393

Mongolia — 2.67%
200,000	Mongolia Government International Bond, 5.63%, 5/1/23	194,376
200,000	Mongolia Government International Bond, MTN, 8.75%, 3/9/24	218,822
200,000	Mongolia Government International Bond, MTN, 10.88%, 4/6/21	226,106
		639,304

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Principal Amount		Value
Nigeria — 8.21%
$ 260,000	Nigeria Government International Bond, MTN, 6.50%, 11/28/27	$250,512
200,000	Nigeria Government International Bond, 6.75%, 1/28/21	207,400
400,000	Nigeria Government International Bond, 7.14%, 2/23/30	390,776
200,000	Nigeria Government International Bond, MTN, 7.63%, 11/28/47	191,534
465,000	Nigeria Government International Bond, 7.70%, 2/23/38	455,257
179,000,000(b)	Nigeria OMO Bill, 13.10%, 1/10/19(c)	474,229
		1,969,708
Oman — 3.27%
600,000	Oman Government International Bond, 4.13%, 1/17/23	584,318
205,000	Oman Government International Bond, 6.75%, 1/17/48	199,403
		783,721
Panama — 0.85%
200,000	Panama Government International Bond, 5.20%, 1/30/20	205,120

Philippines — 0.98%
231,000	Philippine Government International Bond, 4.00%, 1/15/21	234,683

Qatar — 4.45%
250,000	Qatar Government International Bond, 2.38%, 6/2/21	243,004
200,000	Qatar Government International Bond, 4.50%, 4/23/28	205,859
480,000	Qatar Government International Bond, 5.10%, 4/23/48	499,370
115,000	Qatar Government International Bond, 5.25%, 1/20/20	117,976
		1,066,209
Saudi Arabia — 1.61%
200,000	Saudi Government International Bond, MTN, 2.38%, 10/26/21	192,876
200,000	Saudi Government International Bond, MTN, 4.63%, 10/4/47	192,564
		385,440
South Africa — 2.54%
200,000	Republic of South Africa Government International Bond, 5.00%, 10/12/46	171,868
450,000	Republic of South Africa Government International Bond, 6.30%, 6/22/48	436,398
		608,266
Sri Lanka — 3.48%
200,000	Sri Lanka Government International Bond, 5.13%, 4/11/19	199,687
200,000	Sri Lanka Government International Bond, 5.88%, 7/25/22	196,608
200,000	Sri Lanka Government International Bond, 6.00%, 1/14/19	200,138
240,000	Sri Lanka Government International Bond, 6.85%, 11/3/25	238,960
		835,393
Tunisia — 0.74%
200,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	176,786

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Principal Amount		Value

Turkey — 3.17%
$440,000	Turkey Government International Bond, 4.88%, 4/16/43	$321,164
130,000	Turkey Government International Bond, 5.63%, 3/30/21	127,290
400,000	Turkey Government International Bond, 5.75%, 5/11/47	311,314
		759,768
Ukraine — 2.86%
440,000	Ukraine Government International Bond, 0.00%, 5/31/40(d)	231,800
225,000	Ukraine Government International Bond, 7.38%, 9/25/32	195,508
275,000	Ukraine Government International Bond, 7.75%, 9/1/26	258,595
		685,903
Venezuela — 0.29%
105,000	Venezuela Government International Bond, 7.75%, 10/13/19(e)	27,825
150,000	Venezuela Government International Bond, 11.75%, 10/21/26(e)	42,000
		69,825
Total Foreign Government Bonds		16,381,734
(Cost $16,523,202)

Corporate Bonds — 19.86%
Argentina — 0.66%
200,000	Agua y Saneamientos Argentinos SA, 6.63%, 2/1/23	158,135

Azerbaijan — 0.93%
200,000	Southern Gas Corridor CJSC, 6.88%, 3/24/26	222,213

Brazil — 0.86%
200,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24	206,000

China — 2.50%
200,000	China Minmetals Corp., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.07), 4.45%, 11/13/66(f)	197,502
200,000	CNAC HK Finbridge Co. Ltd., 4.63%, 3/14/23	201,386
200,000	CNAC HK Finbridge Co. Ltd., 5.13%, 3/14/28	201,185
		600,073
Colombia — 2.64%
399,000	Ecopetrol SA, 5.88%, 5/28/45	394,611
230,000	Ecopetrol SA, 7.63%, 7/23/19	238,076
		632,687
Ecuador — 0.80%
200,000	Petroamazonas EP, 4.63%, 11/6/20	192,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Principal Amount		Value
Indonesia — 0.77%
$200,000	Minejesa Capital BV, 5.63%, 8/10/37	$183,750

Kazakhstan — 2.54%
200,000	KazMunayGas National Co. JSC, 4.75%, 4/24/25	202,103
200,000	KazMunayGas National Co. JSC, 5.75%, 4/19/47	197,150
200,000	KazMunayGas National Co. JSC, 6.38%, 10/24/48	210,016
		609,269
Malaysia — 0.85%
200,000	Petronas Capital Ltd., 5.25%, 8/12/19	203,426

Mexico — 1.39%
395,000	Petroleos Mexicanos, 5.63%, 1/23/46	334,683

Mongolia — 0.88%
200,000	Trade & Development Bank of Mongolia LLC, MTN, 9.38%, 5/19/20	211,608

Peru — 0.83%
200,000	Petroleos del Peru SA, 5.63%, 6/19/47	199,590

South Africa — 1.70%
205,000	Eskom Holdings SOC Ltd., MTN, 6.35%, 8/10/28	204,170
200,000	SASOL Financing USA LLC, 5.88%, 3/27/24	203,784
		407,954
Turkey — 0.25%
71,000	TC Ziraat Bankasi AS, MTN, 5.13%, 9/29/23	60,459

Ukraine — 1.67%
200,000	State Savings Bank of Ukraine Via SSB #1 Plc, STEP, 9.38%, 3/10/23	201,966
200,000	State Savings Bank of Ukraine Via SSB #1 Plc, STEP, 9.63%, 3/20/25	199,710
		401,676
Venezuela — 0.59%
213,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(e)	45,921
112,500	Petroleos de Venezuela SA, 8.50%, 10/27/20	95,062
		140,983
Total Corporate Bonds		4,764,506
(Cost $4,843,964)

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Principal Amount		Value
U.S. Treasury Obligations — 7.10%
United States — 7.10%
$ 500,000	U.S. Treasury Notes, 1.25%, 8/31/19	$493,789
1,225,000	U.S. Treasury Notes, 1.50%, 10/31/19	1,209,544
		1,703,333
Total U.S. Treasury Obligations		1,703,333
(Cost $1,705,770)

Contracts
Call Options Purchased — 0.09%
633,000	CALL USDCNH, Strike Price USD 6.75, Expires 06/18/19, Notional Amount $633,000	21,054
Total Call Options Purchased		21,054
(Cost $6,235)

Put Options Purchased — 0.05%
1,076,833	PUT EURUSD, Strike Price USD 1.12, Expires 10/05/18, Notional Amount EUR 1,206,053	17
5	S & P 500 Index, Strike Price USD 2,850.00, Expires 11/16/18, Notional Amount $1,383,565	11,600
31,328	USD-BBA-LIBOR , Strike Price USD 57, Expires 10/04/18, Notional Amount $31,328	—
Total Put Options Purchased		11,617
(Cost $22,334)

Shares
Investment Company — 3.80%
911,032	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	911,032
Total Investment Company		911,032
(Cost $911,032)

Total Investments (Cost $24,012,537)(g) — 99.21%		$23,793,276

Other assets in excess of liabilities — 0.79%		188,521

NET ASSETS — 100.00%		$23,981,797

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

(a)	Principal amount denoted in Euros.
(b)	Investment in non-U.S. dollars. Principal amount reflects local currency.
(c)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.
(g)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
IDR	7,126,394,862	USD	475,000	Citibank N.A.	10/24/18	$ 1,722
INR	4,996,598	USD	68,542	Citibank N.A.	10/24/18	29
INR	5,001,533	USD	68,542	Citibank N.A.	10/24/18	97
THB	16,319,625	USD	500,000	Citibank N.A.	10/24/18	5,039
TRY	407,400	USD	60,000	Citibank N.A.	10/24/18	6,350
TRY	4,800	USD	709	Citibank N.A.	10/24/18	73
USD	126,016	ARS	4,902,000	Citibank N.A.	10/24/18	11,501
USD	31,521	CNH	216,976	Citibank N.A.	10/24/18	23
USD	326,161	CNH	2,242,963	Citibank N.A.	10/24/18	553
USD	125,000	IDR	1,842,025,000	Citibank N.A.	10/24/18	1,884
USD	240,000	INR	17,295,600	Citibank N.A.	10/24/18	2,641
USD	115,000	INR	8,243,545	Citibank N.A.	10/24/18	1,869
USD	125,000	INR	8,834,250	Citibank N.A.	10/24/18	3,762
BRL	487,854	USD	120,000	Citibank N.A.	11/5/18	436
SAR	2,079,895	USD	551,696	Citibank N.A.	11/7/18	2,962
						$ 38,941

EUR	155,000	USD	182,938	Citibank N.A.	10/24/18	$ (2,598)
IDR	189,670,138	USD	12,681	Citibank N.A.	10/24/18	(4)
INR	4,988,715	USD	68,542	Citibank N.A.	10/24/18	(79)
INR	2,139,092	USD	29,373	Citibank N.A.	10/24/18	(17)
USD	59,339	CNH	409,058	Citibank N.A.	10/24/18	(43)
USD	31,390	CNH	216,318	Citibank N.A.	10/24/18	(13)
USD	84,148	CNH	580,632	Citibank N.A.	10/24/18	(142)
USD	59,441	CNH	410,171	Citibank N.A.	10/24/18	(103)
USD	302,259	EUR	260,000	Citibank N.A.	10/24/18	(247)
USD	398,928	EUR	343,000	Citibank N.A.	10/24/18	(146)
USD	120,000	IDR	1,837,440,000	Citibank N.A.	10/24/18	(2,809)
USD	240,000	IDR	3,636,600,000	Citibank N.A.	10/24/18	(3,060)

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	145,000	THB	4,741,065	Citibank N.A.	10/24/18	$ (1,721)
USD	60,000	TRY	412,200	Citibank N.A.	10/24/18	(7,132)
BRL	16,254	USD	4,014	Citibank N.A.	11/5/18	(2)
USD	120,000	BRL	504,108	Citibank N.A.	11/5/18	(4,448)
USD	233,979	SAR	884,862	Citibank N.A.	11/7/18	(1,992)
USD	316,021	SAR	1,195,033	Citibank N.A.	11/7/18	(2,666)
USD	361,000	OMR	141,048	Citibank N.A.	11/14/18	(5,190)
						$(32,412)

Total						$ 6,529

Options written as of September 30, 2018:

Contracts	Put Options	Notional Amount		Value
(5)	S & P 500 Index, Strike Price USD 2,750.00, Expires 11/16/18	USD	(1,383,565)	$(6,325)

Contracts	Call Options	Notional Amount		Value
(633,000)	CALL USDCNH, Strike Price USD 7.25, Expires 06/18/19, Premiums received of $7,418	USD	(633,000)	$(4,134)

Financial futures contracts as of September 30, 2018:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Ultra Ten Year U.S. Treasury Bonds	6	December 2018	$(1,172)	USD $	757,150	Citigroup Global Markets, Inc.
Total			$(1,172)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Euro Bund	1	December 2018	$1,940	EUR $	186,558	Citigroup Global Markets, Inc.
Total			$1,940

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Interest rate swaps as of September 30, 2018:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
7.40%	INR-MIBOR-OIS-COMPOUND	Quarterly	Citigroup Global Markets, Inc.	10/1/19	INR 114,900	(a)	$0
7.39%	INR-MIBOR-OIS-COMPOUND	Quarterly	Citigroup Global Markets, Inc.	10/1/19	INR70,455	(a)	0
							$0

1.55%	HUF-BUBOR-Reuters	Annually	Citigroup Global Markets, Inc.	9/25/20	HUF352,394	(a)	(607)
1.56%	HUF-BUBOR-Reuters	Annually	Citigroup Global Markets, Inc.	9/26/20	HUF323,408	(a)	(538)
							$(1,145)

Total							$(1,145)

(a)	The Counterparty pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2018:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)	Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	South African Government International Bond	Quarterly	Barclays Capital Plc	12/20/23	USD 560	$38,403	$(12,107)	$26,295
1.00%	Malaysia Government International Bond	Quarterly	BNP Paribas SA	12/20/23	USD 250	1,863	(2,731)	(869)
1.00%	South African Government International Bond	Quarterly	BNP Paribas SA	12/20/20	USD 500	9,258	(6,267)	2,991
1.00%	Brazilian Government International Bond	Quarterly	BNP Paribas SA	12/20/20	USD 373	8,264	(2,909)	5,356
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD 57	4,689	(2,936)	1,753
5.00%	Argentina Government International Bond	Quarterly	Barclays Capital Plc	12/20/23	USD 87	5,469	(2,793)	2,676

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)	Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Brazilian Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD 69	6,152	(1,129)	5,023
1.00%	Brazilian Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD 115	10,395	(2,024)	8,371
1.00%	Brazilian Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD 57	5,152	(1,003)	4,149
1.00%	Brazilian Government International Bond	Quarterly	Citigroup Global Markets Inc.	12/20/23	USD 59	5,321	(1,026)	4,295
5.00%	Argentina Government International Bond	Quarterly	Barclays Capital Plc	12/20/23	USD 86	3,442	(797)	2,645
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD 120	1,813	1,877	3,691
Total						$100,221	$(33,845)	$66,376

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Emerging Market Debt Fund (cont.)

September 30, 2018

Abbreviations used are defined below:

ARS - Argentine pesos

BBA-LIBOR - British Bankers Association London Interbank Offered Rate

BRL - Brazilian Real

CNH - Chinese Yuan Renminbi

EUR - Euro

GMTN - Global Medium Term Note

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

OMR - Omani Rial

SAR - Saudi Arabian Riyal

STEP - Step Coupon Bond

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	68.31%
Energy	10.57%
Government	7.10%
Basic Materials	3.35%
Utilities	3.14%
Financial	2.80%
Other*	4.73%
100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund

September 30, 2018

Principal Amount		Value
Corporate Bonds — 93.73%
Australia — 0.65%
$ 300,000	Quintis Ltd., 8.75%, 8/1/23(a),(b),(c)	$255,000

Brazil — 1.26%
480,000	Eldorado International Finance GmbH, 8.63%, 6/16/21(a)	490,788

Canada — 2.35%
433,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(a)	433,676
452,000	Telesat Canada / Telesat LLC, 8.88%, 11/15/24(a)	484,205
		917,881
China — 1.13%
450,000	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 5/1/25(a)	441,000

France — 1.15%
200,000(d)	Altice France SA/France, 5.88%, 2/1/27(a)	241,888
201,000	Altice France SA/France, 8.13%, 2/1/27(a)	206,528
		448,416
Germany — 0.47%
161,000(d)	KME AG, 6.75%, 2/1/23	183,507

Ghana — 1.07%
425,000	Tullow Oil Plc, 7.00%, 3/1/25(a)	415,650

Ireland — 0.66%
253,000	Avolon Holdings Funding Ltd., 5.13%, 10/1/23(a)	255,530

Italy — 2.55%
290,000(d)	Fabric BC SpA, (3 Month Euribor + 4.125%), 4.13%, 11/30/24(a),(e),(f)	333,337
125,000	Telecom Italia Capital SA, 6.38%, 11/15/33	123,081
110,000(g)	Telecom Italia Finance SA, EMTN, 7.75%, 1/24/33	175,168
200,000(g)	UniCredit SpA, (5 Year EUR Swap + 9.300%), 9.25%, 6/3/67(f)	258,453
100,000(d)	Wind Tre SpA, 3.13%, 1/20/25	105,703
		995,742
Luxembourg — 1.93%
320,000	Altice Financing SA, 6.63%, 2/15/23(a)	322,400
140,000(g)	Altice Finco SA, 4.75%, 1/15/28	137,111
290,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24(a)	293,262
		752,773

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
Netherlands — 1.31%
200,000(g)	ABN AMRO Bank NV, (5 Year EUR Swap + 3.898%), 4.75%, 3/22/67(f)	$224,667
100,000(g)	InterXion Holding NV, 4.75%, 6/15/25(a)	121,814
140,000(d)	Promontoria Holding 264 BV, 6.75%, 8/15/23(a)	163,713
		510,194
Singapore — 0.98%
330,000(d)	Mulhacen Pte Ltd., 6.50%, 8/1/23(a)	382,046

Spain — 1.28%
400,000(g)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, 9/13/67(f)	501,383

Sweden — 0.97%
322,000(d)	Verisure Midholding AB, 5.75%, 12/1/23	378,941

United Kingdom — 4.42%
$200,000	Algeco Global Finance 2 Plc, 10.00%, 8/15/23(a)	204,591
430,000(d)	Algeco Global Finance Plc, 6.50%, 2/15/23	526,906
135,000(g)	Amigo Luxembourg SA, 7.63%, 1/15/24	175,036
285,000	Avation Capital SA, MTN, 6.50%, 5/15/21(a)	285,926
260,000(g)	Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	339,484
172,000(d)	Viridian Group FinanceCo Plc/Viridian Power and Energy, 4.00%, 9/15/25	193,746
		1,725,689
United States — 71.55%
377,000	ADT Corp. (The), 3.50%, 7/15/22	356,736
360,000(h)	AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	476,634
485,000	Apergy Corp., 6.38%, 5/1/26(a)	498,337
422,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/1/26(a)	420,417
93,000	Assurant, Inc., (LIBOR USD 3-Month + 4.135%), 7.00%, 3/27/48(f)	94,395
150,000(d)	Banff Merger Sub, Inc., 8.38%, 9/1/26(a)	175,453
249,000	Banff Merger Sub, Inc., 9.75%, 9/1/26(a)	252,611
202,000	Blackboard, Inc., 9.75%, 10/15/21(a)	159,075
570,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(a)	599,212
373,000	Bruin E&P Partners LLC, 8.88%, 8/1/23(a)	384,190
422,000	California Resources Corp., 8.00%, 12/15/22(a)	403,010
600,000	CenturyLink, Inc., 6.15%, 9/15/19	611,250
390,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.13%, 12/15/21(a)	392,437
601,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.50%, 4/1/28(a)	630,299
400,000	Cinemark USA, Inc., 4.88%, 6/1/23	393,500

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 205,000	Cleveland-Cliffs, Inc., 5.75%, 3/1/25	$199,363
8,000	Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 5/15/25(a)	8,110
600,000	CSC Holdings LLC, 10.13%, 1/15/23(a)	656,400
320,000	DCP Midstream Operating LP, (LIBOR USD 3-Month + 3.850%), 5.85%, 5/21/43(a),(f)	296,000
500,000	Dell, Inc., 5.88%, 6/15/19	509,500
200,000	EMC Corp., 2.65%, 6/1/20	196,361
270,000(d)	Energizer Gamma Acquisition BV, 4.63%, 7/15/26(a)	324,803
76,000	Energizer Gamma Acquisition, Inc., 6.38%, 7/15/26(a)	78,565
194,000	Energy Ventures Gom LLC / EnVen Finance Corp., 11.00%, 2/15/23(a)	214,370
260,000	EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 5/15/26(a)	266,175
97,000	EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 5/1/24(a)	80,025
300,000	Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25(a)	297,360
750,000	First Data Corp., 7.00%, 12/1/23(a)	780,937
550,000	Ford Motor Credit Co. LLC, 3.16%, 3/12/19(e)	550,554
596,000	Freedom Mortgage Corp., 8.25%, 4/15/25(a)	578,120
170,000	frontdoor, Inc., 6.75%, 8/15/26(a)	175,100
419,000	Frontier Communications Corp., 6.25%, 9/15/21	370,815
170,000	Frontier Communications Corp., 8.50%, 4/1/26(a)	160,650
386,000	FTS International, Inc., 6.25%, 5/1/22	371,525
375,000	HCA, Inc., 6.50%, 2/15/20	390,187
160,000(d)	International Game Technology Plc, 3.50%, 7/15/24(a)	187,021
383,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 8.50%, 8/15/21(a)	384,915
396,000	Iron Mountain, Inc., 4.38%, 6/1/21(a)	396,990
600,000	Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.38%, 4/1/20(a)	609,750
500,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 3.470%), 5.81%, 10/30/66(f)	502,125
357,000	Kenan Advantage Group, Inc. (The), 7.88%, 7/31/23(a)	369,272
529,000	Laureate Education, Inc., 8.25%, 5/1/25(a)	566,469
505,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(a)	525,831
210,000	McDermott Technology Americas, Inc. / McDermott Technology US, Inc., 10.63%, 5/1/24(a)	224,700
195,000	Meredith Corp., 6.88%, 2/1/26(a)	199,875
393,000	MGM Resorts International, 5.25%, 3/31/20	399,877
375,000	MGM Resorts International, 8.63%, 2/1/19	380,625
634,000	Momentive Performance Materials, Inc Escrow Bond., 8.88%, 10/15/20(b),(c),(i)	—
773,000	Momentive Performance Materials, Inc., 3.88%, 10/24/21	833,874
190,000	Momentive Performance Materials, Inc., 4.69%, 4/24/22	208,050
191,000	NuStar Logistics LP, 4.80%, 9/1/20	192,671
200,000	PetSmart, Inc., 5.88%, 6/1/25(a)	163,938
187,000	Realogy Group LLC / Realogy Co-Issuer Corp., 4.88%, 6/1/23(a)	175,079
220,000(d)	Refinitiv US Holdings, Inc., 6.88%, 11/15/26(a)	254,993
537,000	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23(a)	563,850

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 438,000	Resolute Forest Products, Inc., 5.88%, 5/15/23	$447,855
490,000	Rockies Express Pipeline LLC, 5.63%, 4/15/20(a)	503,475
370,000	SBA Communications Corp., 4.88%, 7/15/22	373,552
270,000	Scientific Games International, Inc., 5.50%, 2/15/26	282,486
363,000	Scientific Games International, Inc., 10.00%, 12/1/22	384,326
540,000	Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(a)	589,950
100,000	Springleaf Finance Corp., 5.25%, 12/15/19	101,375
390,000	Springleaf Finance Corp., 6.88%, 3/15/25	389,025
94,000	Springleaf Finance Corp., 7.13%, 3/15/26	93,530
270,000	Sprint Capital Corp., 8.75%, 3/15/32	303,750
580,000	Sprint Communications, Inc., 9.00%, 11/15/18(a)	583,596
80,000	Sprint Corp., 7.25%, 9/15/21	84,600
150,000	Sprint Corp., 7.63%, 3/1/26	158,813
604,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.13%, 11/15/19	601,735
400,000	Tenet Healthcare Corp., 5.50%, 3/1/19	402,500
495,000	Tenet Healthcare Corp., 7.00%, 8/1/25	488,812
65,000	Tenet Healthcare Corp., 8.13%, 4/1/22	68,497
155,000	Tenneco, Inc., 5.00%, 7/15/24	191,344
205,000	Valeant Pharmaceuticals International, 8.50%, 1/31/27(a)	215,250
130,000	Valeant Pharmaceuticals International, 9.25%, 4/1/26(a)	140,238
231,000	Valeant Pharmaceuticals International, Inc., 9.00%, 12/15/25(a)	248,770
210,000(h)	Vantiv LLC / Vanity Issuer Corp., 3.88%, 11/15/25(a)	266,884
127,000	Verscend Escrow Corp., 9.75%, 8/15/26(a)	131,128
289,000	Wand Merger Corp., 8.13%, 7/15/23(a)	302,670
271,000	Wand Merger Corp., 9.13%, 7/15/26(a)	283,873
425,000	WeWork Cos, Inc., 7.88%, 5/1/25(a)	411,880
370,000	Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	381,100
		27,923,395
Total Corporate Bonds		36,577,935
(Cost $36,575,110)

Shares
Common Stocks — 0.82%
Italy — 0.04%
6,229	Italiaonline SpA*	16,200

United States — 0.78%
6,120	CenturyLink, Inc.	129,744
2,271	T-Mobile US, Inc.*	159,379
12,785	Valencia Bidco LLC*,(b),(c)	15,981
		305,104
Total Common Stocks		321,304
(Cost $305,565)

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Principal Amount		Value
Bank Loans — 0.72%
United States — 0.72%
$203,000	California Resources Corp., 1st Lien Term Loan, (LIBOR 1-Month + 5.75%), 6.82%, 12/31/22(f)	$205,960
57,932	Vertellus Holdings LLC, 1st Lien Term Loan, (LIBOR 1-Month + 9.000%), 10.57%, 10/31/18(b),(c),(f)	57,932
15,981	Vertellus Holdings LLC , 2nd Lien Term Loan, (LIBOR 1-Month + 12.000%), 12.00%, 10/29/21(b),(c),(f)	15,949
		279,841
Total Bank Loans		279,841
(Cost $273,318)

Shares
Rights/Warrants — 0.00%
Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*,(b)	205

Total Rights/Warrants		205
(Cost $0)

Investment Company — 3.79%
1,478,980	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	1,478,980

Total Investment Company		1,478,980
(Cost $1,478,980)

Total Investments (Cost $38,632,973)(j) — 99.06%		$38,658,265

Other assets in excess of liabilities — 0.94%		366,849

NET ASSETS — 100.00%		$39,025,114

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Principal amount denoted in Euros.
(e)	Floating rate note. Rate shown is as of report date.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.
(g)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(h)	Principal amount denoted in British Pounds.
(i)	Issuer filed for bankruptcy and/or is in default of interest payments.
(j)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	130,435	EUR	111,000	Citibank N.A.	10/24/18	$1,288
USD	5,581,818	EUR	4,793,000	Citibank N.A.	10/24/18	5,238

						$6,526

EUR	86,000	USD	100,621	Citibank N.A.	10/24/18	$(561)
USD	1,469,848	GBP	1,136,000	Citibank N.A.	10/24/18	(12,581)

						$(13,142)

Total						$(6,616)

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Financial futures contracts as of September 30, 2018:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Euro Bund	1	December 2018	$2,348	EUR $	187,101	Citigroup Global Markets, Inc.
U.S. Long Bond	1	December 2018	3,178	USD	143,678	Citigroup Global Markets, Inc.
Total			$5,526

Credit default swaps sell protection as of September 30, 2018:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS*	Notional Amount (000)(a)	Premium Paid/ (Received)	Unreal. App.	Value
5.00%	High Yield CDX Index, Series 30	Quarterly	Citigroup Global Markets, Inc.	6/20/23	0.031	USD2,210	$154,210	$20,972	$175,182

Total							$154,210	$20,972	$175,182

*

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Abbreviations used are defined below:

EUR - Euro

GBP - United Kingdom Pound Sterling

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

USD - United States Dollar

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay High Yield Bond Fund (cont.)

September 30, 2018

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Communications	18.64%
Financial	18.17%
Consumer, Cyclical	13.07%
Energy	13.03%
Consumer, Non-cyclical	10.77%
Basic Materials	8.90%
Technology	7.14%
Industrial	5.05%
Utilities	0.50%
Other*	4.73%
100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund

September 30, 2018

Principal Amount		Value
Foreign Government Bonds — 34.01%
Angola — 0.29%
$ 200,000	Angolan Government International Bond, 9.38%, 5/8/48	$211,570

Argentina — 0.90%
3,083,444(a)	Argentine Bonos del Tesoro, 18.20%, 10/3/21	67,584
390,000	Argentine Republic Government International Bond, STEP, 2.50%, 12/31/38(b)	231,075
226,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	173,323
47,000	Argentine Republic Government International Bond, 7.13%, 6/28/17	36,507
180,000	Province of Jujuy Argentina, 8.63%, 9/20/22	142,290
		650,779
Azerbaijan — 0.31%
260,000	Republic of Azerbaijan International Bond, 3.50%, 9/1/32	221,308

Bahamas — 0.60%
425,000	Bahamas Government International Bond, 6.00%, 11/21/28	431,083

Belarus — 0.72%
498,000	Republic of Belarus International Bond, 6.88%, 2/28/23	521,797

Bolivia — 0.30%
225,000	Bolivian Government International Bond, 4.50%, 3/20/28	213,750

Brazil — 1.68%
3,434,000(a)	Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/23	847,380
200,000	Brazilian Government International Bond, 4.63%, 1/13/28	183,281
220,000	Brazilian Government International Bond, 5.00%, 1/27/45	181,601
		1,212,262
Chile — 0.50%
185,000,000(a)	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	280,339
55,000,000(a)	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/1/35	83,141
		363,480
Colombia — 1.53%
100,000	Colombia Government International Bond, 7.38%, 3/18/19	101,917
252,100,000(a)	Colombian TES, 6.00%, 4/28/28	79,728
997,100,000(a)	Colombian TES, 7.00%, 6/30/32	328,795
1,507,300,000(a)	Colombian TES, 10.00%, 7/24/24	598,575
		1,109,015
Costa Rica — 0.13%
125,000	Costa Rica Government International Bond, 5.63%, 4/30/43	95,921

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value

Croatia — 0.29%
$ 200,000	Croatia Government International Bond, 6.63%, 7/14/20	$209,981

Dominican Republic — 0.87%
235,000	Dominican Republic International Bond, 6.00%, 7/19/28	239,119
289,000	Dominican Republic International Bond, 6.50%, 2/15/48	283,584
100,000	Dominican Republic International Bond, 7.50%, 5/6/21	104,807
		627,510
Ecuador — 0.87%
223,000	Ecuador Government International Bond, 7.88%, 1/23/28	200,455
228,000	Ecuador Government International Bond, 7.95%, 6/20/24	217,196
200,000	Ecuador Government International Bond, 10.75%, 3/28/22	212,426
		630,077
Egypt — 0.48%
125,000(c)	Egypt Government International Bond, MTN, 4.75%, 4/16/26	138,683
220,000	Egypt Government International Bond, 6.59%, 2/21/28	210,148
		348,831
El Salvador — 0.37%
119,000	El Salvador Government International Bond, 5.88%, 1/30/25	111,482
122,000	El Salvador Government International Bond, 6.38%, 1/18/27	114,669
45,000	El Salvador Government International Bond, 7.65%, 6/15/35	43,739
		269,890
Greece — 4.08%
571,965(c)	Hellenic Republic Government Bond, 3.75%, 1/30/28	643,659
477,633(c)	Hellenic Republic Government Bond, 3.90%, 1/30/33	508,062
1,770,000(c)	Hellenic Republic Government Bond, 4.00%, 1/30/37	1,799,120
		2,950,841
Honduras — 0.30%
200,000	Honduras Government International Bond, 7.50%, 3/15/24	215,310

Hungary — 0.56%
19,230,000(a)	Hungary Government Bond, 1.75%, 10/26/22	68,044
54,560,000(a)	Hungary Government Bond, 3.00%, 10/27/27	187,362
140,000	Hungary Government International Bond, 6.25%, 1/29/20	145,306
		400,712
Indonesia — 1.44%
200,000	Indonesia Government International Bond, 4.88%, 5/5/21	205,689
114,000,000(a)	Indonesia Treasury Bond, 6.13%, 5/15/28	6,610
421,000,000(a)	Indonesia Treasury Bond, 7.00%, 5/15/27	26,077
5,139,000,000(a)	Indonesia Treasury Bond, 7.50%, 5/15/38	308,376
3,273,000,000(a)	Indonesia Treasury Bond, 8.25%, 5/15/36	213,959

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
1,047,000,000(a)	Indonesia Treasury Bond, 8.38%, 3/15/24	$70,613
1,246,000,000(a)	Indonesia Treasury Bond, 8.75%, 5/15/31	85,737
1,814,000,000(a)	Indonesia Treasury Bond, 9.00%, 3/15/29	126,634
		1,043,695
Iraq — 0.53%
$ 400,000	Iraq International Bond, 5.80%, 1/15/28	379,608

Malaysia — 0.78%
224,000(a)	Malaysia Government Bond, 3.84%, 4/15/33	49,906
255,000(a)	Malaysia Government Bond, 3.88%, 3/10/22	62,033
1,527,000(a)	Malaysia Government Bond, 3.88%, 3/14/25	366,802
365,000(a)	Malaysia Government Bond, 3.96%, 9/15/25	87,851
		566,592
Mexico — 2.01%
2,670,000(a)	Mexican Bonos, 5.75%, 3/5/26	126,041
11,090,000(a)	Mexican Bonos, 6.50%, 6/10/21	574,516
7,170,000(a)	Mexican Bonos, 7.50%, 6/3/27	372,825
3,190,000(a)	Mexican Bonos, 10.00%, 12/5/24	188,735
200,000	Mexico Government International Bond, 3.75%, 1/11/28	190,393
		1,452,510
Mongolia — 0.59%
205,000	Mongolia Government International Bond, 5.63%, 5/1/23	199,235
200,000	Mongolia Government International Bond, MTN, 10.88%, 4/6/21	226,106
		425,341
Nigeria — 1.47%
34,310,000(a)	Nigeria Government Bond, 16.29%, 3/17/27	99,182
230,000	Nigeria Government International Bond, MTN, 6.50%, 11/28/27	221,606
210,000	Nigeria Government International Bond, 6.75%, 1/28/21	217,770
210,000	Nigeria Government International Bond, 7.14%, 2/23/30	205,158
330,000	Nigeria Government International Bond, MTN, 7.63%, 11/28/47	316,031
		1,059,747
Oman — 0.90%
445,000	Oman Government International Bond, 4.13%, 1/17/23	433,370
225,000	Oman Government International Bond, 6.75%, 1/17/48	218,857
		652,227
Panama — 0.28%
200,000	Panama Government International Bond, 5.20%, 1/30/20	205,120

Peru — 0.55%
271,000(a)	Peru Government Bond, 6.15%, 8/12/32(d)	83,520
480,000(a)	Peruvian Government International Bond, 6.35%, 8/12/28	153,096

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
84,000(a)	Peruvian Government International Bond, 6.95%, 8/12/31	$27,785
371,000(a)	Peruvian Government International Bond, 8.20%, 8/12/26	132,597
		396,998
Philippines — 0.19%
$ 138,000	Philippine Government International Bond, 4.00%, 1/15/21	140,200

Poland — 0.87%
720,000(a)	Republic of Poland Government Bond, 2.50%, 7/25/27	184,930
1,702,000(a)	Republic of Poland Government Bond, 2.75%, 4/25/28	442,866
		627,796
Qatar — 1.24%
220,000	Qatar Government International Bond, 2.38%, 6/2/21	213,843
355,000	Qatar Government International Bond, 5.10%, 4/23/48	369,326
305,000	Qatar Government International Bond, 5.25%, 1/20/20	312,893
		896,062
Romania — 0.30%
360,000(a)	Romania Government Bond, 4.75%, 2/24/25	91,243
480,000(a)	Romania Government Bond, 5.80%, 7/26/27	128,079
		219,322
Russia — 0.74%
8,663,000(a)	Russian Federal Bond - OFZ, 7.05%, 1/19/28	121,058
3,277,000(a)	Russian Federal Bond - OFZ, 7.70%, 3/23/33	46,943
22,101,000(a)	Russian Federal Bond - OFZ, 7.75%, 9/16/26	325,657
2,603,000(a)	Russian Federal Bond - OFZ, 8.15%, 2/3/27	39,186
		532,844
Saudi Arabia — 0.65%
250,000	Saudi Government International Bond, MTN, 2.38%, 10/26/21	241,095
235,000	Saudi Government International Bond, MTN, 4.63%, 10/4/47	226,263
		467,358
South Africa — 2.54%
445,359(a)	Republic of South Africa Government Bond, 6.25%, 3/31/36	22,427
4,028,118(a)	Republic of South Africa Government Bond, 7.00%, 2/28/31	233,394
1,146,932(a)	Republic of South Africa Government Bond, 8.50%, 1/31/37	72,071
826,146(a)	Republic of South Africa Government Bond, 8.75%, 1/31/44	51,978
1,301,053(a)	Republic of South Africa Government Bond, 8.75%, 2/28/48	81,795
13,008,829(a)	Republic of South Africa Government Bond, 10.50%, 12/21/26	998,784
200,000	Republic of South Africa Government International Bond, 5.00%, 10/12/46	171,868
210,000	Republic of South Africa Government International Bond, 6.30%, 6/22/48	203,652
		1,835,969

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
Sri Lanka — 0.94%
$ 215,000	Sri Lanka Government International Bond, 5.13%, 4/11/19	$214,663
220,000	Sri Lanka Government International Bond, 5.88%, 7/25/22	216,268
250,000	Sri Lanka Government International Bond, 6.85%, 11/3/25	248,917
		679,848
Thailand — 1.27%
3,807,000(a)	Thailand Government Bond, 2.13%, 12/17/26	113,150
3,760,000(a)	Thailand Government Bond, 3.40%, 6/17/36	118,827
4,513,000(a)	Thailand Government Bond, 3.63%, 6/16/23	147,717
14,046,000(a)	Thailand Government Bond, 3.65%, 12/17/21	454,918
2,444,000(a)	Thailand Government Bond, 3.65%, 6/20/31	80,439
		915,051
Turkey — 1.28%
669,483(a)	Turkey Government Bond, 10.50%, 8/11/27	76,768
774,346(a)	Turkey Government Bond, 10.60%, 2/11/26	88,321
681,358(a)	Turkey Government Bond, 10.70%, 2/17/21	86,260
1,607,038(a)	Turkey Government Bond, 11.00%, 3/2/22	195,355
478,076(a)	Turkey Government Bond, 11.00%, 2/24/27	55,933
115,000	Turkey Government International Bond, 5.63%, 3/30/21	112,602
400,000	Turkey Government International Bond, 5.75%, 5/11/47	311,314
		926,553
Ukraine — 0.61%
265,000	Ukraine Government International Bond, 0.00%, 5/31/40(e)	139,607
240,000	Ukraine Government International Bond, 7.38%, 9/25/32	208,542
100,000	Ukraine Government International Bond, 7.75%, 9/1/27	93,061
		441,210
Uruguay — 0.05%
1,264,000(a)	Uruguay Government International Bond, 9.88%, 6/20/22	37,607

Total Foreign Government Bonds		24,585,775
(Cost $25,972,141)

Corporate Bonds — 29.66%
Australia — 0.22%
190,000	Quintis Ltd., 8.75%, 8/1/23(d),(f),(g)	161,500

Austria — 1.06%
400,000(a)	Erste Group Bank AG, (5 Year EUR Swap + 6.204%), 6.50%, 10/15/66(h)	495,922
200,000(a)	Erste Group Bank AG, (5 Year EUR Swap + 9.020%), 8.88%, 10/15/66(h)	269,042
		764,964
Brazil — 0.64%
2,047,000(a)	Swiss Insured Brazil Power Finance Sarl, 9.85%, 7/16/32(d)	466,316

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value

China — 0.30%
$ 215,000	CNAC HK Finbridge Co. Ltd., 5.13%, 3/14/28	$216,274

Colombia — 0.33%
244,000	Ecopetrol SA, 5.88%, 5/28/45	241,316

France — 2.46%
200,000	BNP Paribas SA, (USD Swap Semi 30/360 5 Year + 4.916%), 6.75%, 3/14/67(h)	202,750
180,000(i)	Credit Agricole SA, (5 Year GBP Swap + 4.535%), 7.50%, 6/23/66(h)	258,697
1,180,000	Societe Generale SA, (USD Swap Semi 30/360 5 Year + 3.929%), 6.75%, 10/6/67(d),(h)	1,103,689
200,000	Societe Generale SA, (USD ICE Swap Rate 11:00 am NY 5 + 5.873%), 8.00%, 3/29/67(h)	210,150
		1,775,286
Italy — 6.10%
330,000(a)	Banca Monte dei Paschi di Siena SpA, EMTN (5 Year EUR Swap + 5.005%), 5.38%, 1/18/28(h)	309,248
1,700,000(a)	Intesa Sanpaolo SpA, (5 Year EUR Swap + 7.192%), 7.75%, 7/11/67(h)	2,121,817
1,050,000(a)	UniCredit SpA, (5 Year EUR Swap + 6.387%), 6.63%, 12/3/66(h)	1,204,823
600,000(a)	UniCredit SpA, (5 Year EUR Swap + 9.300%), 9.25%, 6/3/67(h)	775,359
		4,411,247
Kazakhstan — 0.57%
200,000	KazMunayGas National Co. JSC, 5.38%, 4/24/30	203,443
200,000	KazMunayGas National Co. JSC, 6.38%, 10/24/48	210,016
		413,459
Malaysia — 0.29%
210,000	Petronas Capital Ltd., 5.25%, 8/12/19	213,598

Mexico — 0.36%
1,080,000(a)	Comision Federal de Electricidad, 8.18%, 12/23/27	53,760
240,000	Petroleos Mexicanos, 5.63%, 1/23/46	203,352
		257,112
Mongolia — 0.29%
200,000	Trade & Development Bank of Mongolia LLC, MTN, 9.38%, 5/19/20	211,607

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
Netherlands — 2.57%
800,000(a)	ABN AMRO Bank NV, (5 Year EUR Swap + 3.898%), 4.75%, 3/22/67(h)	$898,666
710,000(a)	Stichting AK Rabobank Certificaten, 6.50%, 3/29/67	956,305
		1,854,971
South Africa — 0.28%
$ 200,000	Eskom Holdings SOC Ltd., MTN, 6.35%, 8/10/28	199,190

Spain — 4.81%
300,000(a)	Banco Santander SA, (5 Year EUR Swap + 5.640%), 6.25%, 12/11/66(h)	362,191
500,000(a)	Banco Santander SA, (5 Year EUR Swap + 6.803%), 6.75%, 7/25/66(h)	625,245
200,000(a)	Bankia SA, (5 Year EUR Swap + 5.819%), 6.00%, 10/18/66(h)	234,726
1,800,000(a)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, 9/13/67(h)	2,256,223
		3,478,385
Switzerland — 1.84%
1,320,000	Credit Suisse Group AG, (USD Swap Semi 30/360 5 Year + 4.332%), 7.25%, 3/12/67(d)	1,327,230

Turkey — 0.07%
63,000	TC Ziraat Bankasi AS, MTN, 5.13%, 9/29/23	53,647

Ukraine — 0.38%
270,000	State Savings Bank of Ukraine Via SSB #1 Plc, STEP, 9.38%, 3/10/23(b)	272,654

United Kingdom — 7.09%
500,000(a)	Barclays Plc, (5 Year GBP Swap + 6.462%), 7.25%, 6/15/67(h)	672,585
630,000	Barclays Plc, (USD Swap Semi 30/360 5 Year + 4.842%), 7.75%, 12/15/66(h)	631,575
350,000(c)	HSBC Holdings Plc, (5 Year EUR Swap + 3.844%), 4.75%, 1/4/67(h)	395,848
580,000(a)	HSBC Holdings Plc, (5 Year GBP Swap + 4.276%), 5.88%, 3/28/67(h)	756,208
350,000	HSBC Holdings Plc, (USD ICE Swap Rate 11:00 am NY 5 + 3.746%), 6.00%, 11/22/66(h)	333,783
390,000(a)	Lloyds Banking Group Plc, (5 Year GBP Swap + 4.830%), 7.88%, 6/27/67(h)	578,838
900,000(a)	Nationwide Building Society, 10.25%, 6/20/67(e)	1,757,473
		5,126,310
Total Corporate Bonds		21,445,066
(Cost $22,482,652)

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
Convertible Bonds — 20.02%
Bermuda — 0.81%
$ 562,000	Golar LNG Ltd., 2.75%, 2/15/22	$584,592

China — 5.61%
5,000,000(a)	China Railway Construction Corp. Ltd., 1.50%, 12/21/21	709,310
750,000	CRRC Corp. Ltd., 0.00%, 2/5/21(j)	750,469
671,000	Ctrip.com International Ltd., 1.99%, 7/1/25	699,307
4,000,000(k)	Harvest International Co., 0.00%, 11/21/22(j)	490,566
582,000	Huazhu Group Ltd., 0.38%, 11/1/22(d)	601,642
775,000	Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 8/9/21(j)	803,578
		4,054,872
France — 0.25%
589,600(a)	Genfit, 3.50%, 10/16/22	183,461

Germany — 0.38%
250,000	Siemens Financieringsmaatschappij NV, 1.65%, 8/16/19	276,625

Hong Kong — 2.28%
760,000	Bagan Capital Ltd., 0.00%, 9/23/21(j)	728,967
600,000	China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/5/23(j)	634,800
285,000	PB Issuer No 4 Ltd., 3.25%, 7/3/21	282,150
		1,645,917
Japan — 0.83%
600,000	Shizuoka Bank Ltd. (The), (LIBOR USD 3-Month - 0.500%), 1.84%, 1/25/23(l)	598,500

Malaysia — 1.07%
1,080,000(m)	Indah Capital Ltd., 0.00%, 10/24/18(j)	775,407

Norway — 1.00%
723,000	Ship Finance International Ltd., 5.75%, 10/15/21	723,000

United Kingdom — 2.14%
400,000(a)	BP Capital Markets Plc, 1.00%, 4/28/23	707,750
300,000(a)	Helical Bar Jersey Ltd., 4.00%, 6/17/19	391,022
300,000(a)	Philippine Peso Finance Jersey Ltd., 4.25%, 5/20/19	449,187
		1,547,959
United States — 5.65%
281,000	Akamai Technologies, Inc., 0.13%, 5/1/25(d)	276,342
647,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	776,143
127,000	Booking Holdings, Inc., 0.35%, 6/15/20	192,735

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 538,000	Dycom Industries, Inc., 0.75%, 9/15/21	$596,689
256,000	II-VI, Inc., 0.25%, 9/1/22	300,779
362,000	Lumentum Holdings, Inc., 0.25%, 3/15/24	433,324
302,000	Neurocrine Biosciences, Inc., 2.25%, 5/15/24	514,783
253,000	Nutanix, Inc., 0.00%, 1/15/23(d),(j)	279,965
380,000	Palo Alto Networks, Inc., 0.75%, 7/1/23(d)	397,174
136,000	Sarepta Therapeutics, Inc., 1.50%, 11/15/24(d)	313,480
		4,081,414
Total Convertible Bonds		14,471,747
(Cost $14,441,200)

U.S. Treasury Obligations — 5.99%
United States — 5.99%
300,000	U.S. Treasury Notes, 1.50%, 10/31/19	296,215
4,000,000	U.S. Treasury Notes, 3.63%, 8/15/19	4,033,438
		4,329,653
Total U.S. Treasury Obligations		4,329,653
(Cost $4,335,845)

Contracts
Put Options Purchased — 0.02%
12	S & P 500 Index, Strike Price USD 2,800.00, Expires 10/19/18, Notional Amount $3,326,496	6,240
4	S & P 500 Index, Strike Price USD 2,850.00, Expires 11/16/18, Notional Amount $1,108,340	9,280
Total Put Options Purchased		15,520
(Cost $56,172)

Shares
Investment Company — 4.86%
3,509,032	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	3,509,032
Total Investment Company		3,509,032
(Cost $3,509,032)

Total Investments (Cost $70,797,042)(n) — 94.56%		$68,356,793

Other assets in excess of liabilities — 5.44%		3,934,467

NET ASSETS — 100.00%		$72,291,260

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Principal amount denoted in Euros.
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.
(i)	Principal amount denoted in British Pounds.
(j)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(k)	Principal amount denoted in Hong Kong Dollars.
(l)	Floating rate note. Rate shown is as of report date.
(m)	Principal amount denoted in Singapore Dollars.
(n)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	174,503,000	USD	257,000	Citibank N.A.	10/24/18	$ 8,461
COP	2,308,171,800	USD	764,000	Citibank N.A.	10/24/18	15,228
EUR	232,801	PLN	997,457	Citibank N.A.	10/24/18	159
EUR	70,000	USD	81,044	Citibank N.A.	10/24/18	400
HUF	5,284,732	USD	19,000	Citibank N.A.	10/24/18	17
HUF	69,624,981	USD	249,854	Citibank N.A.	10/24/18	691
IDR	3,312,016,500	USD	221,000	Citibank N.A.	10/24/18	366
KRW	145,321,080	USD	129,000	Citibank N.A.	10/24/18	2,029
MXN	3,202,398	USD	169,000	Citibank N.A.	10/24/18	1,338
PHP	6,422,740	USD	118,000	Citibank N.A.	10/24/18	626
PLN	2,279,061	USD	616,828	Citibank N.A.	10/24/18	1,687
RON	588,164	USD	146,462	Citibank N.A.	10/24/18	172
RUB	15,855,825	USD	234,439	Citibank N.A.	10/24/18	6,913
RUB	8,646,590	USD	131,000	Citibank N.A.	10/24/18	616
RUB	19,242,053	USD	287,000	Citibank N.A.	10/24/18	5,897
RUB	5,762,651	USD	84,334	Citibank N.A.	10/24/18	3,383
THB	16,334,167	USD	501,257	Citibank N.A.	10/24/18	4,232

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
TRY	196,162	USD	29,000	Citibank N.A.	10/24/18	$2,948
TRY	2,041,460	USD	319,044	Citibank N.A.	10/24/18	13,434
TRY	329,626	USD	48,514	Citibank N.A.	10/24/18	5,170
TRY	119,120	USD	17,518	Citibank N.A.	10/24/18	1,883
TRY	1,131,937	USD	178,969	Citibank N.A.	10/24/18	5,382
TRY	118,537	USD	18,802	Citibank N.A.	10/24/18	504
USD	70,923	CNH	488,197	Citibank N.A.	10/24/18	52
USD	880,428	CNH	6,027,397	Citibank N.A.	10/24/18	5,439
USD	467,538	CNH	3,208,524	Citibank N.A.	10/24/18	1,760
USD	2,292	CZK	50,000	Citibank N.A.	10/24/18	36
USD	883,305	EUR	758,000	Citibank N.A.	10/24/18	1,384
USD	3,076,622	EUR	2,638,000	Citibank N.A.	10/24/18	7,351
USD	549,810	IDR	8,105,850,000	Citibank N.A.	10/24/18	8,038
USD	128,000	INR	9,202,560	Citibank N.A.	10/24/18	1,707
USD	404,000	INR	28,825,306	Citibank N.A.	10/24/18	8,412
USD	259,536	JPY	28,811,660	Citibank N.A.	10/24/18	5,465
USD	12,154	JPY	1,336,000	Citibank N.A.	10/24/18	373
USD	343,275	PHP	18,572,518	Citibank N.A.	10/24/18	246
USD	257,134	PLN	944,731	Citibank N.A.	10/24/18	743
USD	800,736	SGD	1,093,000	Citibank N.A.	10/24/18	722
ZAR	325,487	USD	21,756	Citibank N.A.	10/24/18	1,180
ZAR	1,749,088	USD	115,000	Citibank N.A.	10/24/18	8,248
ZAR	3,159,337	USD	218,634	Citibank N.A.	10/24/18	3,985
ZAR	5,000,000	USD	337,013	Citibank N.A.	10/24/18	15,307
ZAR	600,847	USD	40,716	Citibank N.A.	10/24/18	1,622
ZAR	2,265,956	USD	157,898	Citibank N.A.	10/24/18	1,770
ZAR	2,072,183	USD	139,777	Citibank N.A.	10/24/18	6,238
BRL	281,588	USD	68,000	Citibank N.A.	11/5/18	1,515
OMR	40,867	USD	106,000	Citibank N.A.	11/14/18	99
						$ 163,228

CNH	896,525	USD	131,000	Citibank N.A.	10/24/18	$ (853)
CZK	13,726,201	USD	619,710	Citibank N.A.	10/24/18	(620)
EUR	327,007	USD	384,117	Citibank N.A.	10/24/18	(3,650)
EUR	335,000	USD	394,304	Citibank N.A.	10/24/18	(4,537)
EUR	177,007	USD	206,080	Citibank N.A.	10/24/18	(136)
EUR	200,000	USD	235,105	Citibank N.A.	10/24/18	(2,408)
INR	13,890,210	USD	193,000	Citibank N.A.	10/24/18	(2,376)
INR	9,531,720	USD	132,000	Citibank N.A.	10/24/18	(1,190)
JPY	28,811,660	USD	261,000	Citibank N.A.	10/24/18	(6,929)
MYR	731,111	USD	177,548	Deutsche Bank AG	10/24/18	(954)
PHP	2,158,190	USD	40,233	Citibank N.A.	10/24/18	(230)
RON	180,458	USD	45,000	Citibank N.A.	10/24/18	(10)
THB	1,194,064	USD	37,000	Citibank N.A.	10/24/18	(48)
USD	268,000	CLP	177,684,000	Citibank N.A.	10/24/18	(2,300)

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	79,209	CNH	545,677	Citibank N.A.	10/24/18	$ (6)
USD	70,627	CNH	486,715	Citibank N.A.	10/24/18	(28)
USD	17,706	CNH	122,178	Citibank N.A.	10/24/18	(31)
USD	372,000	COP	1,154,589,634	Citibank N.A.	10/24/18	(17,784)
USD	297,833	COP	889,670,087	Citibank N.A.	10/24/18	(2,516)
USD	131,000	COP	392,942,360	Citibank N.A.	10/24/18	(1,655)
USD	29,000	CZK	642,983	Citibank N.A.	10/24/18	0
USD	2,945,870	EUR	2,537,000	Citibank N.A.	10/24/18	(5,889)
USD	9,017,019	EUR	7,754,501	Citibank N.A.	10/24/18	(5,221)
USD	608,201	EUR	523,000	Citibank N.A.	10/24/18	(301)
USD	409,145	EUR	352,013	Citibank N.A.	10/24/18	(417)
USD	4,597,880	GBP	3,544,001	Citibank N.A.	10/24/18	(26,881)
USD	1,205,964	GBP	931,000	Citibank N.A.	10/24/18	(8,949)
USD	530,603	HKD	4,160,000	Citibank N.A.	10/24/18	(1,010)
USD	128,000	KRW	143,411,200	Citibank N.A.	10/24/18	(1,307)
USD	28,119	MXN	540,991	Citibank N.A.	10/24/18	(657)
USD	27,740	MXN	533,764	Citibank N.A.	10/24/18	(651)
USD	108,900	MXN	2,100,000	Citibank N.A.	10/24/18	(2,801)
USD	121,811	MXN	2,319,693	Citibank N.A.	10/24/18	(1,575)
USD	75,019	MXN	1,446,808	Citibank N.A.	10/24/18	(1,938)
USD	45,725	PHP	2,488,113	Citibank N.A.	10/24/18	(372)
USD	9,000	PLN	33,164	Citibank N.A.	10/24/18	0
USD	269,000	RUB	17,933,827	Citibank N.A.	10/24/18	(3,984)
USD	53,000	THB	1,731,892	Citibank N.A.	10/24/18	(596)
USD	96,553	TRY	641,179	Citibank N.A.	10/24/18	(7,871)
USD	96,790	TRY	665,317	Citibank N.A.	10/24/18	(11,566)
USD	136,000	TRY	874,045	Citibank N.A.	10/24/18	(6,349)
USD	269,000	TRY	1,729,401	Citibank N.A.	10/24/18	(12,655)
USD	19,606	TRY	133,000	Citibank N.A.	10/24/18	(2,055)
USD	278,935	TWD	8,534,015	Citibank N.A.	10/24/18	(1,766)
USD	372,375	ZAR	5,389,645	Citibank N.A.	10/24/18	(7,401)
USD	148,151	ZAR	2,166,834	Citibank N.A.	10/24/18	(4,532)
USD	33,851	ZAR	509,355	Citibank N.A.	10/24/18	(2,040)
USD	193,435	ZAR	2,900,000	Citibank N.A.	10/24/18	(10,910)
USD	349,909	ZAR	5,114,391	Citibank N.A.	10/24/18	(10,471)
USD	259,000	ZAR	3,927,321	Citibank N.A.	10/24/18	(17,735)
USD	36,000	MYR	149,288	Deutsche Bank AG	10/24/18	(60)
USD	257,000	BRL	1,058,745	Citibank N.A.	11/5/18	(4,370)
USD	422,685	BRL	1,760,093	Citibank N.A.	11/5/18	(11,825)
USD	402,000	OMR	156,620	Citibank N.A.	11/14/18	(4,618)
						$(227,034)

Total						$ (63,806)

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Options written as of September 30, 2018:

Contracts	Put Options	Notional Amount		Value
(12)	S & P 500 Index, Strike Price USD 2,700.00, Expires 10/19/18	USD	(3,326,304)	$(3,240)
(4)	S & P 500 Index, Strike Price USD 2,750.00, Expires 11/16/18	USD	(1,109,044)	(5,060)

Total (Premiums received $(30,546))				$(8,300)

Financial futures contracts as of September 30, 2018:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value	Clearinghouse
Euro BTP	13	December 2018	$(29,960)	EUR $ 1,921,832	Credit Suisse Securities (USA) LLC.

Total			$(29,960)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value	Clearinghouse
90-Day Euro Dollar	72	December 2020	$ (652)	USD $ 17,429,648	Credit Suisse Securities (USA) LLC.
Euro Bund	9	December 2018	(4,780)	EUR 1,674,839	Credit Suisse Securities (USA) LLC.

Total			$(5,432)

Interest rate swaps as of September 30, 2018:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
2.22%	CZK - LCH	Annually	Citigroup Global Markets Inc.	8/6/28	CZK	5,708(a)	$ 4,509
2.11%	KRW - LCH	Quarterly	Citigroup Global Markets Inc.	8/30/28	KRW	245,047(a)	353
							$ 4,862

6.90%	BRL-CDI	Expiration	Citigroup Global Markets Inc.	1/2/19	BRL	23,696(a)	(19,981)
9.59%	BRL-TIIE- Banxico	Expiration	Citigroup Global Markets Inc.	1/4/21	BRL	1,990(a)	(1,342)
1.81%	CZK - LCH	Annually	Citigroup Global Markets Inc.	6/25/23	CZK	13,105(b)	(14,237)

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
2.18%	CZK - LCH MXN-TIIE-	Semi-Annually	Citigroup Global Markets Inc.	8/6/28	CZK	11,191(b)	$ (4,260)
8.22%	Banxico MXN-TIIE-	Monthly	Citigroup Global Markets Inc.	8/4/28	MXN	6,460(b)	(68)
7.60%	Banxico MXN-TIIE-	Monthly	Citigroup Global Markets Inc.	9/26/22	MXN	6,200(b)	(3,195)
7.81%	Banxico	Expiration	Citigroup Global Markets Inc.	6/3/27	MXN	3,800(b)	(4,541)

							$(47,624)

Total							$(42,762)

(a)	The Fund pays the fixed rate on these swaps.
(b)	The Counterparty pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2018:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)	Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Banco Bilbao Vizcaya Argentaria Government International Bond	Quarterly	Citigroup Global Markets, Inc.	6/20/23	EUR600	$ (644)	$(10,065)	$(10,709)
1.00%	Banco Bilbao Vizcaya Argentaria Government International Bond	Quarterly	Citigroup Global Markets, Inc.	6/20/23	EUR200	(533)	(3,035)	(3,567)
1.00%	Malaysia Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD280	2,086	(3,059)	(973)
1.00%	SOAF Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/20	USD435	8,054	(5,452)	2,602
1.00%	Brazil Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/20	USD333	7,377	(2,596)	4,781

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	34	2,797	(1,751)	1,046
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	53	3,331	(1,701)	1,630
1.00%	Brazil Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	80	7,132	(1,309)	5,823
1.00%	Brazil Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	134	12,113	(2,359)	9,754
1.00%	Brazil Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	67	6,056	(1,179)	4,877
1.00%	Brazil Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	69	6,223	(1,200)	5,023
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	77	4,057	(1,689)	2,368
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	53	2,122	(491)	1,630
5.00%	Argentina Government International Bond	Quarterly	Citigroup Global Markets, Inc.	12/20/23	USD	100	1,511	1,565	3,076

Total							$ 61,682	$ (34,321)	$27,361

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Credit default swaps sell protection as of September 30, 2018:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS*	Notional Amount (000)(a)	Premium Paid/ (Received)	Unreal. App.	Value
1.00%	Markit iTraxx Europe Senior Financials, Series 29	Quarterly	Citigroup Global Markets, Inc.	6/20/23	0.007	EUR600	$ 5,996	$3,664	$ 9,660
1.00%	Markit iTraxx Europe Senior Financials, Series 29	Quarterly	Citigroup Global Markets, Inc.	6/20/23	0.007	EUR200	2,025	1,179	3,204

Total							$ 8,021	$4,843	$12,864

*

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

50

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Abbreviations used are defined below:

BRL - Brazilian Real

BRL-CDI - Brazil Cetip InterBank Deposit Rate

BTP - Italian Buoni del Tesoro Poliannuali

CLP - Chilean Peso

CNH - Chinese Yuan Renminbi

COP - Colombian Peso

CZK - Czech Koruna

EUR - Euro

GBP - United Kingdom Pound Sterling

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

MXN - Mexican Peso

MYR - Malaysian Ringgit

OMR - Omani Rial

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

SGD - Singapore Dollar

STEP - Step Coupon Bond

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

51

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Bluebay Diversified Credit Fund (cont.)

September 30, 2018

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	34.01%
Financial	32.26%
Government	5.99%
Industrial	5.85%
Consumer, Non-cyclical	3.57%
Energy	2.45%
Communications	1.79%
Consumer, Cyclical	1.51%
Technology	1.37%
Basic Materials	0.52%
Utilities	0.36%
Other*	10.32%
100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, options, foreign currency exchange contracts and accrued expenses payable.

52

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2018

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Diversified Credit Fund
Assets:
Investments, at value (cost $24,012,537, $38,632,973 and $70,797,042, respectively)	$23,793,276	$38,658,265	$68,356,793
Cash	215,112	19,261	47,455
Cash at broker for financial future contracts	39,749	5,230	81,205
Segregated cash for swap contracts	205,617	—	764,844
Cash at broker for forward foreign currency exchange contracts	144,242	—	474,960
Foreign currency, at value (cost $30,756, $621,000 and $2,391,079, respectively)	30,575	623,879	2,385,712
Interest and dividend receivable	335,429	663,486	834,916
Receivable from advisor	8,589	15,578	—
Receivable for capital shares issued	12,000	363	9,930
Receivable for investments sold	—	401,869	933,643
Credit default swaps at value (premiums paid $100,221, $154,210 and $70,880, respectively)	67,245	175,182	55,474
Unrealized appreciation on futures contracts	1,940	5,526	—
Unrealized appreciation on interest rate swaps contracts	—	—	4,862
Unrealized appreciation on forward foreign currency exchange contracts	38,941	6,526	163,228
Prepaid expenses and other assets	30,212	27,875	10,507

Total Assets	24,922,927	40,603,040	74,123,529

Liabilities:
Foreign withholding tax payable	3,900	3,976	3,907
Payable for investments purchased	819,082	1,473,894	1,391,382
Credit default swaps at value (premiums received $0, $0 and $1,177, respectively)	869	—	15,249
Written Options at value (premiums received $(7,418), $0 and $(30,546), respectively)	10,459	—	8,300
Unrealized depreciation on forward foreign currency exchange contracts	32,412	13,142	227,034
Unrealized depreciation on interest rate swaps contracts	1,145	—	47,624
Unrealized depreciation on futures contracts	1,172	—	35,392
Accrued expenses and other payables:
Investment advisory fees	—	—	19,046
Accounting fees	7,388	7,508	7,788
Audit fees	47,839	51,356	55,041
Trustees’ fees	14	25	52
Distribution fees	—	110	—
Custodian fees	3,187	1,916	6,402
Shareholder reports	2,883	5,571	9,127

53

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund		RBC BlueBay Diversified Credit Fund
Transfer agent fees	$2,860		$2,150		$1,237
Other	7,920		18,278		4,688

Total Liabilities	941,130		1,577,926		1,832,269

Net Assets	$23,981,797		$39,025,114		$72,291,260

Net Assets Consists of:
Capital	$30,001,172		$37,875,951		$73,271,032
Undistributed net investment income	592,770		1,381,935		1,813,265
Accumulated net realized losses from investment transactions, foreign currency, written options, futures contracts and swap contracts	(6,357,543)		(278,475)		(191,658)
Net unrealized appreciation/(depreciation) on investments, foreign currency, written options, futures contracts and swap contracts	(254,602)		45,703		(2,601,379)

Net Assets	$23,981,797		$39,025,114		$72,291,260

Net Assets
Class A	19,262		556,372		N/A
Class I	23,951,631		38,468,742		72,280,707
Class R6	10,904		N/A		10,553

Total	$23,981,797		$39,025,114		$72,291,260

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,001		53,425		N/A
Class I	2,466,690		3,673,614		7,378,380
Class R6	1,119		N/A		1,077

Total	2,469,810		3,727,039		7,379,457

Net Asset Values and Redemption Prices Per Share:
Class A	$9.63		$10.41	$	N/A

Class I	$9.71		$10.47		$9.80

Class R6	$9.74	$	N/A		$9.80

Maximum Offering Price Per Share:
Class A	$10.06		$10.87	$	N/A

Maximum Sales Charge - Class A	4.25%		4.25%		N/A

See Notes to the Financial Statements.

54

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2018

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Diversified Credit Fund
Investment Income:
Interest income	$1,248,179	$1,974,370	$3,134,444
Dividend income	8,835	14,707	53,732
Foreign tax withholding	(2,684)	—	(2,631)

Total Investment Income	1,254,330	1,989,077	3,185,545

Expenses:
Investment advisory fees	154,150	271,753	434,175
Distribution fees–Class A	101	1,088	—
Accounting fees	47,627	61,587	58,909
Audit fees	42,820	45,581	47,304
Custodian fees	98,782	85,058	128,486
Insurance fees	4,237	4,237	4,241
Legal fees	17,728	35,616	18,119
Registrations and filing fees	47,037	32,945	32,262
Shareholder reports	16,234	22,632	21,060
Transfer agent fees–Class A	3,656	4,550	—
Transfer agent fees–Class I	7,897	6,530	3,902
Transfer agent fees–Class R6	3,544	—	3,544
Trustees’ fees and expenses	1,838	3,459	6,591
Interest expense	2,219	—	—
Tax expense	3,900	3,904	3,907
Other fees	5,538	3,981	4,547

Total expenses before fee waiver/reimbursement	457,308	582,921	767,047
Expenses waived/reimbursed by:
Advisor	(276,178)	(364,804)	(260,306)

Net expenses	181,130	218,117	506,741

Net Investment Income	1,073,200	1,770,960	2,678,804

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(949,282)	(104,914)	474,163
Foreign currency transactions	(198,407)	92,964	(877,923)
Foreign currency exchange contracts	27,504	404,707	666,294
Foreign tax	(3,550)	—	—
Written options	(16,540)	(54,530)	57,557
Futures contracts	63,804	127,214	1,456,233
Swap agreements	(15,665)	206,900	(69,029)

Net realized gains/(losses)	(1,092,136)	672,341	1,707,295

Net change in unrealized appreciation/ (depreciation) on:
Investments	(459,138)	(911,247)	(4,733,935)
Foreign currency	3,322	15,917	(4,963)
Foreign currency exchange contracts	(33,168)	(83,746)	(165,079)
Written Options	(3,041)	—	22,246

55

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2018

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay High Yield Bond Fund	RBC BlueBay Diversified Credit Fund
Futures contracts	$4,811	$(9,307)	$(129,269)
Swap agreements	(81,688)	20,972	(72,240)

Net unrealized losses	(568,902)	(967,411)	(5,083,240)

Change in net assets resulting from operations	$(587,838)	$1,475,890	$(697,141)

See Notes to the Financial Statements.

56

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Debt Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
From Investment Activities
Operations:
Net investment income	$1,073,200	$990,434
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	(1,092,136)	146,585
Net change in unrealized depreciation on investments, foreign currency, written options, futures contracts and swap contracts	(568,902)	(128,174)

Change in net assets resulting from operations	(587,838)	1,008,845

Distributions to Class A Shareholders:
From net investment income	(1,768)	—
Distributions to Class I Shareholders:
From net investment income	(655,231)	—
Distributions to Class R6 Shareholders:
From net investment income	(380)	—

Change in net assets resulting from shareholder distributions	(657,379)	—

Capital Transactions:
Proceeds from shares issued	7,509,945	3,187,000
Distributions reinvested	648,316	—
Cost of shares redeemed	(1,489,555)	(4,816,640)

Change in net assets resulting from capital transactions	6,668,706	(1,629,640)

Net increase/(decrease) in net assets	5,423,489	(620,795)
Net Assets:
Beginning of year	18,558,308	19,179,103

End of year	$23,981,797	$18,558,308

Undistributed net investment income	$592,770	$317,901

Share Transactions:
Issued	774,480	327,478
Reinvested	64,461	—
Redeemed	(151,712)	(500,387)

Change in shares resulting from capital transactions	687,229	(172,909)

See Notes to the Financial Statements.

57

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
From Investment Activities
Operations:
Net investment income	$1,770,960	$1,684,621
Net realized gains from investments, foreign currency, written options, futures contracts and swap contracts transactions	672,341	213,492
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	(967,411)	747,912

Change in net assets resulting from operations	1,475,890	2,646,025

Distributions to Class A Shareholders:
From net investment income	(6,932)	(4,613)
Distributions to Class I Shareholders:
From net investment income	(1,431,504)	(962,932)

Change in net assets resulting from shareholder distributions	(1,438,436)	(967,545)

Capital Transactions:
Proceeds from shares issued	5,871,766	4,699,003
Distributions reinvested	1,436,456	967,485
Cost of shares redeemed	(5,702,527)	(2,617,296)

Change in net assets resulting from capital transactions	1,605,695	3,049,192

Net increase in net assets	1,643,149	4,727,672
Net Assets:
Beginning of year	37,381,965	32,654,293

End of year	$39,025,114	$37,381,965

Undistributed net investment income	$1,381,935	$517,113

Share Transactions:
Issued	568,475	464,683
Reinvested	139,001	96,122
Redeemed	(552,755)	(259,898)

Change in shares resulting from capital transactions	154,721	300,907

See Notes to the Financial Statements.

58

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Diversified Credit Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
From Investment Activities
Operations:
Net investment income	$2,678,804	$2,498,102
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	1,707,295	(853,929)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, written options, futures contracts and swap contracts	(5,083,240)	1,362,918

Change in net assets resulting from operations	(697,141)	3,007,091

Distributions to Class I Shareholders:
From net investment income	(2,360,212)	(1,593,358)
Distributions to Class R6 Shareholders:
From net investment income	(350)	—

Change in net assets resulting from shareholder distributions	(2,360,562)	(1,593,358)

Capital Transactions:
Proceeds from shares issued	766,358	1,783,417
Distributions reinvested	2,351,212	1,586,698
Cost of shares redeemed	(475,386)	(546,654)

Change in net assets resulting from capital transactions	2,642,184	2,823,461

Net increase/(decrease) in net assets	(415,519)	4,237,194
Net Assets:
Beginning of year	72,706,779	68,469,585

End of year	$72,291,260	$72,706,779

Undistributed net investment income	$1,813,265	$1,276,372

Share Transactions:
Issued	76,144	179,684
Reinvested	232,317	165,626
Redeemed	(46,792)	(54,955)

Change in shares resulting from capital transactions	261,669	290,355

See Notes to the Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC Bluebay Emerging Market Debt Fund (Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$10.36	0.50	(0.85)	—	(0.35)	(0.38)	—	—	(0.38)	$9.63
Year Ended 9/30/17	9.78	0.50	0.08	—	0.58	—	—	—	—	10.36
Year Ended 9/30/16	8.64	0.45	0.69	—	1.14	—	—	—	—	9.78
Year Ended 9/30/15	9.75	0.40	(1.44)	—	(1.04)	(0.07)	—	—	(0.07)	8.64
Period Ended 9/30/14(b)	9.83	0.33	(0.08)	—	0.25	(0.18)	(0.15)	—	(0.33)	9.75
Class I
Year Ended 9/30/18	$10.41	0.51	(0.84)	—	(0.33)	(0.37)	—	—	(0.37)	$9.71
Year Ended 9/30/17	9.81	0.54	0.06	—	0.60	—	—	—	—	10.41
Year Ended 9/30/16	8.64	0.50	0.67	—	1.17	—	—	—	—	9.81
Year Ended 9/30/15	9.75	0.36	(1.39)	—	(1.03)	(0.08)	—	—	(0.08)	8.64
Year Ended 9/30/14	9.92	0.40	(0.17)	—	0.23	(0.24)	—	(0.16)	(0.40)	9.75
Class R6
Year Ended 9/30/18	$10.42	0.53	(0.86)	—	(0.33)	(0.35)	—	—	(0.35)	$9.74
Period Ended 9/30/17(c)	9.25	0.45	0.72	—	1.17	—	—	—	—	10.42

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

60

FINANCIAL HIGHLIGHTS

RBC Bluebay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	(3.38)%	$19	1.13%	5.05%	11.41%	364%
Year Ended 9/30/17	5.94%	63	1.15%	5.17%	7.94%	251%
Year Ended 9/30/16	13.08%	112	1.15%	4.96%	4.54%	279%
Year Ended 9/30/15	(10.72)%	241	1.15%	4.32%	3.84%	282%
Period Ended 9/30/14(c)	2.51%(d)	10	1.25%(e)	3.91%(e)	53.32%(e)	233%
Class I
Year Ended 9/30/18	(3.26)%	$23,952	0.88%	5.21%	2.18%	364%
Year Ended 9/30/17	6.23%	18,484	0.90%	5.54%	2.24%	251%
Year Ended 9/30/16	13.43%	19,067	0.90%	5.44%	1.79%	279%
Year Ended 9/30/15	(10.67)%	26,588	0.90%	3.81%	1.14%	282%
Year Ended 9/30/14	2.32%	216,014	1.00%	4.04%	1.05%	233%
Class R6
Year Ended 9/30/18	(3.18)%	$11	0.84%	5.32%	34.20%	364%
Period Ended 9/30/17(f)	12.65%(d)	11	0.85%(e)	5.93%(e)	53.42%(e)	251%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC Bluebay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset		Net Realized
	Value,	Net	and Unrealized		Total from	Net	Net		Net Asset
	Beginning	Investment	Gains (Losses)	Redemption	Investment	Investment	Realized	Total	Value, End
	of Year	Income(a)	on Investments	Fees	Activities	Income	Gains	Distributions	of Year
Class A
Year Ended 9/30/18	$10.42	0.47	(0.10)	0.01	0.38	(0.38)	—	(0.38)	$10.42
Year Ended 9/30/17	9.98	0.47	0.26	—	0.73	(0.29)	—	(0.29)	10.42
Year Ended 9/30/16	9.82	0.48	0.16	—	0.64	(0.41)	(0.07)	(0.48)	9.98
Year Ended 9/30/15	10.41	0.46	(0.44)	—	0.02	(0.26)	(0.35)	(0.61)	9.82
Period Ended 9/30/14(b)	10.41	0.41	0.04	—	0.45	(0.45)	—	(0.45)	10.41
Class I
Year Ended 9/30/18	$10.46	0.47	(0.07)	—	0.40	(0.39)	—	(0.39)	$10.47
Year Ended 9/30/17	9.98	0.49	0.28	—	0.77	(0.29)	—	(0.29)	10.46
Year Ended 9/30/16	9.82	0.50	0.17	—	0.67	(0.44)	(0.07)	(0.51)	9.98
Year Ended 9/30/15	10.42	0.48	(0.45)	—	0.03	(0.28)	(0.35)	(0.63)	9.82
Year Ended 9/30/14	10.35	0.53	0.21	—	0.74	(0.56)	(0.11)	(0.67)	10.42

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  For the period from November 27, 2013 (commencement of operations) to September 30, 2014.

62

FINANCIAL HIGHLIGHTS

RBC Bluebay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
				Ratio of
			Ratio of	Net Investment	Ratio of
		Net Assets,	Net Expenses	Income (Loss)	Expenses to	Portfolio
	Total	End of	to Average	to Average	Average Net	Turnover
	Return(a)	Year (000’s)	Net Assets	Net Assets	Assets*	Rate**
Class A
Year Ended 9/30/18	3.71%	$556	0.82%(b)	4.56%	2.82%	158%
Year Ended 9/30/17	7.37%	33	0.70%	4.59%	4.44%	101%
Year Ended 9/30/16	6.86%	831	0.70%	4.86%	2.25%	84%
Year Ended 9/30/15	0.15%	505	0.98%(c)	4.53%	2.38%	128%
Period Ended 9/30/14(d)	4.38%(e)	29	1.20%(f)	4.62%(f)	25.84%(f)	116%
Class I
Year Ended 9/30/18	3.95%	$38,469	0.56%(b)	4.56%	1.49%	158%
Year Ended 9/30/17	7.89%	37,349	0.45%	4.83%	1.44%	101%
Year Ended 9/30/16	7.14%	31,824	0.45%	5.13%	1.50%	84%
Year Ended 9/30/15	0.28%	29,662	0.75%(c)	4.76%	1.33%	128%
Year Ended 9/30/14	7.36%	34,631	0.95%	5.05%	1.30%	116%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning November 1, 2017, the net operating expenses were contractually limited to 0.82% and 0.57% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(c)

Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% and 0.725% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.

(d)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(e)	Not annualized.
(f)	Annualized.

See Notes to the Financial Statements.

63

FINANCIAL HIGHLIGHTS

RBC Bluebay Diversified Credit Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset		Net Realized
	Value,	Net	and Unrealized		Total from	Net	Net			Net Asset
	Beginning	Investment	Gains (Losses)	Redemption	Investment	Investment	Realized	Return	Total	Value, End
	of Year	Income(a)	on Investments	Fees	Activities	Income	Gains	of Capital	Distributions	of Year
Class I
Year Ended 9/30/18	$10.21	0.39	(0.47)	—	(0.08)	(0.33)	—	—	(0.33)	$9.80
Year Ended 9/30/17	10.03	0.36	0.05	—	0.41	(0.23)	—	—	(0.23)	10.21
Year Ended 9/30/16	9.57	0.40	0.31	—	0.71	(0.14)	(0.11)	—	(0.25)	10.03
Period Ended 9/30/15(b)	10.00	0.24	(0.54)	—	(0.30)	(0.13)	—	—	(0.13)	9.57
Class R6
Year Ended 9/30/18	$10.21	0.40	(0.48)	—	(0.08)	(0.33)	—	—	(0.33)	$9.80
Period Ended 9/30/17(c)	9.59	0.26	0.36	—	0.62	—	—	—	—	10.21

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

(c)  For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

64

FINANCIAL HIGHLIGHTS

RBC Bluebay Diversified Credit Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
				Ratio of
			Ratio of	Net Investment	Ratio of
		Net Assets,	Net Expenses	Income (Loss)	Expenses to	Portfolio
	Total	End of	to Average	to Average	Average Net	Turnover
	Return(a)	Year (000’s)	Net Assets	Net Assets	Assets*	Rate**
Class I
Year Ended 9/30/18	(0.87)%	$72,281	0.69%	3.92%	1.03%	243%
Year Ended 9/30/17	4.28%	72,696	1.00%	3.64%	1.32%	215%
Year Ended 9/30/16	7.56%	68,470	1.00%	4.11%	1.29%	246%
Period Ended 9/30/15(b)	(3.08)%(c)	63,340	1.00%(d)	2.99%(d)	1.34%(d)	193%
Class R6
Year Ended 9/30/18	(0.83)%	$11	0.63%	3.95%	33.95%	243%
Period Ended 9/30/17(e)	6.47%(c)	11	0.95%(d)	3.42%(d)	54.27%(d)	215%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

65

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”) (formerly known as RBC BlueBay Emerging Market Select Bond Fund)

- RBC BlueBay High Yield Bond Fund (“ High Yield Bond Fund”) (formerly known as RBC BlueBay Global High Yield Bond Fund)

- RBC BlueBay Diversified Credit Fund (“Diversified Credit Fund”)

Class I shares are offered by each Fund; Class A shares are offered by each Fund except Diversified Credit Fund; Class R6 shares are offered by each Fund except High Yield Bond Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay“ or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the High Yield Bond Fund and the Diversified Credit Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

66

NOTES TO FINANCIAL STATEMENTS

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair

67

NOTES TO FINANCIAL STATEMENTS

value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2018 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Emerging Market Debt Fund
Assets:
Investments in Securities
Corporate Bonds	$ —	$4,764,506	$—	$4,764,506
Foreign Government Bonds	—	16,381,734	—	16,381,734
U.S. Treasury Obligations	—	1,703,333	—	1,703,333
Call Options Purchased	21,054	—	—	21,054
Put Options Purchased	11,617	—	—	11,617
Investment Company	911,032	—	—	911,032
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	38,941	—	38,941
Financial futures contracts	1,940	—	—	1,940
Credit default swaps	—	67,245	—	67,245

Total Assets	$945,643	$22,955,759	$—	$23,901,402

Liabilities:
Other Financial Instruments*
Credit default swaps	$ —	$ (869)	$—	$ (869)
Interest Rate Swaps	—	(1,145)	—	(1,145)
Financial futures contracts	(1,172)	—	—	(1,172)
Option Written - Call	(4,134)	—	—	(4,134)
Option Written - Put	(6,325)	—	—	(6,325)
Foreign currency exchange contracts - forward contracts	—	(32,412)	—	(32,412)

Total Liabilities	$(11,631)	$(34,426)	$—	$(46,057)

69

NOTES TO FINANCIAL STATEMENTS

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Bank Loans
United States	$—	$205,960	$73,881	$279,841
Corporate Bonds
Australia	—	—	255,000	255,000
Brazil	—	490,788	—	490,788
Canada	—	917,881	—	917,881
China	—	441,000	—	441,000
France	—	448,416	—	448,416
Germany	—	183,507	—	183,507
Ghana	—	415,650	—	415,650
Ireland	—	255,530	—	255,530
Italy	—	995,742	—	995,742
Luxembourg	—	752,773	—	752,773
Netherlands	—	510,194	—	510,194
Singapore	—	382,046	—	382,046
Spain	—	501,383	—	501,383
Sweden	—	378,941	—	378,941
United Kingdom	—	1,725,689	—	1,725,689
United States	—	27,923,395	—	27,923,395
Rights/Warrants	—	205	—	205
Common Stocks
Italy	16,200	—	—	16,200
United States	289,123	—	15,981	305,104
Investment Company	1,478,980	—	—	1,478,980
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	5,965	—	5,965
Financial futures contracts	5,526	—	—	5,526
Credit default swaps	—	175,182	—	175,182

Total Assets	$1,789,829	$36,710,247	$344,862	$38,844,938

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(12,581)	$—	$(12,581)

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NOTES TO FINANCIAL STATEMENTS

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Diversified Credit Fund
Assets:
Investments in Securities
Convertible Bonds	$—	$14,471,747	$—	$14,471,747
Corporate Bonds
Australia	—	—	161,500	161,500
Austria	—	764,964	—	764,964
Brazil	—	466,316	—	466,316
China	—	216,274	—	216,274
Colombia	—	241,316	—	241,316
France	—	1,775,286	—	1,775,286
Italy	—	4,411,247	—	4,411,247
Kazakhstan	—	413,459	—	413,459
Malaysia	—	213,598	—	213,598
Mexico	—	257,112	—	257,112
Mongolia	—	211,607	—	211,607
Netherlands	—	1,854,971	—	1,854,971
South Africa	—	199,190	—	199,190
Spain	—	3,478,385	—	3,478,385
Switzerland	—	1,327,230	—	1,327,230
Turkey	—	53,647	—	53,647
Ukraine	—	272,654	—	272,654
United Kingdom	—	5,126,310	—	5,126,310
Foreign Government Bonds	—	24,585,775	—	24,585,775
U.S. Treasury Obligations	—	4,329,653	—	4,329,653
Put Options Purchased	15,520	—	—	15,520
Investment Company	3,509,032	—	—	3,509,032
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	163,228	—	163,228
Credit default swaps	—	55,474	—	55,474
Interest Rate Swaps	—	4,862	—	4,862

Total Assets	$3,524,552	$64,894,305	$161,500	$68,580,357

Liabilities:
Other Financial Instruments*
Option Written - Put	$ (8,300)	$ —	$—	$ (8,300)
Credit default swaps	—	(15,249)	—	(15,249)
Financial futures contracts	(35,392)	—	—	(35,392)
Interest Rate Swaps	—	(47,624)	—	(47,624)
Foreign currency exchange contracts - forward contracts	—	(227,034)	—	(227,034)

Total Liabilities	$(43,692)	$(289,907)	$—	$(333,599)

71

NOTES TO FINANCIAL STATEMENTS

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, options, swaps and foreign currency exchange contracts which are valued at fair value.

During the year ended September 30, 2018, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	High Yield
	Bond Fund
	Bank Loans–	Common Stocks–	Corporate Bonds–
	(Norway, United States)	(United States)	(Australia)
Balance as of 9/30/17(value)	$73,160	$20,833	$—
Transfer into Level 3	—	—	219,000
Change in unrealized appreciation (depreciation)	721	(4,852)	36,000

Balance as of 9/30/18(value)	$73,881	$15,981	$255,000

Diversified
Credit Fund
Corporate Bonds–
(Australia)
Balance as of 9/30/17(value)	$—
Transfer into Level 3	138,700
Change in unrealized appreciation (depreciation)	22,800

Balance as of 9/30/18(value)	$161,500

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Bank Loans and Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund and Diversified Credit Fund were fair valued at the estimated discounted recovery amount to be received in the liquidation or restructuring of the issuer. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

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NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2018, the Funds did not have any unfunded floating rate loan interests.

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2018, the total in-kind payments received by the Global High Yield Bond Fund and Diversified Credit Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2018.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2018.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any

74

NOTES TO FINANCIAL STATEMENTS

time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate, credit default and other swap agreements as of September 30, 2018.

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

75

NOTES TO FINANCIAL STATEMENTS

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/ (depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps”, “Credit default swaps” and “Total return swaps”.

76

NOTES TO FINANCIAL STATEMENTS

Fair Values of derivative instruments as of September 30, 2018 are as follows:

Fair Values of Derivative Financial Instrument as of September 30, 2018
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Credit Risk:
Credit default swaps, at value	$ 67,245	$175,182	$ 55,474
Equity Risk:
Investments, at value (put options purchased)	—	—	15,520
Interest Rate Risk:
Unrealized appreciation on interest rate swaps contracts	—	—	4,862
Unrealized appreciation on futures contracts	1,940	5,526	—
Foreign currency exchange risk:
Investments, at value (call options purchased)	21,054	—	—
Investments, at value (put options purchased)	11,617	—	—
Unrealized appreciation on forward foreign currency exchange contracts	38,941	6,526	163,228
Total	$140,797	$187,234	$239,084

Liability Derivatives
	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Credit Risk:
Credit default swaps, at value	$ 869	$ —	$ 15,249
Equity Risk:
Written options, at value	6,325	—	8,300
Interest Rate Risk:
Unrealized depreciation on interest rate swaps	1,145	—	47,624
Unrealized depreciation on futures contracts	1,172	—	35,392
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	32,412	13,142	227,034
Written options, at value	4,134	—	—
Total	$46,057	$13,142	$333,599

77

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2018 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$3,835	$206,900	$(20,250)
Equity Risk:
Call options purchased	35,000	39,369	(125,249)
Written Options	(16,540)	(54,530)	57,557
Interest Rate Risk:
Call options purchased(1)	(5,000)	—	127,743
Interest rate swaps	(19,500)	—	(48,779)
Financial futures contracts	63,804	127,214	1,456,233
Foreign currency exchange risk:
Call options purchased(1)	80,000	—	—
Forward foreign currency exchange contracts	27,504	404,707	666,294

Total	$169,103	$723,660	$2,113,549

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Net Change in Unrealized Appreciation/(Depreciation)
From:
Credit Risk:
Credit default swaps	$(31,410)	$20,972	$(29,478)
Equity Risk:
Call options purchased	—	—	(932)
Written options	—	—	22,246
Interest Rate Risk:
Interest rate swaps	(50,278)	—	(42,762)
Financial futures contracts	4,811	(9,307)	(129,269)
Foreign currency exchange risk:
Call options purchased	14,819	—	—
Put options purchased	(10,717)	—	—
Forward foreign currency exchange contracts	(33,168)	(83,746)	(165,079)
Written options	(3,041)	—	—

Total	$(108,984)	$(72,081)	$(345,274)

(1) Included in net realized gains/(losses) on investment transactions on Statement of Operations.

For the year ended September 30, 2018, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Futures long position (contracts)	3	—	3
Futures short position (contracts)	9	19	155
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$3,561,293	$6,319,439	$27,270,027
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	2,724,248	25,155	7,237,907

78

NOTES TO FINANCIAL STATEMENTS

	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Purchased options (Cost $)	$15,442	$9,000	$55,545
Written Options (Premium received $)	14,576	6,173	20,973
Interest rate swaps (Notional Amount in U.S. Dollars)	232,205,220	—	179,696,500
Credit default swaps (Notional Amount in U.S. Dollars)	1,684,500	1,552,500	5,752,250

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to

79

NOTES TO FINANCIAL STATEMENTS

meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Funds as of September 30, 2018:

BlueBay Emerging Market Debt

	Barclays Capital Plc	BNP Paribas SA	Citibank N.A.	Citigroup Global Markets, Inc.	Total
Assets:
Forward Currency Exchange Contracts	$—	$—	$38,941	$—	$38,941
Financial Futures Contracts	—	—	—	1,940	1,940
Swaps	31,616	8,347	—	27,282	67,245

Total Assets	31,616	8,347	38,941	29,222	108,126
Liabilities:
Forward Currency Exchange Contracts	—	—	32,412	—	32,412
Financial Futures Contracts	—	—	—	1,172	1,172
Swaps	—	869	—	1,145	2,014

Total Liabilities	—	869	32,412	2,317	35,598

Total Financial and Derivative Net Assets[1]	31,616	7,478	6,529	26,905	72,528
Total Collateral Received (Pledged)[2]	—	—	—	—	—

Net Amount[3]	$31,616	$7,478	$6,529	$26,905	$72,528

80

NOTES TO FINANCIAL STATEMENTS

BlueBay High Yield Bond

	Citibank N.A.	Citigroup Global Markets, Inc.	Total
Assets:
Forward Currency Exchange Contracts	$6,526	$—	$6,526
Financial Futures Contracts	—	5,526	5,526
Swaps	—	175,182	175,182

Total Assets	6,526	180,708	187,324
Liabilities:
Forward Currency Exchange Contracts	13,142	—	13,142

Total Liabilities	13,142	—	—

Total Financial and Derivative Net Assets[1]	(6,616)	180,708	174,092
Total Collateral Received (Pledged)[2]	—	—	—

Net Amount[3]	$(6,616)	$—	$—

BlueBay Diversified Credit

	Citibank N.A.	Citigroup Global Markets, Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities	Total
Assets:
Forward Currency Exchange Contracts	$163,228	$0	$—	$—	$163,228
Swaps	—	60,336	—	0	60,336

Total Assets	163,228	60,336	—	0	223,564

Liabilities:
Forward Currency Exchange Contracts	226,020	—	—	1,014	227,034
Financial Futures Contracts	—		35,392	—	35,392
Swaps	—	62,873	—	—	62,873

Total Liabilities	226,020	62,873	35,392	1,014	325,299

Total Financial and Derivative Net Assets[1]	(62,792)	(2,537)	(35,392)	(1,014)	(101,735)
Total Collateral Received (Pledged)[2]	62,792	2,537	35,392	1,014	101,735

Net Amount[3]	$—	$—	$—	$—	$—

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral (received) pledged from/to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

81

NOTES TO FINANCIAL STATEMENTS

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, net operating loss write-offs to paid in capital , currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps (including prior period true-ups), reclassification of foreign currency options from capital to currency and redesignation of dividends paid.

For the year ended September 30, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Emerging Market Debt Fund	$126	$(140,952)	$ 140,826
High Yield Bond Fund	—	532,298	(532,298)
Diversified Credit Fund	—	218,651	(218,651)

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon

82

NOTES TO FINANCIAL STATEMENTS

average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund	0.75%
High Yield Bond Fund	0.70%
Diversified Credit Fund*	0.59%

*Prior to October 2, 2017 the annual advisory fee rate for Diversified Credit Fund was 0.85%.

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund	1.12%	0.87%	0.82%
High Yield Bond Fund	0.82%*	0.57%*	N/A
Diversified Credit Fund	N/A	0.69%	0.64%

* Prior to November 1, 2017, the annual rate for High Yield Bond Fund under the expense limitation agreement was 0.70% for Class A and 0.45% for Class I.

This expense limitation agreement is in place until January 31, 2020 and may not be terminated by RBC GAM (US) prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM (US) at the expiration of any one-year period. Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/16	FYE 9/30/17	FYE 9/30/18	Total
Emerging Market Debt Fund	$189,953	$246,646	$276,178	$ 712,777
High Yield Bond Fund	336,394	349,860	364,804	1,051,058
Diversified Credit Fund	187,847	222,516	260,306	670,669
Each of the Funds are sub-advised by BlueBay, and the High Yield Bond Fund and Diversified Credit Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as

83

NOTES TO FINANCIAL STATEMENTS

Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital in each Fund to provide each Fund with its initial investment assets. The table below shows, as of September 30, 2018, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
Emerging Market Debt Fund	$23,981,797	1,119	0.0%
High Yield Bond Fund	$39,025,114	2,950,616	79.2%
Diversified Credit Fund	$72,291,260	4,941,788	67.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2018, there were no fees waived by the Distributor.

For the year ended September 30, 2018, the Distributor did not receive any commissions for front-end sales charges of Class A shares of the Funds.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2018.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2018 were as follows:

	Purchases	Sales
Emerging Market Debt Fund	$76,104,790	$68,460,605
High Yield Bond Fund	57,795,214	56,009,043
Diversified Credit Fund	156,782,428	155,726,489

84

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,000	$19,959	$884,320	$1,100
Distributions reinvested	1,768	—	6,852	4,553
Cost of shares redeemed	(55,041)	(69,425)	(381,514)	(805,205)

Change in Class A	$(40,273)	$(49,466)	$509,658	$(799,552)

Class I
Proceeds from shares issued	$7,496,945	$3,157,041	$4,987,446	$4,697,903
Distributions reinvested	646,169	—	1,429,604	962,932
Cost of shares redeemed	(1,434,514)	(4,747,215)	(5,321,013)	(1,812,091)

Change in Class I	$6,708,600	$(1,590,174)	$1,096,037	$3,848,744

Class R6
Proceeds from shares issued	$—	$10,000	$—	$—
Distributions reinvested	379	—	—	—

Change in Class R6	$379	$10,000	$—	$—

Change in net assets resulting from capital transactions	$6,668,706	$(1,629,640)	$1,605,695	$3,049,192

SHARE TRANSACTIONS:
Class A
Issued	1,347	1,906	86,618	107
Reinvested	177	—	666	457
Redeemed	(5,595)	(7,277)	(37,051)	(80,617)

Change in Class A	(4,071)	(5,371)	50,233	(80,053)

Class I
Issued	773,133	324,491	481,857	464,576
Reinvested	64,246	—	138,335	95,665
Redeemed	(146,117)	(493,110)	(515,704)	(179,281)

Change in Class I	691,262	(168,619)	104,488	380,960

Class R6
Issued	—	1,081	—	—
Reinvested	38	—	—	—

Change in Class R6	38	1,081	—	—

Change in shares resulting from capital transactions	687,229	(172,909)	154,721	300,907

85

NOTES TO FINANCIAL STATEMENTS

	Diversified Credit Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$766,358	$1,773,417
Distributions reinvested	2,350,862	1,586,698
Cost of shares redeemed	(475,386)	(546,654)

Change in Class I	$2,641,834	$2,813,461

Class R6
Proceeds from shares issued	$—	$10,000
Distributions reinvested	350	—

Change in Class R6	$350	$10,000

Change in net assets resulting from capital transactions	$2,642,184	$2,823,461

SHARE TRANSACTIONS:
Class I
Issued	76,144	178,641
Reinvested	232,283	165,626
Redeemed	(46,792)	(54,955)

Change in Class I	261,635	289,312

Class R6
Issued	—	1,043
Reinvested	34	—

Change in Class R6	34	1,043

Change in shares resulting from capital transactions	261,669	290,355

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2014, 2015, 2016 and 2017 for all Funds, except Diversified Credit Fund which is the tax years ended September 30 of the years 2015, 2016 and 2017), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

86

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$24,237,974	$202,809	$(644,814)	$(442,005)
High Yield Bond Fund	38,654,495	526,877	(524,197)	2,680
Diversified Credit Fund	71,554,067	766,173	(4,085,889)	(3,319,716)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses and MTM on derivatives.

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$657,379	$657,379	$657,379
High Yield Bond Fund	1,438,436	1,438,436	1,438,436
Diversified Credit Fund	2,360,562	2,360,562	2,360,562

The tax character of distributions during the year ended September 30, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$—	$—	$—
High Yield Bond Fund	967,545	967,545	967,545
Diversified Credit Fund	1,593,358	1,593,358	1,593,358

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Debt Fund	High Yield Bond Fund	Diversified Credit Fund
Undistributed ordinary income	$ 612,141	$1,375,319	$1,822,754
Undistributed long term gain	—	—	555,878

Accumulated earnings	612,141	1,375,319	2,378,632
Accumulated capital loss carryforwards	(6,151,477)	(250,337)	—
Unrealized appreciation/(depreciation)	(480,039)	24,181	(3,358,404)

Total Accumulated Earnings/(Losses)	$(6,019,375)	$1,149,163	$(979,772)

During the year ended September 30, 2018, the Emerging Market Debt Fund, the Diversified Credit Fund and the High Yield Bond Fund utilized capital loss carryforwards in the amounts of $55,212, $1,376,928 and $176,877 respectively.

As of September 30, 2018, the Emerging Market Debt Fund and High Yield Bond Fund had a short-term capital loss carryforward of $6,079,009 and $44,389, respectively and a long-term capital loss carryforward of $72,468 and $205,948, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These

87

NOTES TO FINANCIAL STATEMENTS

capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no capital losses which will be treated as arising on the first business day of the fiscal year ending September 30, 2019.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2018, there were no redemption fees collected by the Funds.

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond may also enter into bridge loan commitments (“commitments”). Commitments may obligate High Yield Bond to furnish temporary financing to a borrower until permanent financing can be arranged. As of December 31, 2017, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount.

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2018, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2018, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Market Debt Fund	2	39.2%
High Yield Bond Fund	1	10.0%

In addition, two unaffiliated shareholders in aggregate owned 57.0% of the Emerging Market Debt Fund and one unaffiliated shareholder owned 30.0% of the Diversified Credit Fund as of September 30, 2018. Significant transactions by these shareholders may impact the Funds’ performance.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, and RBC Diversified Credit Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (three of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC BlueBay Emerging Market Debt Fund (1)	RBC BlueBay High Yield Bond Fund (2)
RBC Diversified Credit Fund (3)

(1)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for Class A and Class I for each of the three years in the period ended September 30, 2018 and for Class R6 for the year ended September 30, 2018 and for the period December 27, 2016 (commencement of operations) through September 30, 2017

(2)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for each of the three years in the period ended September 30, 2018

(3)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for Class I for each of the three years in the period ended September 30, 2018 and for Class R6 for the year ended September 30, 2018 and for the period December 27, 2016 (commencement of operations) through September 30, 2017

The financial statements of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, and RBC Diversified Credit Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on or prior to September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and

89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2018

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

90

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2018, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
High Yield Bond Fund	0.21%

For the year ended September 30, 2018, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	10.65%
High Yield Bond Fund	82.24%
Diversified Credit Fund	83.47%

Pursuant to Internal Revenue Code Section 852(b)(3), the Diversified Credit Fund reported $555,878 as long-term capital gain distributions for the year ended September 30, 2018.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

91

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

92

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

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MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

94

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds except Diversified Credit Fund. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund and Diversified Credit Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

95

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18–9/30/18	Annualized Expense Ratio During Period 4/1/18–9/30/18
Emerging Market Debt Fund
	Class A	$1,000.00	$ 965.90	$5.49	1.12%
	Class I	1,000.00	967.10	4.27	0.87%
	Class R6	1,000.00	967.30	3.97	0.81%
High Yield Bond Fund
	Class A	1,000.00	1,033.03	4.16	0.82%
	Class I	1,000.00	1,034.90	2.89	0.57%
Diversified Credit Fund
	Class I	1,000.00	954.20	3.36	0.69%
	Class R6	1,000.00	954.20	3.07	0.63%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

96

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18-9/30/18	Annualized Expense Ratio During Period 4/1/18-9/30/18
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.35	$5.64	1.12%
	Class I	1,000.00	1,020.59	4.38	0.87%
	Class R6	1,000.00	1,020.89	4.08	0.81%
High Yield Bond Fund
	Class A	1,000.00	1,020.84	4.13	0.82%
	Class I	1,000.00	1,022.09	2.87	0.57%
Diversified Credit Fund
	Class I	1,000.00	1,021.49	3.48	0.69%
	Class R6	1,000.00	1,021.79	3.18	0.63%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

97

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and subadvisory agreements, collectively, being the “Agreements”) for an additional year for each Fund.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees noted that the RBC BlueBay Emerging Market Debt Fund had significantly underperformed both its peers and its benchmark over the past five years but that recent changes to the Fund’s strategy appeared to have brought its performance ahead of its peer group. Similarly, it was noted that the RBC BlueBay High Yield Bond Fund had also recently changed strategies and that the more recent performance was more indicative of its current state than longer-term results. With respect to the RBC BlueBay Diversified Credit Fund, it was noted that the Fund was included in Morningstar’s “high yield bond” category, which the Advisor did not consider a good comparison for the Fund’s strategy, suggesting that the “world bond” category would be more appropriate. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the Advisor’s and Sub-Advisors’ strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

98

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2018.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-18

LETTER FROM THE CHIEF INVESTMENT OFFICER

Another year, another double-digit return for U.S. equity markets: the year ended September 30, 2018 saw the S&P 500 up 15.66% and the Russell 3000 Index up 17.58%. Despite a modest start to the calendar year due to tepid first and second quarter returns, markets surged in the third quarter (fiscal fourth quarter) and the current bull market became the longest in modern history at more than nine and a half years. While there has been no shortage of investor concerns—increasing interest rates, U.S. trade tensions, peak economic growth and profitability—extremely strong economic data provided significant tailwinds that boosted returns. The U.S. economy continues to see a plethora of positive economic data to support markets from continued acceleration of economic growth, strength in labor markets, a confident and now spending consumer, and finally corporate profits benefiting from recently implemented policy changes such as deregulation and corporate tax cuts.

Though the exceptionally strong returns for the time period were broad-based across all asset classes regardless of market capitalization or style, there were still clear preferences. Notably there was a significant preference for large caps as the Russell 1000 Index (+17.77%) was the top performing index, besting the smaller capped Russell 2000 (+15.24%), Russell Midcap (+13.98%), and Russell Microcap (+13.65%) Indexes. There was an even more pronounced preference for growth over value for the time period as all of the growth indexes—Russell 3000 Growth (+25.89%), Russell 1000 Growth (+26.30%), Russell Midcap Growth (+21.10%), Russell 2000 Growth (+21.07%), and Russell Microcap Growth (+15.38%) Indexes—outperformed their value counterparts significantly. Historically, investors have favored value over growth and small cap over large cap when economic results were improving, as value and small cap have tended to be more reliant on economic advancement to support their businesses. These contrary return dynamics are interesting because they represent a market clearly wrestling with its identity —risk on versus risk off and fundamentals versus momentum—and create a fairly challenging environment for active investors.

Against this market backdrop, the RBC Equity Funds produced mixed results over the prior twelve months. While all of our funds offered strong absolute returns, they have trailed the exceptionally strong returns of their respective indexes:

Fund and Return (Class I, %)		Benchmark and Return (%)
RBC SMID Cap Growth Fund	23.04	Russell 2500 Growth Index	23.13
RBC Enterprise Fund	7.08	Russell Microcap Index	13.65
RBC Small Cap Core Fund	6.06	Russell 2000 Index	15.24
RBC Small Cap Value Fund	4.24	Russell 2000 Value Index	9.33
RBC Microcap Value Fund	7.41	Russell Microcap Value Index	11.97

Perhaps the two most notable stories throughout the year from a market perspective were the passage of the Tax Cuts and Jobs Act of 2017 and the Trump administration’s trade policy. The tax reform bill represented the largest overhaul of the U.S. tax system in more than 30 years and is expected to add $1.5 trillion to the broader economy in tax savings as the corporate tax rate drops sharply from 35% to 21%. The passage of this bill in the fourth quarter of calendar year 2017 (first quarter of fiscal 2018) infused the markets with optimism and provided strong market support with the promise of significant positive long-term economic and market implications. In fact, investors didn’t have to wait long for accelerated economic strength as calendar second

LETTER FROM THE CHIEF INVESTMENT OFFICER

quarter (fiscal third quarter) year GDP growth came in at a robust 4.2%, the highest reading in four years.

Trade policy was the highest profile headwind impacting markets throughout the year. While investor sentiment and strong returns indicate that a full blown trade war is unlikely, the limited visibility on any potential agreement leaves markets, and more importantly, global corporations, in the position of attempting to navigate a trade landscape that is being driven by the continuously shifting priorities and demands of the Trump administration. Thus far, we have not seen a significant impact to corporate profits, but there have been some early warning signs that a prolonged period with no resolution could adversely impact corporate profits and the increasingly global supply chains. In addition, to the extent that potential trade policy adversely impacts business capital expenditures, this also could choke off future economic growth.

All this aside, there are numerous catalysts in place to continue to fuel the U.S. economy, including further benefits of tax cuts, tax incentives for near-term capital investment, low unemployment rates, and business and consumer confidence that is at (or near) decades-long high levels. We believe that these factors should continue to spur acceleration in U.S. economic growth, boost corporate profits, and subsequently drive further strong equity market returns. However, our significant optimism should not mask the fact that there are potential risks still on the table, including an accelerating tightening cycle and interest rate increases by the Federal Reserve, impact of the 2018 mid-term elections, and ongoing trade policy negotiations by the Trump administration. Keeping these risks in mind, all told, we remain bullish heading into the new fiscal year, and do not foresee any events occurring in the near term that have the potential to significantly derail the momentum in U.S. equity markets.

As always, thank you for your continued confidence and trust in the RBC Funds.

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is a market capitalization-weighted index that includes 500 leading companies and captures approximately 80% of available market capitalization. Its performance is widely regarded as representative of the U.S. equities market as a whole.

The Russell 3000 Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. stocks and represents about 98% of the U.S. equity market.

The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. stocks and represents more than 90% of the U.S. equity market.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

LETTER FROM THE CHIEF INVESTMENT OFFICER

The Russell Midcap Index measures the performance of the mid capitalization segment of the U.S. equity market and includes the 800 smallest companies in the Russell 1000 Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 3000 Growth Index includes those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted earnings.

The Russell 1000 Growth Index includes those companies in the Russell 1000 Index that exhibit growth characteristics.

The Russell Midcap Growth Index includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios, forecasted earnings growth rates, and historical sales per share.

The Russell Microcap Growth Index includes those companies in the Russell Microcap Index that exhibit growth characteristics.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

You cannot invest directly in an index.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James heads the team responsible for the Microcap Core/Enterprise, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM (US) and is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and provides fundamental research and portfolio management for small, SMID and mid cap growth strategies at RBC GAM (US). Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

CPA, CFA

PORTFOLIO MANAGERS

Eric Autio

Senior Equity Analyst/Portfolio Manager

Eric Autio serves as a co-portfolio manager for the RBC Small Cap Value Fund and provides research and analysis for the Microcap Core, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM (US). Prior to joining RBC GAM (US) in 2014, he was Senior Equity Analyst and Partner at Buckhead Capital Management where he served as an industry generalist on the small and SMID cap value team. Previously, Eric was Research Analyst and Vice President at SunTrust Robinson Humphrey covering a diverse range of sectors including retail, industrials and business services. He also served as Director with Carolinas Real Data, managing the company’s North Carolina commercial real estate research and software products portfolio, and worked in the Capital Management Group at Wells Fargo. Eric holds a B.A. from Davidson College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Eric Autio

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2018 (Unaudited)

RBC SMID Cap Growth Fund(c)(d)
Class A
- Including Max Sales Charge of 5.75%	15.60%	14.92%	10.02%	11.35%	11.11%
- At Net Asset Value	22.67%	17.22%	11.33%	12.01%	11.35%	1.07%	1.40%
Class I
- At Net Asset Value	23.04%	17.52%	11.61%	12.29%	11.67%	0.82%	0.98%
Class R6
- At Net Asset Value	23.09%	17.59%	11.68%	12.49%	11.92%	0.77%	29.30%

Russell 2500 Growth Index	23.13%	17.96%	12.88%	13.61%	N/A
RBC Enterprise Fund(e)(f)
Class A(g)
- Including Max Sales Charge of 5.75%	0.64%	12.89%	5.04%	8.74%	10.26%
- At Net Asset Value	6.79%	15.14%	6.29%	9.39%	10.44%	1.33%	1.95%
Class I(g)
- At Net Asset Value	7.08%	15.44%	6.56%	9.65%	10.72%	1.08%	1.23%

Russell Microcap Index	13.65%	16.41%	10.51%	10.82%	N/A
RBC Small Cap Core Fund(h)(i)
Class A
- Including Max Sales Charge of 5.75%	(0.27)%	11.22%	6.48%	9.99%	10.19%
- At Net Asset Value	5.80%	13.44%	7.75%	10.64%	10.43%	1.15%	1.37%
Class I
- At Net Asset Value	6.06%	13.72%	8.01%	10.92%	10.59%	0.90%	1.05%
Class R6
- At Net Asset Value	6.10%	13.76%	8.05%	11.07%	10.99%	0.87%	1.30%

Russell 2000 Index	15.24%	17.12%	11.07%	11.11%	10.27%
RBC Microcap Value Fund(j)(k)
Class A(l)
- Including Max Sales Charge of 5.75%	0.95%	11.08%	7.94%	9.60%	9.24%
- At Net Asset Value	7.12%	13.30%	9.23%	10.25%	9.45%	1.32%	1.64%
Class I(l)
- At Net Asset Value	7.41%	13.60%	9.51%	10.53%	9.72%	1.07%	1.18%

Russell Microcap Value Index(m)	11.97%	17.79%	11.10%	10.08%	N/A
RBC Small Cap Value Fund(n)
Class I
- At Net Asset Value	4.24%	14.61%	N/A	N/A	10.58%	0.91%	0.99%
Class R6
- At Net Asset Value	4.22%	14.69%	N/A	N/A	10.65%	0.87%	0.98%

Russell 2000 Value Index	9.33%	16.12%	9.91%	9.52%	10.12%

6

PERFORMANCE SUMMARY (UNAUDITED)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)	The Funds’ expenses reflect the most recent fiscal year ended September 30, 2018.

(b)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.07% for Class A, 0.82% for Class I and 0.77% for Class R6 of SMID Cap Growth Fund; 1.33% for Class A and 1.08% for Class I of Enterprise Fund; 1.15% for Class A, 0.90% for Class I and 0.87% for Class R6 of Small Cap Core Fund; 1.32% for Class A and 1.07% for Class I of Microcap Value Fund; and 0.85% for Class I and 0.80% for Class R6 of Small Cap Value Fund until January 31, 2020. Prior to July 2, 2018 for the annual rates for Small Cap Value Fund were 0.95% for Class I and 0.90% for Class R6.

(c)

The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(d)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.

(e)

The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(g)

Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

(h)

The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(i)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.

7

PERFORMANCE SUMMARY (UNAUDITED)

(j)

The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(k)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(l)

Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

(m)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(n)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.

8

PERFORMANCE SUMMARY (UNAUDITED)

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

You cannot invest directly in an index.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

The Fund seeks long-term capital appreciation by primarily investing in high quality, small- and mid-sized companies that display consistent earnings growth and superior financial characteristics. Using fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that are believed to have the potential to offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 23.04% (Class I). That compares to an annualized total return of 23.13% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Security selection in the technology, materials and health care sectors

•  An overweight allocation to outperforming health care sector

•  Underweight allocations to consumer discretionary and real estate investment trusts (REITs)

•  Abiomed (medical devices), WEX (payment processing), and Bottomline Technologies (electronic payment software) were the top contributing stocks in the Fund for the period.

Factors That Detracted From Relative Returns

•  Security selection in consumer staples, financials and industrials sectors.

•  Overweight allocations to financials and consumer staples.

•  The Fund’s modest cash balance in an upward trending market was a slight headwind during the period.

•  The worst contributing stocks in the Fund were TreeHouse Foods (private label food products), Affiliated Managers Group (asset management), and Multi-Color (packaging labels).

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell 2500 Growth Index				Benchmark

				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
WEX, Inc.	2.12%	HealthEquity, Inc.	1.86%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Synopsys, Inc.	2.06%	Tractor Supply Co.	1.84%
Teledyne Technologies, Inc.	2.02%	Bottomline Technologies (DE), Inc.	1.82%
Raymond James Financial, Inc.	1.91%	West Pharmaceutical Services, Inc.	1.79%
Jack Henry & Associates, Inc.	1.90%	Woodward, Inc.	1.78%
*A listing of all portfolio holdings can be found beginning on page 20

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 7.08% (Class I). That compares to an annualized total return of 13.65% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Information technology stock selection was a major positive contributor to Fund performance. • Stock selection within the health care sector also boosted relative performance.
Factors That Detracted From Relative Returns

•  An underweight in the strongly performing health care sector was an important factor compared to the index.

•  Energy stock selection detracted from relative performance.

•  Stock selection in the materials sector, especially in the chemical industry, also detracted from Fund performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital and income.				Investment Objective
Russell Microcap Index				Benchmark
				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
Patrick Industries, Inc.	4.53%	Malibu Boats, Inc.	2.85%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Columbus McKinnon Corp.	4.35%	Ducommun, Inc.	2.53%
Compass Diversified Holdings LP	4.31%	Northrim BanCorp, Inc.	2.44%
Novanta, Inc.	3.90%	ZAGG, Inc.	2.43%
Grand Canyon Education, Inc.	2.95%
Universal Stainless & Alloy Products, Inc.	2.94%
*A listing of all portfolio holdings can be found beginning on page 23

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 6.06% (Class I). That compares to an annualized total return of 15.24% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Positive stock selection among health care stocks helped relative performance compared to the benchmark.

•  An underweight compared to the benchmark in the real estate sector was also a favorable factor.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the information technology sector was an important detractor from Fund relative performance.

•  Stock selection among consumer discretionary stocks also hurt relative performance.

•  A sector underweight compared to the index in health care also detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
Patrick Industries, Inc.	4.53%	Emergent BioSolutions, Inc.	3.16%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Columbus McKinnon Corp.	4.48%	ACCO Brands Corp.	2.80%
Compass Diversified Holdings LP	4.23%	MKS Instruments, Inc.	2.34%
Greenbrier Cos., Inc. (The)	3.24%	Astronics Corp.	2.31%
Grand Canyon Education, Inc.	3.21%	Ducommun, Inc.	2.27%
*A listing of all portfolio holdings can be found beginning on page 27
				Growth of $250,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

The Fund seeks long-term growth of capital. It invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Using a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while seeking to minimize the effects of market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 7.41% (Class I). That compares to an annualized total return of 11.97% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable stock selection in the financials sector boosted Fund relative performance during the period.

•  An overweight in the information technology sector also helped relative Fund performance compared to the benchmark.

Factors That Detracted From Relative Returns

•  An underweight in the health care sector was a significant detractor from relative performance.

•  Stock selection in the industrial sector was a drag on performance in the period.

•  Energy stock selection also hurt relative performance for the Fund.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell Microcap Value Index				Benchmark

				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)
CryoLife, Inc.	1.26%	Insight Enterprises, Inc.	0.92%	Top Ten Holdings (excluding investment companies) (as of 9/30/18) (% of Fund’s net assets)
Enova International, Inc.	1.11%	Independence Holding Co.	0.90%
ePlus, Inc.	1.07%	First Merchants Corp.	0.89%
FedNat Holding Co.	1.02%	First Defiance Financial Corp.	0.87%
XO Group, Inc.	0.99%
Federal Agricultural Mortgage Corp.	0.96%
*A listing of all portfolio holdings can be found beginning on page 30

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Investment Strategy

The Fund seeks long-term capital appreciation. It normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000 Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2018, the Fund had an annualized total return of 4.24% (Class I). That compares to an annualized total return of 9.33% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable information technology stock selection contributed positively to Fund performance over the period

•  Positive stock selection in the real estate sector also boosted relative Fund performance.

•  An overweight in industrials was the Fund’s most positive sector allocation factor.

Factors That Detracted From Relative Returns

•  Consumer discretionary stock selection detracted from overall performance relative to the index.

•  Stock selection among industrials, especially machinery companies, also detracted from overall relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are more fully described in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell 2000 Value Index				Benchmark
				Asset Allocation as of 9/30/18 (% of Fund’s investments) & Top Five Industries (as of 9/30/18) (% of Fund’s net assets)

Compass Diversified Holdings LP	2.56%	PC Connection, Inc.	2.02%	Top Ten Holdings
Portland General Electric Co.	2.23%	Gray Television, Inc.	1.90%	(excluding
Spire, Inc.	2.15%	Greenbrier Cos., Inc. (The)	1.86%	investment
Chemical Financial Corp.	2.08%	Pacific Premier Bancorp, Inc.	1.84%	companies) (as
Columbus McKinnon Corp.	2.03%	EnerSys	1.83%	of 9/30/18) (% of
*A listing of all portfolio holdings can be found beginning on page 40				Fund’s net assets)

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2018 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2018

Shares		Value
Common Stocks — 99.28%
Consumer Discretionary — 11.03%
11,570	Bright Horizons Family Solutions, Inc.*	$1,363,409
27,040	Core-Mark Holding Co., Inc.	918,278
14,770	Dorman Products, Inc.*	1,136,108
26,300	Gentherm, Inc.*	1,195,335
30,640	G-III Apparel Group Ltd.*	1,476,542
9,910	LCI Industries	820,548
28,060	LKQ Corp.*	888,660
15,250	Monro, Inc.	1,061,400
19,510	Tractor Supply Co.	1,773,069

		10,633,349

Consumer Staples — 3.08%
9,550	Casey’s General Stores, Inc.	1,233,000
19,010	Church & Dwight Co., Inc.	1,128,624
20,400	United Natural Foods, Inc.*	610,980

		2,972,604

Energy — 1.38%
23,600	Matador Resources Co.*	779,980
20,000	Oceaneering International, Inc.*	552,000

		1,331,980

Financials — 9.44%
6,170	Affiliated Managers Group, Inc.	843,562
17,790	Eagle Bancorp, Inc.*	900,174
17,300	FirstCash, Inc.	1,418,600
20,810	Kinsale Capital Group, Inc.	1,328,927
25,470	PRA Group, Inc.*	916,920
20,030	Raymond James Financial, Inc.	1,843,761
14,370	RLI Corp.	1,129,195
6,300	Signature Bank	723,492

		9,104,631

Health Care — 20.10%
8,040	Bio-Techne Corp.	1,641,044
15,620	Cantel Medical Corp.	1,437,977
11,880	Charles River Laboratories International, Inc.*	1,598,335
19,010	HealthEquity, Inc.*	1,794,734
20,350	Integer Holdings Corp.*	1,688,032
21,240	Integra LifeSciences Holdings Corp.*	1,399,079
16,580	Medidata Solutions, Inc.*	1,215,480
17,750	NuVasive, Inc.*	1,259,895
27,550	PetIQ, Inc.*	1,082,990
17,850	Prestige Brands Holdings, Inc.*	676,337
11,360	STERIS Plc	1,299,584
8,950	Varian Medical Systems, Inc.*	1,001,774

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2018

Shares		Value
7,990	Waters Corp.*	$1,555,493
13,980	West Pharmaceutical Services, Inc.	1,726,111

		19,376,865

Industrials — 18.78%
7,540	Acuity Brands, Inc.	1,185,288
15,630	Applied Industrial Technologies, Inc.	1,223,048
17,540	Clean Harbors, Inc.*	1,255,513
24,840	Copart, Inc.*	1,280,005
10,320	Landstar System, Inc.	1,259,040
6,270	Middleby Corp. (The)*	811,025
11,670	MSC Industrial Direct Co., Inc., Class A	1,028,244
19,180	Multi-Color Corp.	1,193,955
10,770	Stericycle, Inc.*	631,984
20,830	Sun Hydraulics Corp.	1,141,067
7,880	Teledyne Technologies, Inc.*	1,943,838
37,220	TriMas Corp.*	1,131,488
7,320	WABCO Holdings, Inc.*	863,321
13,740	Wabtec Corp.	1,441,051
21,250	Woodward, Inc.	1,718,275

		18,107,142

Information Technology — 28.57%
28,730	Altair Engineering, Inc., Class A*	1,248,319
8,100	ANSYS, Inc.*	1,512,108
24,100	Bottomline Technologies (DE), Inc.*	1,752,311
19,640	Envestnet, Inc.*	1,197,058
12,640	ePlus, Inc.*	1,171,728
5,670	F5 Networks, Inc.*	1,130,711
19,090	Globant SA*	1,126,119
12,410	Guidewire Software, Inc.*	1,253,534
23,070	Inphi Corp.*	876,199
11,430	Jack Henry & Associates, Inc.	1,829,714
18,620	Manhattan Associates, Inc.*	1,016,652
4,660	MercadoLibre, Inc.	1,586,590
23,660	Mimecast Ltd.*	990,881
17,950	Novanta, Inc.*	1,227,780
11,620	SPS Commerce, Inc.*	1,153,169
20,140	Synopsys, Inc.*	1,986,005
5,060	Tyler Technologies, Inc.*	1,240,004
4,820	Ultimate Software Group, Inc. (The)*	1,552,956
10,190	WEX, Inc.*	2,045,744
9,300	Zebra Technologies Corp., Class A*	1,644,519

		27,542,101

Materials — 5.31%
13,210	AptarGroup, Inc.	1,423,246
13,590	Balchem Corp.	1,523,303

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2018

Shares		Value
20,890	HB Fuller Co.	$1,079,386
12,790	Reliance Steel & Aluminum Co.	1,090,859

		5,116,794

Real Estate — 1.59%
8,380	CoreSite Realty Corp., REIT	931,353
22,610	Healthcare Trust of America, Inc., REIT, Class A	603,009

		1,534,362

Total Common Stocks		95,719,828

(Cost $67,766,388)

Investment Company — 0.59%
569,442	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	569,442

Total Investment Company		569,442

(Cost $569,442)

Total Investments		$96,289,270
(Cost $68,335,830)(b) — 99.87%

Other assets in excess of liabilities — 0.13%		128,406

NET ASSETS — 100.00%		$96,417,676

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2018

Shares		Value
Common Stocks — 99.31%
Consumer Discretionary — 17.36%
82,307	Delta Apparel, Inc.*	$1,464,242
229,700	Destination XL Group, Inc.*	574,250
22,590	Grand Canyon Education, Inc.*	2,548,152
107,540	Gray Television, Inc.*	1,881,950
40,430	Lakeland Industries, Inc.*	537,719
15,460	Libbey, Inc.	135,275
44,984	Malibu Boats, Inc., Class A*	2,461,524
10,900	Motorcar Parts of America, Inc.*	255,605
2,670	Red Robin Gourmet Burgers, Inc.*	107,201
77,350	Salem Media Group, Inc.	262,990
21,110	Superior Group of Cos, Inc.	401,512
111,390	Tandy Leather Factory, Inc.*	818,716
37,260	Universal Electronics, Inc.*	1,466,181
142,545	ZAGG, Inc.*	2,102,539

		15,017,856

Consumer Staples — 2.14%
18,400	John B Sanfilippo & Son, Inc.	1,313,392
37,330	Landec Corp.*	537,552

		1,850,944

Energy — 3.54%
138,200	Callon Petroleum Co.*	1,657,018
142,116	Ring Energy, Inc.*	1,408,370

		3,065,388

Financials — 20.31%
5,600	AMERISAFE, Inc.	346,920
49,109	CoBiz Financial, Inc.	1,087,273
205,530	Compass Diversified Holdings LP	3,730,370
43,550	First Bancorp/Southern Pines, NC	1,764,211
37,280	German American Bancorp, Inc.	1,315,238
52,593	Heritage Financial Corp.	1,848,644
27,036	Mercantile Bank Corp.	902,191
50,724	Northrim BanCorp, Inc.	2,107,582
55,752	Pacific Premier Bancorp, Inc.*	2,073,975
33,680	Preferred Bank/Los Angeles, CA	1,970,280
13,880	State Bank Financial Corp.	418,898

		17,565,582

Health Care — 3.19%
49,070	Invacare Corp.	713,968
21,400	Surmodics, Inc.*	1,597,510
3,790	US Physical Therapy, Inc.	449,494

		2,760,972

Industrials — 28.35%
146,200	ACCO Brands Corp.	1,652,060

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2018

Shares		Value
17,880	Air Transport Services Group, Inc.*	$383,884
5,950	AZZ, Inc.	300,475
6,170	Barrett Business Services, Inc.	412,033
20,200	Blue Bird Corp.*	494,900
94,910	Broadwind Energy, Inc.*	206,904
29,948	Casella Waste Systems, Inc., Class A*	930,185
27,340	CBIZ, Inc.*	647,958
95,195	Columbus McKinnon Corp.	3,764,010
53,540	Ducommun, Inc.*	2,186,573
13,890	Ennis, Inc.	284,050
17,520	Graham Corp.	493,538
33,277	Greenbrier Cos., Inc. (The)	1,999,948
73,930	Hudson Technologies, Inc.*	94,630
26,040	Insteel Industries, Inc.	934,315
19,237	Lydall, Inc.*	829,115
23,533	Marten Transport Ltd.	495,370
69,200	NN, Inc.	1,079,520
17,553	NV5 Global, Inc.*	1,521,845
66,174	Patrick Industries, Inc.*	3,917,501
34,730	PGT Innovations, Inc.*	750,168
63,160	Radiant Logistics, Inc.*	373,276
22,849	Willdan Group, Inc.*	775,952

		24,528,210

Information Technology — 13.05%
106,290	AXT, Inc.*	759,974
169,401	Glu Mobile, Inc.*	1,262,037
94,640	Mitek Systems, Inc.*	667,212
21,930	Model N, Inc.*	347,591
49,373	Novanta, Inc.*	3,377,113
26,630	PC Connection, Inc.	1,035,641
96,526	Sapiens International Corp. NV	1,275,108
32,716	TESSCO Technologies, Inc.	498,919
7,820	Tyler Technologies, Inc.*	1,916,369
3,985	Vishay Precision Group, Inc.*	149,039

		11,289,003

Materials — 7.56%
19,189	FutureFuel Corp.	355,764
35,217	Koppers Holdings, Inc.*	1,097,010
205,270	OMNOVA Solutions, Inc.*	2,021,909
10,000	UFP Technologies, Inc.*	367,500
99,688	Universal Stainless & Alloy Products, Inc.*	2,543,041
3,406	US Concrete, Inc.*	156,165

		6,541,389

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2018

Shares		Value
Real Estate — 2.48%
44,620	Community Healthcare Trust, Inc., REIT	$1,382,327
48,640	UMH Properties, Inc., REIT	760,730

		2,143,057

Utilities — 1.33%
22,540	Unitil Corp.	1,147,286

Total Common Stocks		85,909,687

(Cost $43,583,313)

Exchange Traded Funds — 0.10%
1,470	SPDR S&P Regional Banking	87,348

Total Exchange Traded Funds		87,348

(Cost $29,206)

Rights/Warrants — 0.00%
12,460	Imperial Holdings, Inc. Warrants, Expire 10/6/19*,(a),(b)	0

Total Rights/Warrants		0

(Cost $0)

Investment Company — 0.77%
668,402	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	668,402

Total Investment Company		668,402

(Cost $668,402)

Total Investments		$86,665,437
(Cost $44,280,921)(d) — 100.18%

Liabilities in excess of other assets — (0.18)%		(152,208)

NET ASSETS — 100.00%		$86,513,229

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliated investment.
(d)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2018

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2018

Shares		Value
Common Stocks — 99.56%
Consumer Discretionary — 21.53%
39,900	Carriage Services, Inc.	$859,845
9,280	Cavco Industries, Inc.*	2,347,840
20,830	Dave & Buster’s Entertainment, Inc.	1,379,363
451,589	Destination XL Group, Inc.*	1,128,973
21,474	Fox Factory Holding Corp.*	1,504,254
40,860	G-III Apparel Group Ltd.*	1,969,043
74,389	Grand Canyon Education, Inc.*	8,391,079
298,888	Gray Television, Inc.*	5,230,540
16,420	Helen of Troy Ltd.*	2,149,378
51,650	LCI Industries	4,276,620
21,599	Libbey, Inc.	188,991
96,379	Malibu Boats, Inc., Class A*	5,273,859
62,320	Nexstar Media Group, Inc., Class A	5,072,848
51,092	Steven Madden Ltd.	2,702,767
152,010	Stoneridge, Inc.*	4,517,737
50,320	Tilly’s, Inc., Class A	953,564
11,228	Unifi, Inc.*	318,089
83,571	Universal Electronics, Inc.*	3,288,519
325,954	ZAGG, Inc.*	4,807,821

		56,361,130

Consumer Staples — 1.00%
24,180	Andersons, Inc. (The)	910,377
81,180	Hostess Brands, Inc.*	898,662
55,862	Landec Corp.*	804,413

		2,613,452

Energy — 3.58%
314,110	Callon Petroleum Co.*	3,766,179
122,890	Magnolia Oil & Gas Corp.*	1,844,579
378,172	Ring Energy, Inc.*	3,747,684

		9,358,442

Financials — 17.27%
78,420	AMERISAFE, Inc.	4,858,119
22,690	BancFirst Corp.	1,360,266
95,930	Chemical Financial Corp.	5,122,662
610,650	Compass Diversified Holdings LP	11,083,297
34,510	James River Group Holdings Ltd.	1,470,816
81,180	LegacyTexas Financial Group, Inc.	3,458,268
118,256	Pacific Premier Bancorp, Inc.*	4,399,123
12,931	Pinnacle Financial Partners, Inc.	777,800
46,370	Texas Capital Bancshares, Inc.*	3,832,481
164,470	United Community Banks, Inc.	4,587,068
50,180	Wintrust Financial Corp.	4,262,289

		45,212,189

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2018

Shares		Value
Health Care — 9.55%
125,580	Emergent BioSolutions, Inc.*	$8,266,931
92,726	Globus Medical, Inc., Class A*	5,263,128
113,990	Invacare Corp.	1,658,555
32,080	Masimo Corp.*	3,995,243
47,170	West Pharmaceutical Services, Inc.	5,824,080

		25,007,937

Industrials — 29.02%
649,630	ACCO Brands Corp.	7,340,819
139,083	Astronics Corp.*	6,050,110
20,536	AZZ, Inc.	1,037,068
296,572	Columbus McKinnon Corp.	11,726,457
145,669	Ducommun, Inc.*	5,949,122
16,010	Dycom Industries, Inc.*	1,354,446
52,460	EnerSys	4,570,840
141,256	Greenbrier Cos., Inc. (The)	8,489,486
113,598	Insteel Industries, Inc.	4,075,896
83,460	Kennametal, Inc.	3,635,518
44,496	Lydall, Inc.*	1,917,778
63,840	NCI Building Systems, Inc.*	967,176
274,589	NN, Inc.	4,283,588
2,740	Old Dominion Freight Line, Inc.	441,852
200,359	Patrick Industries, Inc.*	11,861,253
61,600	PGT Innovations, Inc.*	1,330,560
20,210	Spirit Airlines, Inc.*	949,264

		75,981,233

Information Technology — 10.48%
23,280	Ambarella, Inc.*	900,470
13,790	Coherent, Inc.*	2,374,500
84,650	Cohu, Inc.	2,124,715
188,220	Glu Mobile, Inc.*	1,402,239
33,160	GTT Communications, Inc.*	1,439,144
63,750	InterDigital, Inc.	5,100,000
76,458	MKS Instruments, Inc.	6,128,109
75,510	Model N, Inc.*	1,196,834
87,814	Synchronoss Technologies, Inc.*	579,572
78,427	TESSCO Technologies, Inc.	1,196,012
20,416	Tyler Technologies, Inc.*	5,003,145

		27,444,740

Materials — 5.22%
112,180	Ferro Corp.*	2,604,820
67,652	FutureFuel Corp.	1,254,268
73,849	Koppers Holdings, Inc.*	2,300,396
434,274	OMNOVA Solutions, Inc.*	4,277,599
126,010	Universal Stainless & Alloy Products, Inc.*	3,214,515

		13,651,598

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2018

Shares		Value
Real Estate — 0.24%
37,600	Physicians Realty Trust, REIT	$633,936

Telecommunication Services — 1.24%
229,040	Vonage Holdings Corp.*	3,243,206

Utilities — 0.43%
15,390	Spire, Inc.	1,131,935

Total Common Stocks		260,639,798

(Cost $162,264,714)

Exchange Traded Funds — 0.03%
440	iShares Russell 2000 Index Fund	74,162

Total Exchange Traded Funds		74,162

(Cost $36,930)

Investment Company — 0.36%
944,029	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	944,029

Total Investment Company		944,029

(Cost $944,029)

Total Investments		$261,657,989
(Cost $163,245,673)(b) — 99.95%

Other assets in excess of liabilities — 0.05%		123,968

NET ASSETS — 100.00%		$261,781,957

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2018

Shares		Value
Common Stocks — 99.92%
Consumer Discretionary — 20.66%
6,200	AH Belo Corp., Class A	$28,520
600	Ambow Education Holding Ltd., ADR*	3,330
11,800	AMC Entertainment Holdings, Inc., Class A	241,900
10,200	America’s Car-Mart, Inc.*	797,640
21,300	Anemostat Door Products*,(a),(b),(c)	0
21,300	Anemostat, Inc.*,(a),(b),(c)	0
21,200	Barnes & Noble, Inc.	122,960
32,100	Beazer Homes USA, Inc.*	337,050
3	Biglari Holdings, Inc., Class B*	544
21,200	Boot Barn Holdings, Inc.*	602,292
13,427	Bowl America, Inc., Class A	200,062
27,800	Bridgepoint Education, Inc.*	282,448
47,330	Build-A-Bear Workshop, Inc.*	428,336
6,700	Caleres, Inc.	240,262
34,100	Carriage Services, Inc.	734,855
28,003	Century Communities, Inc.*	735,079
79,000	Container Store Group, Inc. (The)*	876,900
8,800	Core-Mark Holding Co., Inc.	298,848
28,300	CSS Industries, Inc.	402,709
14,130	Culp, Inc.	341,946
30,200	Delta Apparel, Inc.*	537,258
53,000	Entercom Communications Corp., Class A	418,700
23,600	Entravision Communications Corp., Class A	115,640
35,000	Eros International Plc*	421,750
24,243	EW Scripps Co. (The), Class A	400,010
17,900	Express, Inc.*	197,974
14,800	Flexsteel Industries, Inc.	440,152
4,400	Fred’s, Inc., Class A*	8,976
5,300	Genesco, Inc.*	249,630
2,170	Hamilton Beach Brands Holding Co., Class A	47,610
2,180	Harte-Hanks, Inc.*	15,543
24,230	Haverty Furniture Cos., Inc.	535,483
970	Helen of Troy Ltd.*	126,973
10,400	hhgregg, Inc.*	23
18,700	Hooker Furniture Corp.	632,060
23,000	J Alexander’s Holdings, Inc.*	273,700
6,100	JAKKS Pacific, Inc.*	15,555
12,220	Johnson Outdoors, Inc., Class A	1,136,338
41,700	K12, Inc.*	738,090
23,500	Kid Brands, Inc.*	5
45,700	Lakeland Industries, Inc.*	607,810
95,270	Lazare Kaplan International, Inc.*,(a),(b),(c)	0
7,900	La-Z-Boy, Inc.	249,640
26,200	Lifetime Brands, Inc.	285,580
10,900	Luby’s, Inc.*	18,530
19,200	M/I Homes, Inc.*	459,456
27,000	Marcus Corp. (The)	1,135,350

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2018

Shares		Value
32,070	MarineMax, Inc.*	$681,487
7,500	McRae Industries, Inc., Class A	202,425
2,285	Mecklermedia Corp.*,(b)	0
21,300	Mestek, Inc.*	641,130
9,600	Modine Manufacturing Co.*	143,040
18,500	Movado Group, Inc.	775,150
8,400	Nautilus, Inc.*	117,180
28,600	New Home Co., Inc. (The)*	230,516
361	Nexstar Media Group, Inc., Class A	29,385
10,300	Nobility Homes, Inc.	236,900
41,000	Orleans Homebuilders, Inc.*,(a),(b),(c)	0
8,450	Perry Ellis International, Inc.*	230,939
40,800	Pier 1 Imports, Inc.	61,200
119,400	Point.360*	3,582
51,900	Red Lion Hotels Corp.*	648,750
31,400	Rocky Brands, Inc.	888,620
14,200	Saga Communications, Inc., Class A	513,330
39,150	Salem Media Group, Inc.	133,110
35,000	Shiloh Industries, Inc.*	385,000
7,500	Sonic Automotive, Inc., Class A	145,125
35,100	Stage Stores, Inc.	69,147
14,300	Standard Motor Products, Inc.	703,846
15,900	Stein Mart, Inc.*	37,365
4,000	Stoneridge, Inc.*	118,880
14,600	Strattec Security Corp.	520,490
40,939	Superior Group of Cos, Inc.	778,660
32,500	Superior Industries International, Inc.	554,125
53,300	Tilly’s, Inc., Class A	1,010,035
9,800	Tower International, Inc.	296,450
39,700	Townsquare Media, Inc., Class A	310,851
65,200	Trans World Entertainment Corp.*	61,933
40,300	TravelCenters of America LLC*	229,710
25,500	Unifi, Inc.*	722,415
19,100	Universal Technical Institute, Inc.*	50,806
30,000	Universal Travel Group*,(a),(b),(c)	0
23,100	VOXX International Corp.*	120,120
1,397	Walking Co. Holdings, Inc. (The)*,(b)	279
11,000	Weyco Group, Inc.	386,980
22,800	William Lyon Homes, Class A*	362,292
6,580	Zoe’s Kitchen, Inc.*	83,698

		28,228,468

Consumer Staples — 2.77%
7,350	Andersons, Inc. (The)	276,728
19,715	Central Garden and Pet Co.*	710,529
21,300	Ingles Markets, Inc., Class A	729,525
34,400	Natural Grocers By Vitamin Cottage, Inc.*	581,016
15,300	Oil-Dri Corp. of America	589,968
6,490	Pyxus International, Inc.*	149,270

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2018

Shares		Value
36	Royal Hawaiian Orchards LP*	$142,200
18,000	Smart & Final Stores, Inc.*	102,600
25,140	SpartanNash Co.	504,308

		3,786,144

Energy — 3.19%
45,500	Aegean Marine Petroleum Network, Inc.	65,065
27,000	Ardmore Shipping Corp.*	175,500
16	Basic Energy Services, Inc.*	160
24,540	Callon Petroleum Co.*	294,235
15,700	Dorian LPG Ltd.*	125,129
43,360	Ensco Plc, Class A	365,958
12,100	Era Group, Inc.*	149,435
7,500	Global Partners LP	136,500
2,950	Harvest Natural Resources, Inc.*,(a),(b),(c)	0
8,200	Hornbeck Offshore Services, Inc.*	48,216
9,900	Midstates Petroleum Co., Inc.*	88,209
2,300	NACCO Industries, Inc., Class A	75,325
24,070	Natural Gas Services Group, Inc.*	507,877
13,100	Newpark Resources, Inc.*	135,585
53,100	North American Construction Group Ltd.	520,380
9,200	Panhandle Oil and Gas, Inc., Class A	169,740
7,600	PHI, Inc.*	69,160
11,900	PHI, Inc., Non voting*	111,146
14,650	REX American Resources Corp.*	1,106,808
1,230	Sanchez Production Partners L.P.	8,733
131	SilverBow Resources, Inc.*	3,494
17,600	Teekay Tankers Ltd., Class A	17,385
18,880	W&T Offshore, Inc.*	182,003

		4,356,043

Financials — 28.15%
39,150	Affirmative Insurance Holdings, Inc.*,(a),(b),(c)	0
34,870	AG Mortgage Investment Trust, Inc., REIT	633,937
10,500	Ameris Bancorp	479,850
61,400	Anworth Mortgage Asset Corp., REIT	284,282
21,868	Apollo Commercial Real Estate Finance, Inc., REIT	412,649
82,400	Arbor Realty Trust, Inc., REIT	945,952
46,700	Ares Commercial Real Estate Corp., REIT	652,399
8,100	Arlington Asset Investment Corp., Class A	75,654
6,997	Asta Funding, Inc.	27,638
31,700	Banc of California, Inc.	599,130
12,400	Banco Latinoamericano de Comercio Exterior SA, Class E	259,408
25,400	Bancorp, Inc. (The)*	243,586
4,928	Banner Corp.	306,374
100,000	Beverly Hills Bancorp, Inc.*,(b),(c)	0
13,200	Blue Capital Reinsurance Holdings Ltd.	134,640
33,600	California First National Bancorp	561,120
38,000	Capitol Bancorp Ltd.*,(a),(b),(c)	0

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2018

Shares		Value
35,400	Cherry Hill Mortgage Investment Corp., REIT	$640,740
71,550	Citizens, Inc.*	601,020
101,200	Consumer Portfolio Services, Inc.*	374,440
2,189	Cowen Inc.*	35,681
31,777	Donegal Group, Inc., Class A	451,551
8,444	Donegal Group, Inc., Class B	113,994
58,640	Dynex Capital, Inc., REIT	374,123
24,500	Ellington Residential Mortgage, REIT	276,605
31,050	EMC Insurance Group, Inc.	767,556
52,600	Enova International, Inc.*	1,514,880
5,100	Exantas Capital Corp., REIT	55,998
18,200	Federal Agricultural Mortgage Corp., Class C	1,313,676
54,900	FedNat Holding Co.	1,398,852
39,700	First Defiance Financial Corp.	1,195,367
9,400	First Financial Corp.	471,880
9,151	First Horizon National Corp.	157,946
27,100	First Merchants Corp.	1,219,229
38,000	First Place Financial Corp.*,(a),(b),(c)	0
660	Flagstar Bancorp, Inc.*	20,770
16,700	Franklin Financial Network, Inc.*	652,970
62,820	GAIN Capital Holdings, Inc.	408,330
13,800	GAMCO Investors, Inc., Class A	323,196
25,200	Great Ajax Corp., REIT	342,972
2,626	Great Western Bancorp, Inc.	110,791
8,000	Greenhill & Co., Inc.	210,800
7,100	Guaranty Bancorp	210,870
17,300	HCI Group, Inc.	756,875
29,270	Heritage Insurance Holdings, Inc.	433,781
2,858	Hilltop Holdings, Inc.	57,646
6,040	HomeTrust Bancshares, Inc.*	176,066
4,400	Houlihan Lokey, Inc.	197,692
34,422	Independence Holding Co.	1,235,750
5,134	Investors Title Co.	861,999
41,600	JMP Group, Inc.	220,896
16,500	Kansas City Life Insurance Co.	659,670
8,755	Kemper Corp.	704,340
69,200	Manning & Napier, Inc.	204,140
28,890	Marlin Business Services Corp.	833,476
24,300	Medley Management, Inc., Class A	127,575
4,238	MFC Bancorp Ltd.*	26,106
20,200	MidSouth Bancorp, Inc.	311,080
27,700	MutualFirst Financial, Inc.	1,020,745
2,500	National Security Group, Inc. (The)	36,275
2,600	National Western Life Group, Inc., Class A	829,920
12,400	Navigators Group, Inc. (The)	856,840
22,067	Nicholas Financial, Inc.*	260,611
1,915	OceanFirst Financial Corp.	52,126
45,900	OFG Bancorp.	741,285
8,200	Oppenheimer Holdings, Inc., Class A	259,120

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2018

Shares		Value
23,900	Orchid Island Capital, Inc., REIT	$173,275
7,900	Pacific Mercantile Bancorp*	73,865
37,600	PennyMac Financial Services, Inc., Class A	785,840
22,000	Peoples Bancorp, Inc.	770,660
13,572	People’s United Financial, Inc.	232,353
7,300	Piper Jaffray Cos.	557,355
17,400	Protective Insurance Corp.	399,330
15,900	Provident Financial Holdings, Inc.	290,970
30,500	Regional Management Corp.*	879,315
9,100	Safety Insurance Group, Inc.	815,360
28,126	Simmons First National Corp., Class A	828,311
2,238	South State Corp.	183,516
22,013	Sterling Bancorp	484,286
10,600	Stewart Information Services Corp.	477,106
13,400	Unico American Corp.*	94,470
80,216	United Community Financial Corp.	775,689
19,000	United Western Bancorp, Inc.*,(a),(b),(c)	0
14,130	Walker & Dunlop, Inc.	747,194
14,041	Western Asset Mortgage Capital Corp., REIT	140,691
16,800	Winthrop Realty Trust REIT*,(b),(c)	27,048

		38,461,504

Health Care — 3.07%
21,339	Aceto Corp.	48,226
30,600	Adeptus Health, Inc., Class A*,(a),(b),(c)	0
11,000	American Shared Hospital Services*	38,500
17,900	AngioDynamics, Inc.*	389,146
42,660	BioScrip, Inc.*	132,246
13,900	CONMED Corp.	1,101,158
5,300	Cross Country Healthcare, Inc.*	46,269
48,950	CryoLife, Inc.*	1,723,040
11,562	Five Star Senior Living, Inc.*	9,945
1,700	Invacare Corp.	24,735
5,300	Kewaunee Scientific Corp.	166,950
15,000	MedCath Corp.*,(a),(b),(c)	0
27,500	Triple-S Management Corp., Class B*	519,475

		4,199,690

Industrials — 18.11%
3,000	Aegion Corp.*	76,140
8,000	Alamo Group, Inc.	732,880
18,383	Allied Motion Technologies, Inc.	1,000,587
930	Altra Industrial Motion Corp.	38,409
56,500	Ameresco, Inc., Class A*	771,225
8,100	AMREP Corp.*	59,211
66,000	Arc Document Solutions, Inc.*	187,440
4,500	Argan, Inc.	193,500
17,700	BlueLinx Holdings, Inc.*	557,373
26,400	CAI International, Inc.*	603,768

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2018

Shares		Value
44,000	CBIZ, Inc.*	$1,042,800
8,774	CECO Environmental Corp.	69,139
50,680	Celadon Group, Inc.*	141,904
10,678	Cenveo, Inc.*,(b),(c)	0
2,400	Chicago Rivet & Machine Co.	78,000
2,060	Comfort Systems USA, Inc.	116,184
28,878	Compx International, Inc.	392,741
3,300	Douglas Dynamics, Inc.	144,870
25,500	Ducommun, Inc.*	1,041,420
2	Eagle Bulk Shipping, Inc.*	11
13,100	Eastern Co. (The)	372,040
8,480	Ecology and Environment, Inc., Class A	113,208
12,100	Encore Wire Corp.	606,210
35,240	Ennis, Inc.	720,658
1,300	EnPro Industries, Inc.	94,809
18,400	Espey Manufacturing & Electronics Corp.	549,884
27,000	Federal Signal Corp.	723,060
19,900	Fly Leasing Ltd., ADR*	280,590
414	Genco Shipping & Trading Ltd.*	5,796
13,400	Gibraltar Industries, Inc.*	611,040
5,580	Golden Ocean Group Ltd.	55,019
12,360	GP Strategies Corp.*	208,266
15,100	Graham Corp.	425,367
10,610	Greenbrier Cos., Inc. (The)	637,661
26,500	Griffon Corp.	427,975
5,400	Hill International, Inc.*	22,140
7,530	Kadant, Inc.	812,110
4,800	Kimball International, Inc., Class B	80,400
3,908	Kratos Defense & Security Solutions, Inc.*	57,760
16,200	LS Starrett Co. (The), Class A	97,200
10,200	LSC Communications, Inc.	112,812
44,250	LSI Industries, Inc.	203,550
16,900	Lydall, Inc.*	728,390
37,120	Marten Transport Ltd.	781,376
32,410	Meritor, Inc.*	627,457
31,099	Miller Industries, Inc.	836,563
16,000	Mistras Group, Inc.*	346,720
3,900	National Presto Industries, Inc.	505,635
29,200	NN, Inc.	455,520
2,500	Northwest Pipe Co.*	49,375
16,700	Orion Group Holdings, Inc.*	126,085
2	Paragon Shipping, Inc., Class A*	0
13,505	Patrick Industries, Inc.*	799,496
25,000	RCM Technologies, Inc.	106,750
52,600	Roadrunner Transportation Systems, Inc.*	43,974
15,200	Rush Enterprises, Inc., Class A	597,512
22,000	Safe Bulkers, Inc.*	63,360
25,690	Sparton Corp.*	370,707
3,200	Standex International Corp.	333,600

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)
September 30, 2018

Shares		Value
7,282	Team, Inc.*	$163,845
26,400	Textainer Group Holdings Ltd.*	337,920
4,300	Universal Forest Products, Inc.	151,919
7,400	USA Truck, Inc.*	149,702
11,100	Vectrus, Inc.*	346,209
13,600	Viad Corp.	805,800
11,900	Volt Information Sciences, Inc.*	45,815
15,000	Willdan Group, Inc.*	509,400
22,100	Williams Industrial Services Group, Inc.*	46,852
27,700	Willis Lease Finance Corp.*	955,927

		24,751,066

Information Technology — 10.85%
5,200	Black Box Corp.*	5,356
15,000	Blucora, Inc.*	603,750
38,600	CMTSU Liquidation, Inc.*	58
50,000	Comarco, Inc.*	1,000
3,900	Communications Systems, Inc.	10,920
28,400	CTS Corp.	974,120
44,050	DHI Group, Inc.*	92,505
25,600	Digi International, Inc.*	344,320
162	DropCar, Inc.*	83
24,700	Edgewater Technology, Inc.*	123,994
4,450	Electro Scientific Industries, Inc.*	77,653
15,740	ePlus, Inc.*	1,459,098
40,800	Everi Holdings, Inc.*	374,136
4,200	Fabrinet*	194,292
23,200	Insight Enterprises, Inc.*	1,254,888
13,000	JinkoSolar Holding Co. Ltd., ADR*	140,010
4,800	Kemet Corp.*	89,040
26,100	Kimball Electronics, Inc.*	512,865
9,200	Magal Security Systems Ltd.*	51,704
17,800	Methode Electronics, Inc.	644,360
10,022	Novanta, Inc.*	685,505
35,415	Optical Cable Corp.*	216,032
27,500	Park Electrochemical Corp.	535,975
30,100	PC Connection, Inc.	1,170,589
28,700	Perceptron, Inc.*	279,825
31,730	Photronics, Inc.*	312,540
36,774	Reis, Inc.	845,802
10,500	Richardson Electronics Ltd.	92,085
16,400	Rubicon Project, Inc. (The)*	59,040
24,600	Rudolph Technologies, Inc.*	601,470
60,100	Sigmatron International, Inc.*	345,575
2,433	STR Holdings, Inc.*	739
4,269	SYKES Enterprises, Inc.*	130,162
7,960	Systemax, Inc.	262,202
25,600	TESSCO Technologies, Inc.	390,400
15,700	Vishay Precision Group, Inc.*	587,180

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)
September 30, 2018

Shares		Value
39,100	XO Group, Inc.*	$1,348,168
5,366	Zedge, Inc., Class B*	10,678

		14,828,119

Materials — 4.91%
40,590	American Vanguard Corp.	730,620
3,000	Ampco-Pittsburgh Corp.*	17,700
37,000	Blue Earth Refineries, Inc.*,(a),(b),(c)	0
6,629	Centerra Gold, Inc.*	26,516
15,700	China Green Agriculture, Inc.*	13,657
54	Elah Holdings, Inc.*	6,480
8,400	Friedman Industries, Inc.	79,128
40,990	FutureFuel Corp.	759,955
4,300	Hawkins, Inc.	178,235
5,100	Innospec, Inc.	391,425
7,900	KMG Chemicals, Inc.	596,924
9,500	Materion Corp.	574,750
2,790	Myers Industries, Inc.	64,868
840	Neenah, Inc.	72,492
26	North American Palladium Ltd.*	196
16,100	Olympic Steel, Inc.	336,007
36,990	OMNOVA Solutions, Inc.*	364,351
16,500	Rayonier Advanced Materials, Inc.	304,095
17,800	Ryerson Holding Corp.*	201,140
2,200	Stepan Co.	191,422
37,000	Trecora Resources*	518,000
25,900	Tredegar Corp.	560,735
7,800	Universal Stainless & Alloy Products, Inc.*	198,978
3,470	US Concrete, Inc.*	159,100
3,200	Vulcan International Corp.	356,800

		6,703,574

Real Estate — 3.79%
13,200	Agree Realty Corp., REIT	701,184
37,100	Cedar Realty Trust, Inc., REIT	172,886
1,506	CIM Commercial Trust Corp., REIT	21,084
6,000	Community Healthcare Trust, Inc., REIT	185,880
4,600	CorEnergy Infrastructure Trust, Inc., REIT	172,868
18,200	Farmland Partners, Inc., REIT	121,940
921	Forestar Group, Inc.*	19,525
11,342	Getty Realty Corp., REIT	323,927
8,000	Jernigan Capital, Inc., REIT	154,320
23,500	MedEquities Realty Trust, Inc., REIT	228,420
17,880	Monmouth Real Estate Investment Corp., REIT	298,954
30,600	One Liberty Properties, Inc., REIT	850,068
7,600	Rafael Holdings, Inc., Class B*	63,840
17,400	Ramco-Gershenson Properties Trust, REIT	236,640
8,100	RE/MAX Holdings, Inc., Class A	359,235
8,543	Ready Capital Corp., REIT	142,241

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)
September 30, 2018

Shares		Value
11,000	UMH Properties, Inc., REIT	$172,040
10,800	Urstadt Biddle Properties, Inc., REIT, Class A	229,932
51,800	Whitestone, REIT	718,984

		5,173,968

Telecommunication Services — 0.35%
15,200	IDT Corp., Class B	81,168
25,800	Spok Holdings, Inc.	397,320

		478,488

Utilities — 4.07%
1,570	American States Water Co.	95,990
2,008	California Water Service Group	86,143
13,585	Chesapeake Utilities Corp.	1,139,782
16,200	Connecticut Water Service, Inc.	1,123,794
22,300	Middlesex Water Co.	1,079,766
16,100	SJW Corp.	984,515
20,526	Unitil Corp.	1,044,773

		5,554,763

Total Common Stocks		136,521,827

(Cost $92,944,288)

Exchange Traded Funds — 0.04%
1,400	Invesco Zacks Micro Cap	28,112
250	iShares Russell Microcap Index Fund	26,576

Total Exchange Traded Funds		54,688

(Cost $17,982)

Rights/Warrants — 0.00%
444	Basic Energy Services, Inc., Warrants, Expire 12/23/23*	89
724	Eagle Bulk Shipping, Inc., Warrants, Expire 10/15/21*	58
992	Genco Shipping & Trading Ltd., Warrants, Expire 12/31/21*	397
6,100	Media General, Inc. Rights, Expire 12/31/18*,(b),(c)	0
703	SilverBow Resources, Inc., Warrants, Expire 12/31/49*	42
703	SilverBow Resources, Inc., Warrants, Expire 12/31/49*	232

Total Rights/Warrants		818

(Cost $73,488)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)
September 30, 2018

Principal Amount		Value
Corporate Bonds — 0.00%
Financial — 0.00%
$ 1,947	Trenwick America Corp.*,(a),(b),(c)	$0
1,625	Trenwick America Corp.*,(a),(b),(c)	0
		0

Total Corporate Bonds		0
(Cost $0)

Shares
Investment Company — 0.08%
106,150	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	106,150

Total Investment Company		106,150

(Cost $106,150)

Total Investments		$136,683,483
(Cost $93,141,908)(e) — 100.04%

Liabilities in excess of other assets — (0.04)%		(51,386)

NET ASSETS — 100.00%		$136,632,097

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2018

Shares		Value
Common Stocks — 95.14%
Consumer Discretionary — 11.37%
61,750	Carriage Services, Inc.	$1,330,713
45,230	Dana, Inc.	844,444
28,260	Dave & Buster’s Entertainment, Inc.	1,871,377
25,920	G-III Apparel Group Ltd.*	1,249,085
166,540	Gray Television, Inc.*	2,914,450
36,760	New Media Investment Group, Inc.	576,764
44,830	Steven Madden Ltd.	2,371,507
29,990	Tandy Leather Factory, Inc.*	220,427
82,060	Taylor Morrison Home Corp., Class A*	1,480,362
81,490	Tilly’s, Inc., Class A	1,544,236
15,613	Unifi, Inc.*	442,316
19,260	Universal Electronics, Inc.*	757,881
122,950	ZAGG, Inc.*	1,813,512

		17,417,074

Consumer Staples — 2.63%
40,560	Fresh Del Monte Produce, Inc.	1,374,578
37,310	John B Sanfilippo & Son, Inc.	2,663,188

		4,037,766

Energy — 5.11%
184,440	Callon Petroleum Co.*	2,211,436
61,310	Delek US Holdings, Inc.	2,601,383
36,507	Gulfport Energy Corp.*	380,038
106,970	Magnolia Oil & Gas Corp.*	1,605,620
104,109	Ring Energy, Inc.*	1,031,720

		7,830,197

Financials — 23.56%
16,270	American Financial Group, Inc.	1,805,482
30,180	AMERISAFE, Inc.	1,869,651
59,820	Chemical Financial Corp.	3,194,388
23,010	Community Bank System, Inc.	1,405,221
215,780	Compass Diversified Holdings LP	3,916,407
74,690	First Busey Corp.	2,319,124
72,810	Heritage Financial Corp.	2,559,271
37,680	James River Group Holdings Ltd.	1,605,922
61,303	LegacyTexas Financial Group, Inc.	2,611,508
26,580	Mercantile Bank Corp.	886,975
17,370	Northrim BanCorp, Inc.	721,724
75,970	Pacific Premier Bancorp, Inc.*	2,826,084
11,480	Reinsurance Group of America, Inc.	1,659,549
83,300	Sterling Bancorp	1,832,600
40,380	Synovus Financial Corp.	1,849,000
30,440	Texas Capital Bancshares, Inc.*	2,515,866
90,160	United Community Banks, Inc.	2,514,562

		36,093,334

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2018

Shares		Value
Health Care — 5.18%
32,130	Emergent BioSolutions, Inc.*	$2,115,118
29,580	Globus Medical, Inc., Class A*	1,678,961
114,800	Invacare Corp.	1,670,340
4,280	Teleflex, Inc.	1,138,865
10,760	West Pharmaceutical Services, Inc.	1,328,537

		7,931,821

Industrials — 19.17%
218,988	ACCO Brands Corp.	2,474,564
73,830	BMC Stock Holdings, Inc.*	1,376,930
65,800	Casella Waste Systems, Inc., Class A*	2,043,748
78,640	Columbus McKinnon Corp.	3,109,426
46,643	Ducommun, Inc.*	1,904,900
32,100	EnerSys	2,796,873
15,860	Ennis, Inc.	324,337
47,530	Greenbrier Cos., Inc. (The)	2,856,553
24,860	Herman Miller, Inc.	954,624
50,000	Kennametal, Inc.	2,178,000
17,220	Kirby Corp.*	1,416,345
20,030	Lydall, Inc.*	863,293
83,896	Marten Transport Ltd.	1,766,011
108,200	NN, Inc.	1,687,920
38,522	Patrick Industries, Inc.*	2,280,502
28,430	Spirit Airlines, Inc.*	1,335,357

		29,369,383

Information Technology — 8.52%
162,610	AXT, Inc.*	1,162,661
9,000	Coherent, Inc.*	1,549,710
73,830	Cohu, Inc.	1,853,133
29,430	Novanta, Inc.*	2,013,012
79,390	PC Connection, Inc.	3,087,477
85,436	Sapiens International Corp. NV	1,128,610
12,020	Synaptics, Inc.*	548,352
8,510	Take-Two Interactive Software, Inc.*	1,174,295
14,440	Vishay Precision Group, Inc.*	540,056

		13,057,306

Materials — 5.17%
20,930	Kaiser Aluminum Corp.	2,282,626
30,269	Koppers Holdings, Inc.*	942,879
245,700	OMNOVA Solutions, Inc.*	2,420,145
26,760	Reliance Steel & Aluminum Co.	2,282,361

		7,928,011

Real Estate — 9.25%
87,130	Columbia Property Trust, Inc., REIT	2,059,753
64,219	Community Healthcare Trust, Inc., REIT	1,989,505

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2018

Shares		Value
38,370	CubeSmart, REIT	$1,094,696
195,190	DiamondRock Hospitality Co., REIT	2,277,867
18,210	EastGroup Properties, Inc., REIT	1,741,240
46,570	National Storage Affiliates Trust, REIT	1,184,741
45,780	Physicians Realty Trust, REIT	771,851
30,900	STAG Industrial, Inc., REIT	849,750
13,460	Terreno Realty Corp., REIT	507,442
108,270	UMH Properties, Inc., REIT	1,693,343

		14,170,188

Utilities — 5.18%
21,130	NorthWestern Corp.	1,239,486
74,820	Portland General Electric Co.	3,412,540
44,688	Spire, Inc.	3,286,802

		7,938,828

Total Common Stocks		145,773,908

(Cost $139,111,492)

Investment Company — 4.91%
7,529,557	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	7,529,557

Total Investment Company		7,529,557

(Cost $7,529,557)

Total Investments		$153,303,465
(Cost $146,641,049)(b) — 100.05%
Liabilities in excess of other assets — (0.05)%		(82,228)

NET ASSETS — 100.00%		$153,221,237

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2018

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $67,766,388, $43,612,519 and $162,301,644, respectively)	$95,719,828	$85,997,035	$260,713,960
Affiliated investments (cost $569,442, $668,402 and $944,029, respectively)	569,442	668,402	944,029
Interest and dividend receivable	23,731	5,217	55,012
Receivable for capital shares issued	204,252	158	141,675
Receivable for investments sold	—	—	314,521
Prepaid expenses and other assets	28,068	19,651	28,824

Total Assets	96,545,321	86,690,463	262,198,021

Liabilities:
Foreign withholding tax payable	3,921	3,957	3,848
Payable for capital shares redeemed	5,971	8,010	95,737
Payable for investments purchased	—	41,439	42,157
Accrued expenses and other payables:
Investment advisory fees	36,390	51,053	142,255
Accounting fees	4,958	4,920	6,430
Audit fees	38,712	38,712	38,712
Trustees’ fees	60	77	198
Distribution fees	17,370	125	5,375
Custodian fees	514	613	1,778
Shareholder reports	3,381	7,037	11,459
Transfer agent fees	11,165	15,579	58,595
Other	5,203	5,712	9,520

Total Liabilities	127,645	177,234	416,064

Net Assets	$96,417,676	$86,513,229	$261,781,957

Net Assets Consists of:
Capital	$62,020,043	$37,059,627	$149,448,823
Distributions in excess of net investment income	(113,574)	(186,263)	(480,366)
Accumulated net realized gains from investment transactions	6,557,767	7,255,349	14,401,184
Net unrealized appreciation on investments	27,953,440	42,384,516	98,412,316

Net Assets	$96,417,676	$86,513,229	$261,781,957

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$12,966,196		$963,197	$12,012,353
Class I	83,437,444		85,550,032	249,677,852
Class R6	14,036		N/A	91,752

Total	$96,417,676		$86,513,229	$261,781,957

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	900,851		41,191	300,587
Class I	5,109,606		3,508,093	5,985,640
Class R6	858		N/A	2,196

Total	6,011,315		3,549,284	6,288,423

Net Asset Values and Redemption Prices Per Share:
Class A(a)	$14.39		$23.38	$39.96

Class I	$16.33		$24.39	$41.71

Class R6	$16.35	$	N/A	$41.78

Maximum Offering Price Per Share:
Class A	$15.27		$24.81	$42.40

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $93,035,758 and $139,111,492, respectively)	$136,577,333	$145,773,908
Affiliated investments (cost $106,150 and $7,529,557, respectively)	106,150	7,529,557
Interest and dividend receivable	190,558	163,356
Receivable for capital shares issued	3,457	203,626
Receivable for investments sold	—	253,299
Prepaid expenses and other assets	17,551	17,552

Total Assets	136,895,049	153,941,298

Liabilities:
Foreign withholding tax payable	4,566	3,884
Payable for capital shares redeemed	67,458	185,085
Payable for investments purchased	—	412,165
Accrued expenses and other payables:
Investment advisory fees	85,236	49,368
Accounting fees	5,347	5,419
Audit fees	38,712	38,712
Trustees’ fees	114	—
Distribution fees	4,206	—
Custodian fees	440	1,805
Shareholder reports	12,823	1,906
Transfer agent fees	33,232	17,758
Other	10,818	3,959

Total Liabilities	262,952	720,061

Net Assets	$136,632,097	$153,221,237

Net Assets Consists of:
Capital	$83,393,775	$143,925,851
Undistributed net investment income	751,415	535,499
Accumulated net realized gains from investment transactions	8,945,332	2,097,471
Net unrealized appreciation on investments	43,541,575	6,662,416

Net Assets	$136,632,097	$153,221,237

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$6,477,378	$	N/A
Class I		130,154,719		144,978,954
Class R6		N/A		8,242,283

Total		$136,632,097		$153,221,237

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		202,706		N/A
Class I		4,065,864		10,637,423
Class R6		N/A		601,116

Total		4,268,570		11,238,539

Net Asset Values and Redemption Prices Per Share:
Class A(a)		$31.95	$	N/A

Class I		$32.01		$13.63

Class R6	$	N/A		$13.71

Maximum Offering Price Per Share:
Class A		$33.90	$	N/A

Maximum Sales Charge - Class A		5.75%		N/A

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2018

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$6,498	$1,148	$2,596
Dividend income - unaffiliated	425,895	672,139	2,366,480
Dividend income - affiliated	17,347	10,725	23,293
Foreign tax withholding	—	(5,291)	—

Total Investment Income	449,740	678,721	2,392,369

Expenses:
Investment advisory fees	586,948	814,267	2,385,484
Distribution fees–Class A	30,052	3,030	33,648
Accounting fees	34,502	34,664	47,535
Audit fees	35,643	35,643	35,643
Custodian fees	2,271	3,498	10,355
Insurance fees	4,241	4,241	4,241
Legal fees	8,279	8,777	29,424
Registrations and filing fees	49,984	34,867	49,738
Shareholder reports	20,565	20,044	27,231
Transfer agent fees–Class A	29,275	7,109	25,310
Transfer agent fees–Class I	51,621	100,049	316,864
Transfer agent fees–Class R6	3,548	—	3,596
Trustees’ fees and expenses	7,344	7,641	25,129
Tax expense	3,849	3,849	3,848
Other fees	6,225	5,443	8,813

Total expenses before fee waiver/reimbursement	874,347	1,083,122	3,006,859
Expenses waived/reimbursed by:
Advisor	(156,728)	(138,872)	(447,719)

Net expenses	717,619	944,250	2,559,140

Net Investment Loss	(267,879)	(265,529)	(166,771)

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	7,102,284	9,905,577	18,054,415
Net change in unrealized appreciation/(depreciation) on investments	10,687,585	(3,676,545)	(1,202,513)

Net realized/unrealized gains	17,789,869	6,229,032	16,851,902

Change in net assets resulting from operations	$17,521,990	$5,963,503	$16,685,131

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2018

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$1,397	$10,414
Dividend income - unaffiliated	2,520,224	1,749,605
Dividend income - affiliated	13,951	53,237
Foreign tax withholding	(1,273)	(1,807)

Total Investment Income	2,534,299	1,811,449

Expenses:
Investment advisory fees	1,255,791	829,653
Distribution fees–Class A	16,772	—
Accounting fees	53,782	36,221
Audit fees	35,643	35,643
Custodian fees	3,517	7,295
Insurance fees	4,241	4,237
Legal fees	14,419	10,744
Registrations and filing fees	35,590	37,797
Shareholder reports	32,918	8,379
Transfer agent fees–Class A	23,630	—
Transfer agent fees–Class I	179,475	80,455
Transfer agent fees–Class R6	—	3,630
Trustees’ fees and expenses	12,362	9,246
Tax expense	3,848	3,849
Other fees	6,339	5,419

Total expenses before fee waiver/reimbursement	1,678,327	1,072,568
Expenses waived/reimbursed by:
Advisor	(168,553)	(83,649)

Net expenses	1,509,774	988,919

Net Investment Income	1,024,525	822,530

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	10,342,078	2,411,405
Net change in unrealized appreciation/(depreciation) on investments	(1,387,727)	1,135,188

Net realized/unrealized gains	8,954,351	3,546,593

Change in net assets resulting from operations	$9,978,876	$4,369,123

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment loss	$(267,879)	$(232,555)
Net realized gains from investments	7,102,284	15,178,661
Net change in unrealized appreciation/(depreciation) on investments	10,687,585	(5,923,148)

Change in net assets resulting from operations	17,521,990	9,022,958

Distributions to Class A Shareholders:
From net realized gains from investment transactions	(2,410,341)	(886,609)
Distributions to Class I Shareholders:
From net realized gains from investment transactions	(12,451,210)	(4,241,940)
Distributions to Class R6 Shareholders:
From net realized gains from investment transactions	(2,177)	(682)

Change in net assets resulting from shareholder distributions	(14,863,728)	(5,129,231)

Capital Transactions:
Proceeds from shares issued	17,824,600	11,863,799
Distributions reinvested	14,797,134	5,053,916
Cost of shares redeemed	(15,936,798)	(41,909,394)

Change in net assets resulting from capital transactions	16,684,936	(24,991,679)

Net increase/(decrease) in net assets	19,343,198	(21,097,952)
Net Assets:
Beginning of year	77,074,478	98,172,430

End of year	$96,417,676	$77,074,478

Distributions in excess of net investment income	$(113,574)	$(223,978)

Share Transactions:
Issued	1,185,296	782,046
Reinvested	1,095,312	356,322
Redeemed	(1,084,575)	(2,841,098)

Change in shares resulting from capital transactions	1,196,033	(1,702,730)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment loss	$(265,529)	$(109,059)
Net realized gains from investments	9,905,577	14,325,160
Net change in unrealized appreciation/(depreciation) on investments	(3,676,545)	7,787,110

Change in net assets resulting from operations	5,963,503	22,003,211

Distributions to Class A Shareholders:
From net investment income	—	(384)
From net realized gains from investment transactions	(265,777)	(13,842)
Distributions to Class I Shareholders:
From net investment income	—	(257,301)
From net realized gains from investment transactions	(15,947,218)	(962,243)

Change in net assets resulting from shareholder distributions	(16,212,995)	(1,233,770)

Capital Transactions:
Proceeds from shares issued	304,272	600,110
Distributions reinvested	15,290,529	1,163,116
Cost of shares redeemed	(9,656,671)	(36,094,124)

Change in net assets resulting from capital transactions	5,938,130	(34,330,898)

Net decrease in net assets	(4,311,362)	(13,561,457)
Net Assets:
Beginning of year	90,824,591	104,386,048

End of year	$86,513,229	$90,824,591

Distributions in excess of net investment income	$(186,263)	$—

Share Transactions:
Issued	12,531	24,781
Reinvested	660,634	47,683
Redeemed	(399,941)	(1,505,995)

Change in shares resulting from capital transactions	273,224	(1,433,531)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment income/(loss)	$(166,771)	$232,417
Net realized gains from investments	18,054,415	9,694,098
Net change in unrealized appreciation/(depreciation) on investments	(1,202,513)	29,532,276

Change in net assets resulting from operations	16,685,131	39,458,791

Distributions to Class A Shareholders:
From net realized gains from investment transactions	(396,907)	—
Distributions to Class I Shareholders:
From net investment income	(78,417)	(436,339)
From net realized gains from investment transactions	(7,508,043)	—
Distributions to Class R6 Shareholders:
From net investment income	—	(9)
From net realized gains from investment transactions	(31,899)	—

Change in net assets resulting from shareholder distributions	(8,015,266)	(436,348)

Capital Transactions:
Proceeds from shares issued	27,809,569	67,499,706
Distributions reinvested	7,804,446	428,287
Cost of shares redeemed	(72,551,523)	(74,573,714)

Change in net assets resulting from capital transactions	(36,937,508)	(6,645,721)

Net increase/(decrease) in net assets	(28,267,643)	32,376,722
Net Assets:
Beginning of year	290,049,600	257,672,878

End of year	$261,781,957	$290,049,600

Distributions in excess of net investment income	$(480,366)	$(215,075)

Share Transactions:
Issued	675,051	1,807,571
Reinvested	187,778	11,150
Redeemed	(1,765,413)	(2,035,486)

Change in shares resulting from capital transactions	(902,584)	(216,765)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment income	$1,024,525	$805,374
Net realized gains from investments	10,342,078	12,155,490
Net change in unrealized appreciation/(depreciation) on investments	(1,387,727)	13,987,353

Change in net assets resulting from operations	9,978,876	26,948,217

Distributions to Class A Shareholders:
From net investment income	(16,947)	(20,416)
From net realized gains from investment transactions	(649,230)	(463,470)
Distributions to Class I Shareholders:
From net investment income	(699,082)	(715,339)
From net realized gains from investment transactions	(12,698,668)	(7,603,069)

Change in net assets resulting from shareholder distributions	(14,063,927)	(8,802,294)

Capital Transactions:
Proceeds from shares issued	3,250,443	6,964,015
Distributions reinvested	12,772,313	7,402,253
Cost of shares redeemed	(22,216,366)	(36,050,202)

Change in net assets resulting from capital transactions	(6,193,610)	(21,683,934)

Net decrease in net assets	(10,278,661)	(3,538,011)
Net Assets:
Beginning of year	146,910,758	150,448,769

End of year	$136,632,097	$146,910,758

Undistributed net investment income	$751,415	$304,745

Share Transactions:
Issued	103,249	226,957
Reinvested	421,529	234,100
Redeemed	(712,654)	(1,174,718)

Change in shares resulting from capital transactions	(187,876)	(713,661)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment income	$822,530	$213,823
Net realized gains from investments	2,411,405	1,461,805
Net change in unrealized appreciation on investments	1,135,188	4,896,874

Change in net assets resulting from operations	4,369,123	6,572,502

Distributions to Class I Shareholders:
From net investment income	(437,929)	(42,304)
From net realized gains from investment transactions	(1,596,945)	(171,674)
Distributions to Class R6 Shareholders:
From net investment income	(35,298)	—
From net realized gains from investment transactions	(127,850)	(178)

Change in net assets resulting from shareholder distributions	(2,198,022)	(214,156)

Capital Transactions:
Proceeds from shares issued	93,778,202	79,615,397
Distributions reinvested	2,042,187	209,695
Cost of shares redeemed	(23,578,361)	(13,502,286)

Change in net assets resulting from capital transactions	72,242,028	66,322,806

Net increase in net assets	74,413,129	72,681,152
Net Assets:
Beginning of year	78,808,108	6,126,956

End of year	$153,221,237	$78,808,108

Undistributed net investment income	$535,499	$188,046

Share Transactions:
Issued	6,943,708	6,382,305
Reinvested	149,980	16,642
Redeemed	(1,718,877)	(1,075,997)

Change in shares resulting from capital transactions	5,374,811	5,322,950

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$14.72	(0.07)	2.85	—(b)	2.78	—	(3.11)	(3.11)	$14.39
Year Ended 9/30/17	13.92	(0.07)	1.91	—(b)	1.84	—	(1.04)	(1.04)	14.72
Year Ended 9/30/16	13.57	(0.06)	1.95	—(b)	1.89	—	(1.54)	(1.54)	13.92
Year Ended 9/30/15	15.60	(0.08)	0.53	—(b)	0.45	—	(2.48)	(2.48)	13.57
Year Ended 9/30/14	16.10	(0.11)	0.77	—(b)	0.66	—	(1.16)	(1.16)	15.60
Class I
Year Ended 9/30/18	$16.26	(0.04)	3.22	—(b)	3.18	—	(3.11)	(3.11)	$16.33
Year Ended 9/30/17	15.24	(0.04)	2.10	—(b)	2.06	—	(1.04)	(1.04)	16.26
Year Ended 9/30/16	14.68	(0.03)	2.13	—(b)	2.10	—	(1.54)	(1.54)	15.24
Year Ended 9/30/15	16.65	(0.05)	0.56	—(b)	0.51	—	(2.48)	(2.48)	14.68
Year Ended 9/30/14	17.07	(0.08)	0.82	—(b)	0.74	—	(1.16)	(1.16)	16.65
Class R6
Year Ended 9/30/18	$16.27	(0.04)	3.23	(—)(b)	3.19	—	(3.11)	(3.11)	$16.35
Period Ended 9/30/17(c)	15.30	(0.03)	2.04	—(b)	2.01	—	(1.04)	(1.04)	16.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	22.67%	$12,966	1.07%	(0.53)%	1.40%	22%
Year Ended 9/30/17	14.18%	11,600	1.10%	(0.50)%	1.50%	18%
Year Ended 9/30/16	14.99%	12,106	1.10%	(0.43)%	1.46%	14%
Year Ended 9/30/15	2.20%	12,070	1.10%	(0.56)%	1.45%	18%
Year Ended 9/30/14	3.90%	12,503	1.14%(c)	(0.70)%	1.47%	17%
Class I
Year Ended 9/30/18	23.04%	$83,437	0.82%	(0.28)%	0.98%	22%
Year Ended 9/30/17	14.40%	65,463	0.85%	(0.26)%	1.07%	18%
Year Ended 9/30/16	15.32%	86,067	0.85%	(0.18)%	1.05%	14%
Year Ended 9/30/15	2.44%	54,935	0.85%	(0.31)%	1.07%	18%
Year Ended 9/30/14	4.16%	56,329	0.89%(c)	(0.45)%	1.04%	17%
Class R6
Year Ended 9/30/18	23.09%	$ 14	0.77%	(0.23)%	29.30%	22%
Period Ended 9/30/17	14.03%(d)	11	0.80%(e)	(0.22)%(e)	50.53%(e)	18%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning November 27, 2013, the net operating expenses were contractually limited to 1.10% and 0.85% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2014.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$26.86	(0.13)	1.70	—(b)	1.57	—	(5.05)	(5.05)	$23.38
Year Ended 9/30/17	21.49	(0.09)	5.68	—(b)	5.59	(0.01)	(0.21)	(0.22)	26.86
Year Ended 9/30/16	20.16	(0.07)	2.59	—(b)	2.52	—	(1.19)	(1.19)	21.49
Year Ended 9/30/15	25.16	(0.07)	(1.72)	—(b)	(1.79)	—	(3.21)	(3.21)	20.16
Year Ended 9/30/14	26.48	(0.12)	(0.52)	—(b)	(0.64)	—	(0.68)	(0.68)	25.16
Class I
Year Ended 9/30/18	$27.74	(0.07)	1.77	—(b)	1.70	—	(5.05)	(5.05)	$24.39
Year Ended 9/30/17	22.17	(0.03)	5.87	—(b)	5.84	(0.06)	(0.21)	(0.27)	27.74
Year Ended 9/30/16	20.77	(0.02)	2.66	—(b)	2.64	(0.05)	(1.19)	(1.24)	22.17
Year Ended 9/30/15	25.77	(0.02)	(1.77)	—(b)	(1.79)	—	(3.21)	(3.21)	20.77
Year Ended 9/30/14	27.05	(0.06)	(0.53)	—(b)	(0.59)	(0.01)	(0.68)	(0.69)	25.77

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	6.79%	$963	1.33%	(0.54)%	1.95%	15%
Year Ended 9/30/17	26.15%	1,445	1.33%	(0.39)%	1.96%	26%
Year Ended 9/30/16	13.31%	1,303	1.33%	(0.35)%	2.00%	11%
Year Ended 9/30/15	(8.73)%	1,410	1.33%	(0.30)%	1.85%	16%
Year Ended 9/30/14	(2.62)%	2,708	1.33%	(0.45)%	1.75%	19%
Class I
Year Ended 9/30/18	7.08%	$85,550	1.08%	(0.30)%	1.23%	15%
Year Ended 9/30/17	26.51%	89,379	1.08%	(0.11)%	1.28%	26%
Year Ended 9/30/16	13.56%	103,083	1.08%	(0.09)%	1.25%	11%
Year Ended 9/30/15	(8.50)%	104,237	1.08%	(0.09)%	1.21%	16%
Year Ended 9/30/14	(2.36)%	124,229	1.08%	(0.20)%	1.20%	19%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$38.85	(0.12)	2.38	—	2.26	—	(1.15)	(1.15)	$39.96
Year Ended 9/30/17	33.53	(0.04)	5.36	—(b)	5.32	—	—	—	38.85
Year Ended 9/30/16	28.55	(0.07)	5.46	—(b)	5.39	—	(0.41)	(0.41)	33.53
Year Ended 9/30/15	30.66	(0.04)	(0.91)	—(b)	(0.95)	—	(1.16)	(1.16)	28.55
Year Ended 9/30/14	30.53	(0.09)	1.04	—(b)	0.95	—	(0.82)	(0.82)	30.66
Class I
Year Ended 9/30/18	$40.42	(0.02)	2.48	—	2.46	(0.01)	(1.16)	(1.17)	$41.71
Year Ended 9/30/17	34.85	0.04	5.59	—(b)	5.63	(0.06)	—	(0.06)	40.42
Year Ended 9/30/16	29.61	—(b)	5.67	—(b)	5.67	(0.02)	(0.41)	(0.43)	34.85
Year Ended 9/30/15	31.68	0.04	(0.95)	—(b)	(0.91)	—	(1.16)	(1.16)	29.61
Year Ended 9/30/14	31.45	(0.01)	1.06	—(b)	1.05	—	(0.82)	(0.82)	31.68
Class R6
Year Ended 9/30/18	$40.46	—(b)	2.47	—	2.47	—	(1.15)	(1.15)	$41.78
Period Ended 9/30/17(c)	37.08	(0.11)	3.52	—(b)	3.41	(0.03)	—	(0.03)	40.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	5.80%		$12,012	1.15%		(0.29)%		1.37%		24%
Year Ended 9/30/17	15.87%		14,574	1.15%		(0.11)%		1.47%		29%
Year Ended 9/30/16	19.07%		12,960	1.15%		(0.23)%		1.47%		20%
Year Ended 9/30/15	(3.47)%		7,303	1.15%		(0.13)%		1.34%		36%
Year Ended 9/30/14	3.05%		8,971	1.15%		(0.30)%		1.57%		29%
Class I
Year Ended 9/30/18(b)	6.06%		$249,678	0.90%		(0.05)%		1.05%		24%
Year Ended 9/30/17(b)	16.18%		274,434	0.90%		0.10%		1.15%		29%
Year Ended 9/30/16(b)	19.35%		244,713	0.90%		(0.01)%		1.13%		20%
Year Ended 9/30/15(b)	(3.22)%		226,237	0.90%		0.11%		1.13%		36%
Year Ended 9/30/14(b)	3.29%		209,104	0.90%		(0.04)%		1.13%		29%
Class R6
Year Ended 9/30/18	6.10%		$92	0.87%		(0.01)%		1.30%		24%
Period Ended 9/30/17(c)	9.21	%(d)	1,041	0.87	%(e)	(0.33	)%(e)	6.88	%(e)	29%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

(c)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/18	$32.91	0.16	2.01	—(b)	2.17	(0.08)	(3.05)	(3.13)	$31.95
Year Ended 9/30/17	29.05	0.09	5.45	—(b)	5.54	(0.07)	(1.61)	(1.68)	32.91
Year Ended 9/30/16	25.88	0.04	3.50	—(b)	3.54	(0.08)	(0.29)	(0.37)	29.05
Year Ended 9/30/15	26.68	0.06	(0.06)	—(b)	—	(0.10)	(0.70)	(0.80)	25.88
Year Ended 9/30/14	25.10	0.09	1.69	—(b)	1.78	(0.20)	—	(0.20)	26.68
Class I(c)
Year Ended 9/30/18	$32.97	0.23	2.03	—(b)	2.26	(0.17)	(3.05)	(3.22)	$32.01
Year Ended 9/30/17	29.10	0.17	5.46	—(b)	5.63	(0.15)	(1.61)	(1.76)	32.97
Year Ended 9/30/16	25.92	0.11	3.51	—(b)	3.62	(0.15)	(0.29)	(0.44)	29.10
Year Ended 9/30/15	26.73	0.13	(0.07)	—(b)	0.06	(0.17)	(0.70)	(0.87)	25.92
Year Ended 9/30/14	25.13	0.15	1.71	—(b)	1.86	(0.26)	—	(0.26)	26.73

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)

Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/18	7.12%	$ 6,477	1.32%	0.50%	1.64%	5%
Year Ended 9/30/17	19.32%	7,276	1.32%	0.31%	1.75%	9%
Year Ended 9/30/16	13.80%	9,136	1.32%	0.15%	1.76%	11%
Year Ended 9/30/15	(0.18)%	10,300	1.32%	0.20%	1.69%	5%
Year Ended 9/30/14	7.09%	10,029	1.32%	0.32%	1.69%	11%
Class I
Year Ended 9/30/18	7.41%	$130,155	1.07%	0.74%	1.18%	5%
Year Ended 9/30/17	19.62%	139,635	1.07%	0.56%	1.25%	9%
Year Ended 9/30/16	14.10%	141,313	1.07%	0.40%	1.24%	11%
Year Ended 9/30/15	0.04%	130,135	1.07%	0.47%	1.22%	5%
Year Ended 9/30/14	7.39%	134,345	1.07%	0.55%	1.23%	11%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

		(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/18	$13.43	0.10	0.47	—(b)	0.57	(0.08)	(0.29)	(0.37)	$13.63
Year Ended 9/30/17	11.33	0.06	2.31	—(b)	2.37	(0.05)	(0.22)	(0.27)	13.43
Year Ended 9/30/16	9.73	0.08	1.76	—(b)	1.84	(0.16)	(0.08)	(0.24)	11.33
Period Ended 9/30/15(c)	10.00	0.06	(0.30)	—(b)	(0.24)	(0.03)	—	(0.03)	9.73
Class R6
Year Ended 9/30/18	$13.51	0.11	0.46	—(b)	0.57	(0.08)	(0.29)	(0.37)	$13.71
Period Ended 9/30/17(d)	12.26	0.06	1.41	—(b)	1.47	—	(0.22)	(0.22)	13.51

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(d)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 9/30/18	4.24%		$144,979	0.91	%(b)	0.75%		0.99%		29%
Year Ended 9/30/17	21.10%		72,852	1.00%		0.48%		1.19%		35%
Year Ended 9/30/16	19.26%		6,127	1.00%		0.79%		2.71%		47%
Period Ended 9/30/15(c)	(2.42	)%(d)	5,085	1.00	%(e)	0.67	%(e)	3.50	%(e)	41%
Class R6
Year Ended 9/30/18	4.22%		$8,242	0.87	%(b)	0.83%		0.98%		29%
Period Ended 9/30/17(f)	12.10	%(d)	5,956	0.95	%(e)	0.56	%(e)	1.31	%(e)	35%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.85% and 0.80% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(c)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from November 21, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth and Small Cap Core Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. The Small Cap Value Fund offers Class I and Class R6 shares. On November 27, 2012, Class C shares were converted to Class A shares for the SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds and Class S shares were converted to Class I shares for SMID Cap Growth and Enterprise Funds. For the Small Cap Core and Microcap Value Funds, which did not previously have Class I shares, the Class S shares were redesignated as Class I shares. Class A shares are offered with a

5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (”RBC GAM (US)“ or ”Advisor“ or ”Co-Administrator“) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years

NOTES TO FINANCIAL STATEMENTS

beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information

NOTES TO FINANCIAL STATEMENTS

from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2018 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Assets:
Investments in Securities
SMID Cap Growth Fund	$96,289,270	(a)	$ —		$ —		$96,289,270
Enterprise Fund	86,665,437	(a)	—		—		86,665,437
Small Cap Core Fund	261,657,989	(a)	—		—		261,657,989
Microcap Value Fund	136,419,256	(a)	237,179	(b)	27,048	(c)	136,683,483
Small Cap Value Fund	153,303,465	(a)	—		—		153,303,465

(a) The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

(b) Represents securities in the Consumer Discretionary $237,179, sections of the Schedule of Portfolio Investments.

(c) Represents security in the Financial $27,048, sections of the Schedule of Portfolio Investments.

The Funds, other than Emerging Markets Equity Fund did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2018.

During the year ended September 30, 2018, the Funds, except Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Microcap Value Fund, securities were transferred to Level 1 from Level 2 in the amount of $2,337,795 since the trading market became active for the securities on September 30, 2018. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Microcap Value Fund
Common Stocks– (Financials)
Balance as of 9/30/17(value)	$141,120
Change in unrealized appreciation (depreciation)*	(114,072)

Balance as of 9/30/18(value)	$ 27,048

*	Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2018

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Financial Instruments:

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase

NOTES TO FINANCIAL STATEMENTS

agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2018.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2017	Purchases	Sales	Value September 30, 2018	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
SMID Cap Growth Fund	$ 570,257	$21,621,178	$21,621,993	$ 569,442	$17,347
Enterprise Fund	251,438	14,164,735	13,747,771	668,402	10,725
Small Cap Core Fund	3,272,660	56,276,552	58,605,183	944,029	23,293
Microcap Value Fund	1,831,767	12,939,179	14,664,796	106,150	13,951
Small Cap Value Fund	3,579,686	79,659,851	75,709,980	7,529,557	53,237

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and

NOTES TO FINANCIAL STATEMENTS

profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions and basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$—	$378,283	$(378,283)
Enterprise Fund	—	79,266	(79,266)
Small Cap Core Fund	—	(20,103)	20,103
Microcap Value Fund	—	138,174	(138,174)
Small Cap Value Fund	—	(1,850)	1,850

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund*	All Net Assets	0.70%

* Prior to July 2, 2018, the annual advisory fee rate for Small Cap Value Fund was 0.80%.

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A

NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Small Cap Value Fund*	N/A	0.85%	0.80%

* Prior to July 2, 2018, the annual rates for Small Cap Value Fund under the expense limitation agreement were 0.95% for Class I and 0.90% for Class R6.

This expense limitation agreement is in place until January 31, 2020, and may not be terminated by RBC GAM (US) prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM (US) at the expiration of any one-year period. Each Fund will carry forward, for a period not to exceed 12 months (3 years for Small Cap Value Fund) from the date on which the fee was waived or expense was paid by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

	FYE 9/30/16	FYE 9/30/17	FYE 9/30/18	Total
SMID Cap Growth Fund	$ —	$ —	$154,281	$154,281
Enterprise Fund	—	—	137,548	137,548
Small Cap Core Fund	—	—	444,888	444,888
Microcap Value Fund	—	—	166,837	166,837
Small Cap Value Fund	93,970	85,537	77,233	256,740

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2018, the amount waived was $2,446, $1,324, $2,831, $1,716 and $6,416 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) received from each Fund except Small Cap Value Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. Effective October 2, 2017, RBC GAM (US) no longer receives a fee under the administrative services agreement. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. RBC GAM (US)’s fee is listed as ”Administration fees“ in the Statements of Operations. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500

NOTES TO FINANCIAL STATEMENTS

fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. The table below shows, as of September 30, 2018, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$96,417,676	858	0.0%
Small Cap Core Fund	$261,781,957	277	0.0%
Small Cap Value Fund	$153,221,237	852	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2018, there were no fees waived by the Distributor.

For the year ended September 30, 2018, the Distributor received commissions of $795 front-end sales charges of Class A shares, of the Funds, of which $160 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended September 30, 2018.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2018 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$19,512,194	$18,335,260
Enterprise Fund	12,834,446	23,287,129
Small Cap Core Fund	66,124,684	108,401,521
Microcap Value Fund	7,247,960	22,558,608
Small Cap Value Fund	97,218,693	29,792,150

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Cowen and Company, LLC and its correspondent brokers. A

NOTES TO FINANCIAL STATEMENTS

portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$236,355	$236,121	$34,610	$307,815
Distributions reinvested	2,409,085	886,031	238,798	11,785
Cost of shares redeemed	(1,373,147)	(2,257,597)	(561,152)	(470,823)

Change in Class A	$1,272,293	$(1,135,445)	$(287,744)	$(151,223)

Class I
Proceeds from shares issued	$17,588,245	$11,617,678	$269,662	$292,295
Distributions reinvested	12,385,872	4,167,203	15,051,731	1,151,331
Cost of shares redeemed	(14,563,651)	(39,651,797)	(9,095,519)	(35,623,301)

Change in Class I	$15,410,466	$(23,866,916)	$6,225,874	$(34,179,675)

Class R6
Proceeds from shares issued	$—	$10,000	$—	$—
Distributions reinvested	2,177	682	—	—

Change in Class R6	$2,177	$10,682	$—	$—

Change in net assets resulting from capital transactions	$16,684,936	$(24,991,679)	$5,938,130	$(34,330,898)

SHARE TRANSACTIONS:
Class A
Issued	17,510	17,167	1,330	12,781
Reinvested	197,628	67,688	10,732	497
Redeemed	(102,560)	(166,222)	(24,674)	(20,135)

Change in Class A	112,578	(81,367)	(12,612)	(6,857)

Class I
Issued	1,167,786	764,227	11,201	12,000
Reinvested	897,527	288,587	649,902	47,186
Redeemed	(982,015)	(2,674,878)	(375,267)	(1,485,860)

Change in Class I	1,083,298	(1,622,064)	285,836	(1,426,674)

Class R6
Issued	—	654	—	—
Reinvested	157	47	—	—

Change in Class R6	157	701	—	—

Change in shares resulting from capital transactions	1,196,033	(1,702,730)	273,224	(1,433,531)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,855,295	$6,717,442	$566,123	$743,595
Distributions reinvested	395,954	—	498,634	383,624
Cost of shares redeemed	(5,215,994)	(7,176,886)	(1,661,588)	(4,020,277)

Change in Class A	$(2,964,745)	$(459,444)	$(596,831)	$(2,893,058)

Class I
Proceeds from shares issued	$25,757,241	$59,818,830	$2,684,320	$6,220,420
Distributions reinvested	7,376,593	428,278	12,273,679	7,018,629
Cost of shares redeemed	(66,141,910)	(67,392,286)	(20,554,778)	(32,029,925)

Change in Class I	$(33,008,076)	$(7,145,178)	$(5,596,779)	$(18,790,876)

Class R6
Proceeds from shares issued	$197,033	$963,434	$—	$—
Distributions reinvested	31,899	9	—	—
Cost of shares redeemed	(1,193,619)	(4,542)	—	—

Change in Class R6	$(964,687)	$958,901	$—	$—

Change in net assets resulting from capital transactions	$(36,937,508)	$(6,645,721)	$(6,193,610)	$(21,683,934)

SHARE TRANSACTIONS:
Class A
Issued	46,874	186,219	18,162	24,003
Reinvested	9,904	—	16,457	12,132
Redeemed	(131,321)	(197,602)	(53,036)	(129,493)

Change in Class A	(74,543)	(11,383)	(18,417)	(93,358)

Class I
Issued	623,451	1,595,510	85,087	202,954
Reinvested	177,109	11,150	405,072	221,968
Redeemed	(1,605,067)	(1,837,772)	(659,618)	(1,045,225)

Change in Class I	(804,507)	(231,112)	(169,459)	(620,303)

Class R6
Issued	4,726	25,842	—	—
Reinvested	765	—	—	—
Redeemed	(29,025)	(112)	—	—

Change in Class R6	(23,534)	25,730	—	—

Change in shares resulting from capital transactions	(902,584)	(216,765)	(187,876)	(713,661)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$91,654,747	$74,101,905
Distributions reinvested	1,879,038	209,517
Cost of shares redeemed	(23,543,936)	(13,502,300)

Change in Class I	$69,989,849	$60,809,122

Class R6
Proceeds from shares issued	$2,123,455	$5,513,492
Distributions reinvested	163,149	178
Cost of shares redeemed	(34,425)	14

Change in Class R6	$2,252,179	$5,513,684

Change in net assets resulting from capital transactions	$72,242,028	$66,322,806

SHARE TRANSACTIONS:
Class I
Issued	6,792,992	5,941,364
Reinvested	138,063	16,628
Redeemed	(1,716,406)	(1,075,997)

Change in Class I	5,214,649	4,881,995

Class R6
Issued	150,716	440,941
Reinvested	11,917	14
Redeemed	(2,471)	—

Change in Class R6	160,162	440,955

Change in shares resulting from capital transactions	5,374,811	5,322,950

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2015, 2016, 2017 and 2018 for all funds except Small Cap Value Fund, which is for the period ended September 30, 2015 and the tax years ended 2016, 2017 and 2018), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized

NOTES TO FINANCIAL STATEMENTS

tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

As of September 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$68,478,201	$29,786,112	$(1,975,043)	$27,811,069
Enterprise Fund	45,353,019	43,973,655	(2,661,237)	41,312,418
Small Cap Core Fund	165,647,326	105,539,982	(9,529,319)	96,010,663
Microcap Value Fund	93,405,328	65,185,740	(21,907,585)	43,278,155
Small Cap Value Fund	147,223,380	11,797,314	(5,717,229)	6,080,085

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in partnerships.

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$14,863,728	$14,863,728	$14,863,728
Enterprise Fund	951,551	15,261,444	16,212,995	16,212,995
Small Cap Core Fund	305,580	18,319,242	18,624,822	18,624,822
Microcap Value Fund	1,547,449	12,516,478	14,063,927	14,063,927
Small Cap Value Fund	1,421,466	2,459,257	3,880,723	3,880,723

The tax character of distributions during the year ended September 30, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$5,129,231	$5,129,231	$5,129,231
Enterprise Fund	257,685	976,085	1,233,770	1,233,770
Small Cap Core Fund	422,552	13,796	436,348	436,348
Microcap Value Fund	735,755	8,066,539	8,802,294	8,802,294
Small Cap Value Fund	56,344	157,812	214,156	214,156

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$872,768	$760,742
Undistributed long term gain	6,700,138	8,327,447	17,179,433	9,087,399	2,454,559

Accumulated earnings	6,700,138	8,327,447	17,179,433	9,960,167	3,215,301

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Unrealized appreciation	$27,811,069	$41,312,418	$96,010,663	$43,278,155	$6,080,085

Total Accumulated Earnings	$34,511,207	$49,639,865	$113,190,096	$53,238,322	$9,295,386

As of September 30, 2018, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund, Enterprise Fund and Small Cap Core Fund had deferred qualified late-year ordinary losses of $113,574, $186,263 and $480,366, respectively which will be treated as arising on the first business day of the fiscal year ending September 30, 2019.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2018, the redemption fees collected by the Funds which are offset in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 14
Small Cap Core Fund	123
Microcap Value Fund	823
Small Cap Value Fund	1,783

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM (US) directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2018, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

NOTES TO FINANCIAL STATEMENTS

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2018, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	2	85.4%
Small Cap Core Fund	2	36.2%
Microcap Value Fund	1	30.2%
Small Cap Value Fund	3	70.7%

In addition, an unaffiliated shareholder owned 16.4% of the Small Cap Core Fund as of September 30, 2018. Significant transactions by these shareholders may impact the Funds’ performance.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC SMID Cap Growth Fund (2)	RBC Enterprise Fund (1)
RBC Small Cap Core Fund (2)	RBC Microcap Value Fund (1)
RBC Small Cap Value Fund (3)

(1)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for each of the three years in the period ended September 30, 2018

(2)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for Class A and Class I for each of the three years in the period ended September 30, 2018 and for Class R6 for the year ended September 30, 2018 and for the period November 21, 2016 (commencement of operations) through September 30, 2017

(3)  Statement of operations for the year ended September 30, 2018, statement of changes in net assets for each of the two years in the period ended September 30, 2018 and financial highlights for Class I for each of the three years in the period ended September 30, 2018 and for Class R6 for the year ended September 30, 2018 and for the period November 21, 2016 (commencement of operations) through September 30, 2017

The financial statements of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on or prior to September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2018

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2018, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Enterprise Fund	84.86%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	52.63%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2018 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Enterprise Fund	84.63%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	52.72%

For the year ended September 30, 2018, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Enterprise Fund	25.33%
Small Cap Core Fund	0.85%
Microcap Value Fund	0.17%
Small Cap Value Fund	1.16%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2018, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
Enterprise Fund	25.33%
Small Cap Core Fund	74.34%
Microcap Value Fund	17.88%
Small Cap Value Fund	17.15%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $14,863,728, $15,261,444, $18,319,242, $12,516,478 and $2,459,257 respectively as long-term capital gain distributions for the year ended September 30, 2018.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares, offered by all Funds except Small Cap Value Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18–9/30/18	Annualized Expense Ratio During Period 4/1/18–9/30/18
SMID Cap Growth Fund
	Class A	$1,000.00	$1,153.00	$5.74	1.07%
	Class I	1,000.00	1,154.90	4.41	0.82%
	Class R6	1,000.00	1,154.70	4.14	0.77%
Enterprise Fund
	Class A	1,000.00	1,083.40	6.91	1.33%
	Class I	1,000.00	1,085.00	5.61	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,039.30	5.85	1.15%
	Class I	1,000.00	1,040.70	4.58	0.90%
	Class R6	1,000.00	1,040.60	4.38	0.86%
Microcap Value Fund
	Class A	1,000.00	1,077.90	6.84	1.32%
	Class I	1,000.00	1,079.20	5.55	1.07%
Small Cap Value Fund
	Class I	1,000.00	1,046.90	4.54	0.89%
	Class R6	1,000.00	1,046.60	4.34	0.85%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18-9/30/18	Annualized Expense Ratio During Period 4/1/18-9/30/18
SMID Cap Growth Fund
	Class A	$1,000.00	$1,019.60	$5.39	1.07%
	Class I	1,000.00	1,020.84	4.13	0.82%
	Class R6	1,000.00	1,021.09	3.88	0.77%
Enterprise Fund
	Class A	1,000.00	1,018.30	6.69	1.33%
	Class I	1,000.00	1,019.55	5.44	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,019.20	5.79	1.15%
	Class I	1,000.00	1,020.44	4.53	0.90%
	Class R6	1,000.00	1,020.64	4.33	0.86%
Microcap Value Fund
	Class A	1,000.00	1,018.35	6.64	1.32%
	Class I	1,000.00	1,019.60	5.39	1.07%
Small Cap Value Fund
	Class I	1,000.00	1,020.49	4.48	0.89%
	Class R6	1,000.00	1,020.69	4.28	0.85%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar and Lipper fund peer group comparative information requested by the Board. For several of the Funds, the Board also reviewed custom peer group information designed to align more closely with the Funds’ specific investment strategies.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Board reviewed the performance of each Fund vs. relevant securities benchmarks and fund peer groups. With respect to the RBC Enterprise Fund, the Trustees noted underperformance relative to its microcap securities benchmark and Morningstar peer group category, but noted that Morningstar categorized the Fund as “small growth” while the Fund focuses on the “micro” portion of the small-cap universe and follows a more value-oriented strategy. Accordingly, the Trustees requested and reviewed custom peer group information comprised of funds with investment strategies more similar to that used for the Fund. Although the Fund still underperformed that peer group, due in part to the outperformance of growth stocks vs. value stocks, the performance was more in line with the custom peer group and the Trustees confirmed that the Fund was being managed in a manner that was consistent with its longstanding investment strategy. The Trustees noted that RBC Small Cap Core Fund underperformed its benchmark and “small growth” peer group, but performed better in comparison to its custom “small blend” peer group. The Trustees also noted that the Fund’s strategy of focusing on small cap companies with attractive long-term fundamentals, near-term profitability improvement potential, and low relative valuations had resulted in underperformance due to a market environment generally favoring growth stocks with less emphasis on earnings and profitability. The Trustees also noted that the RBC SMID Cap Growth Fund’s favorable absolute return lagged its benchmark and peer funds in part due to its focus on smaller companies. It was also noted that the performance of the RBC SMID Cap Growth Fund had improved at the time of the renewal. The Trustees expressed confidence in the Advisor’s investment teams and in the nature, extent, and quality of the advisory and other services provided to the Funds.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses in the bottom quartile of its peer group. The Trustees also reviewed reports from the Advisor regarding its

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. It was also noted that, as of October 2, 2017, the Advisor no longer receives an additional fee for its administrative services to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2018.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-18

Annual Report

For the year ended September 30, 2018

U.S. Government Money Market Fund

Global Asset Management

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of	Letter from the Chief Investment Officer	1
Contents	Money Market Portfolio Manager	2
	Performance Summary (Unaudited)	3
	Schedule of Portfolio Investments	5
	Financial Statements
	- Statements of Assets and Liabilities	14
	- Statements of Operations	16
	- Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	20
	Report of Independent Registered Public Accounting Firm	29
	Other Federal Income Tax Information (Unaudited)	30
	Management (Unaudited)	31
	Supplemental Information (Unaudited)	34
	Approval of Investment Advisory Agreement (Unaudited)	36

LETTER FROM THE CHIEF INVESTMENT OFFICER

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders. In this context, we are pleased to also report that the Fund performed well during the year ended September 30, 2018 and in a manner that exceeded our performance benchmark.

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders. In this context, we are pleased to also report that the Fund performed well during the year ended September 30, 2018 and in a manner that exceeded our performance benchmark.

At this time, we believe that the Fed will continue on a gradual path of modest rate hikes into 2019, although they may choose to pause as the overnight rate reaches a level of approximately 2.75%, depending on the nature of economic conditions. The Fed has also continued a gradual normalization of its balance sheet that will reduce its holdings of agency mortgage-backed and U.S. Treasury securities.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

1

MONEY MARKET PORTFOLIO MANAGER

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the Fund. RBC GAM (US) employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brandon T. Swensen, CFA

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

2

PERFORMANCE SUMMARY

The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

				Investment Objective

		SEC 7-Day Annualized Yield
	Total Return for the Year Ended September 30, 2018	September 30, 2018	September 30, 2017
RBC Institutional Class 1	1.41%	2.12%	0.88%
RBC Institutional Class 2	1.31%	1.78%	0.78%
RBC Investor Class	0.59%	1.05%	0.06%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

3

	PERFORMANCE SUMMARY

Asset Allocation	Money Market Maturity Schedule As a percentage of value of investments based on effective maturity as of September 30, 2018.

		U.S. Government Money Market Fund
	Less than 8 days	75.0%
	8 to 14 days	2.7%
	15 to 30 days	6.9%
	31 to 180 days	15.2%
	Over 180 days	0.2%

4

SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. Government Money Market Fund

September 30, 2018

Principal Amount		Value
U.S. Government Agency Obligations — 36.26%
Fannie Mae — 0.28%
$ 2,156,000	1.13%, 10/19/18	$2,155,730
12,000,000	(SOFR RATE + 0.160%), 2.32%, 1/30/20(a)	12,005,041

		14,160,771

Federal Farm Credit Bank — 7.64%
25,000,000	(LIBOR USD 1-Month - 0.100%), 2.00%, 12/2/19(a)	24,988,881
25,000,000	(LIBOR USD 1-Month - 0.040%), 2.06%, 5/1/20(a)	25,000,000
1,680,000	(LIBOR USD 3-Month - 0.230%), 2.11%, 4/3/19(a)	1,679,263
25,000,000	(LIBOR USD 3-Month - 0.200%), 2.14%, 8/13/19(a)	25,000,000
50,000,000	(LIBOR USD 3-Month - 0.170%), 2.14%, 9/4/20(a)	49,994,942
50,000,000	(LIBOR USD 1-Month + 0.045%), 2.15%, 11/1/18(a)	50,000,212
40,000,000	(LIBOR USD 3-Month - 0.165%), 2.17%, 3/16/20(a)	39,996,787
50,000,000	(LIBOR USD 3-Month - 0.165%), 2.18%, 2/6/20(a)	49,996,964
500,000	(LIBOR USD 3-Month - 0.130%), 2.22%, 2/3/20(a)	499,971
50,000,000	(LIBOR USD 3-Month - 0.140%), 2.26%, 10/1/20(a)	49,999,379
49,600,000	(LIBOR USD 1-Month + 0.120%), 2.27%, 11/13/18(a)	49,603,548
250,000	(LIBOR USD 3-Month - 0.060%), 2.28%, 10/25/19(a)	250,139
200,000	(LIBOR USD 1-Month + 0.170%), 2.30%, 11/14/19(a)	200,452
5,460,000	(LIBOR USD 1-Month + 0.180%), 2.31%, 10/11/19(a)	5,473,249
1,235,000	(LIBOR USD 1-Month + 0.190%), 2.36%, 9/20/19(a)	1,238,028
200,000	(LIBOR USD 3-Month - 0.010%), 2.36%, 9/23/19(a)	200,261
1,970,000	(LIBOR USD 1-Month + 0.180%), 2.39%, 10/24/19(a)	1,974,877

		376,096,953

Federal Home Loan Bank — 15.19%
46,295,000	0.88%, 10/1/18	46,295,000
50,000,000	(LIBOR USD 1-Month - 0.060%), 2.06%, 8/7/19(a)	50,000,000
75,000,000	(LIBOR USD 1-Month - 0.070%), 2.07%, 7/12/19(a)	75,000,000
85,000,000	(LIBOR USD 1-Month - 0.060%), 2.11%, 9/18/19(a)	85,000,000
87,400,000	(LIBOR USD 3-Month - 0.160%), 2.15%, 5/24/19(a)	87,408,283
50,000,000	(LIBOR USD 3-Month - 0.160%), 2.16%, 6/5/19(a)	50,004,836
8,105,000	(LIBOR USD 3-Month - 0.160%), 2.17%, 6/12/19(a)	8,104,981
12,805,000	(LIBOR USD 3-Month - 0.163%), 2.18%, 7/5/19(a)	12,804,959
85,000,000	(LIBOR USD 3-Month - 0.150%), 2.19%, 11/6/19(a)	85,000,000
100,000,000	(LIBOR USD 3-Month - 0.155%), 2.19%, 1/24/20(a)	100,000,000
50,000,000	(LIBOR USD 3-Month - 0.120%), 2.21%, 12/13/19(a)	50,000,000
100,000,000	(LIBOR USD 1-Month + 0.050%), 2.27%, 10/26/18(a)	100,000,000

		749,618,059

Freddie Mac — 0.81%
40,060,000	(LIBOR USD 3-Month - 0.165%), 2.17%, 7/5/19(a)	40,074,207

Overseas Private Investment Corp. — 12.34%
2,585,000	0.00%, 11/15/18(b)	2,623,754
2,400,000	0.00%, 11/15/18(b)	2,435,980
12,440,000	0.00%, 2/11/19(b)	12,619,476
21,394,564	0.00%, 2/19/19(b)	21,693,892

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$40,000,000	0.00%, 3/17/19(b)	$40,482,365
7,650,000	0.00%, 7/7/19(b)	7,650,000
10,062,000	(US Treasury Bill Yield 3-Month), 2.17%, 5/15/30(a)	10,062,000
5,333,334	(US Treasury Bill Yield 3-Month), 2.19%, 8/15/19(a)	5,333,334
2,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 12/16/19(a)	2,000,000
21,600,000	(US Treasury Bill Yield 3-Month), 2.19%, 11/15/22(a)	21,600,000
2,624,561	(US Treasury Bill Yield 3-Month), 2.19%, 3/15/24(a)	2,624,561
964,912	(US Treasury Bill Yield 3-Month), 2.19%, 3/15/24(a)	964,912
8,749,575	(US Treasury Bill Yield 3-Month), 2.19%, 10/10/25(a)	8,749,575
8,670,750	(US Treasury Bill Yield 3-Month), 2.19%, 10/10/25(a)	8,670,750
6,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/19/27(a)	6,000,000
3,335,000	(US Treasury Bill Yield 3-Month), 2.19%, 6/15/28(a)	3,335,000
1,364,181	(US Treasury Bill Yield 3-Month), 2.19%, 6/28/32(a)	1,364,181
13,800,000	(US Treasury Bill Yield 3-Month), 2.19%, 6/1/33(a)	13,800,000
12,195,539	(US Treasury Bill Yield 3-Month), 2.19%, 6/15/34(a)	12,195,539
8,872,279	(US Treasury Bill Yield 3-Month), 2.19%, 6/15/34(a)	8,872,279
7,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 10/15/39(a)	7,000,000
1,500,000	(US Treasury Bill Yield 3-Month), 2.19%, 10/15/39(a)	1,500,000
15,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	15,000,000
14,300,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	14,300,000
11,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	11,000,000
10,495,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	10,495,000
7,500,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	7,500,000
4,500,000	(US Treasury Bill Yield 3-Month), 2.19%, 7/7/40(a)	4,500,000
3,000,000	(US Treasury Bill Yield 3-Month), 2.19%, 10/15/40(a)	3,000,000
80,829,000	(US Treasury Bill Yield 3-Month), 2.20%, 9/15/20(a)	80,829,000
5,000,000	(US Treasury Bill Yield 3-Month), 2.20%, 7/20/22(a)	5,000,000
6,956,522	(US Treasury Bill Yield 3-Month), 2.20%, 9/15/22(a)	6,956,522
10,000,000	(US Treasury Bill Yield 3-Month), 2.20%, 6/15/25(a)	10,000,000
50,205,000	(US Treasury Bill Yield 3-Month), 2.20%, 2/15/28(a)	50,205,000
13,718,460	(US Treasury Bill Yield 3-Month), 2.20%, 2/15/28(a)	13,718,460
3,600,000	(US Treasury Bill Yield 3-Month), 2.20%, 2/15/28(a)	3,600,000
2,939,670	(US Treasury Bill Yield 3-Month), 2.20%, 2/15/28(a)	2,939,670
13,977,273	(US Treasury Bill Yield 3-Month), 2.20%, 11/15/28(a)	13,977,273
15,000,000	(US Treasury Bill Yield 3-Month), 2.20%, 8/15/29(a)	15,000,000
24,388,679	(US Treasury Bill Yield 3-Month), 2.20%, 1/15/30(a)	24,388,679
63,000,000	(US Treasury Bill Yield 3-Month), 2.20%, 3/15/30(a)	63,000,000
1,404,072	(US Treasury Bill Yield 3-Month), 2.20%, 12/15/33(a)	1,404,072
6,400,000	(US Treasury Bill Yield 3-Month), 2.20%, 3/30/37(a)	6,400,000
12,000,000	(US Treasury Bill Yield 3-Month), 2.24%, 1/20/35(a)	12,000,000
3,900,000	(US Treasury Bill Yield 3-Month), 2.24%, 1/20/35(a)	3,900,000
15,000,000	(US Treasury Bill Yield 3-Month), 2.24%, 4/20/35(a)	15,000,000

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 9,400,000	(US Treasury Bill Yield 3-Month), 2.24%, 4/20/35(a)	$9,400,000
3,700,000	(US Treasury Bill Yield 3-Month), 2.24%, 4/20/35(a)	3,700,000

		608,791,274

Total U.S. Government Agency Obligations		1,788,741,264

(Cost $1,788,741,264)

U.S. Treasury Obligations — 2.52%
U.S. Treasury Notes — 2.52%
125,000,000	0.75%, 2/15/19	124,415,297

Total U.S. Treasury Obligations		124,415,297

(Cost $124,415,297)

U.S. Government Agency Backed Mortgages — 0.65%
Fannie Mae — 0.41%
5,265,000	Pool #AM7028, (LIBOR USD 1-Month + 0.240%), 2.35%, 10/1/19(a)	5,260,730
10,582,369	Pool #AM7163, (LIBOR USD 1-Month + 0.450%), 2.56%, 5/1/19(a)	10,582,369
301,321	Series 2015-M10, Class FA, (LIBOR USD 1-Month + 0.250%), 2.32%, 3/1/19(a)	301,331
3,983,087	Series 2015-M8, Class FA, (LIBOR USD 1-Month + 0.170%), 2.24%, 11/1/18(a)	3,982,438

		20,126,868

Freddie Mac — 0.24%
2,756,202	Series K706, Class A2, 2.32%, 10/1/18	2,756,202
812,178	Series K707, Class A2, 2.22%, 12/1/18	811,875
3,236,974	Series K708, Class A2, 2.13%, 1/1/19	3,234,074
2,500,000	Series K709, Class A2, 2.09%, 3/1/19	2,496,246
2,392,119	Series K711, Class A2, 1.73%, 7/1/19	2,380,217

		11,678,614

Total U.S. Government Agency Backed Mortgages		31,805,482

(Cost $31,805,482)

Municipal Bonds — 0.28%
New York — 0.28%
13,875,000	New York State Housing Finance Agency Revenue, Series A, 1.61%, 5/15/33, (Credit Support: Fannie Mae), Callable 10/11/18 @ 100(c)	13,873,752

Total Municipal Bonds		13,873,752

(Cost $13,873,752)

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
Variable Rate Demand Note — 4.83%
Municipal Bonds — 4.83%
California — 4.00%
$ 1,905,000	Abag Finance Authority for Nonprofit Corps Gaia Buildings Revenue, Series A-T, 2.23%, 9/15/32, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	$1,905,000
2,600,000	Abag Finance Authority for Nonprofit Corps Fine Arts Buildings Revenue, Series A, 1.48%, 7/15/35, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	2,599,636
6,600,000	California Statewide Communities Development Authority Multi Family Housing Kimberly Woods Revenue, Series B, 1.56%, 6/15/25, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	6,599,275
25,200,000	California Statewide Communities Development Authority Palms Apartments Revenue, Series C, 1.58%, 5/15/35, (Credit Support: Fannie Mae), Callable 10/11/18 @ 100(c)	25,196,978
20,290,000	California Statewide Communities Development Authority Wilshire Court Apartments Revenue, Series M, 1.58%, 5/15/37, (Credit Support: Fannie Mae)(c)	20,287,566
6,455,000	California Statewide Communities Development Authority Salvation Army Revenue, 1.51%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	6,454,097
20,235,000	California Statewide Communities Development Authority Vizcaya Apartments Revenue, Series BB, 1.59%, 9/1/37, (Credit Support: Freddie Mac), Callable 10/11/18 @ 100(c)	20,232,573
3,175,000	California Statewide Communities Development Authority Bay Vista Meadow Park Revenue, Series NN-1, 1.55%, 11/15/37, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	3,174,587
17,295,000	California Statewide Communities Development Authority Kelvin Courts Revenue, 1.53%, 6/15/51, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	17,292,579
1,700,000	City of Modesto Live Oak Apartments Revenue, 1.50%, 9/15/24, (Credit Support: Fannie Mae)(c)	1,699,796
24,615,000	City of San Jose Almaden Family Apartments Revenue, Series D, 1.58%, 11/15/37, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	24,612,048
9,110,000	County of Orange Villas La PAZ Apartments Revenue, Series F, 1.43%, 8/15/28, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	9,108,635
23,300,000	County of Orange Ladera Apartments Revenue, Series B, 1.58%, 8/15/34, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	23,297,206
3,175,000	Oxnard Housing Authority Seawind Apartments Revenue, Series A, 1.57%, 12/1/20, (Credit Support: Fannie Mae), Callable 12/1/18 @ 100(c)	3,174,653

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$30,100,000	San Diego Housing Authority Villa Nueva Apartments Revenue, Series F, 1.59%, 9/1/39, (Credit Support: Freddie Mac), Callable 10/11/18 @ 100(c)	$30,096,390
1,700,000	San Francisco City & County Housing Authority City Heights Apartments Revenue, Series A, 1.55%, 6/15/25, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	1,699,813

		197,430,832

Kentucky — 0.01%
290,000	Kentucky Housing Corp. Overlook Terraces Apartments Revenue, Series B, 2.26%, 11/15/40, (Credit Support: Fannie Mae), Callable 10/15/18 @ 100(c)	290,000

New York — 0.50%
2,715,000	New York City Housing Development Corp. Multi Family 90 Washington Street Revenue, Series A, 1.56%, 2/15/35, (Credit Support: Fannie Mae), Callable 10/17/18 @ 100(c)	2,714,702
1,560,000	New York State Housing Finance Agency Revenue, Series B, 2.17%, 5/15/33, (Credit Support: Fannie Mae), Callable 10/11/18 @ 100(c)	1,560,000
9,350,000	New York State Housing Finance Agency Ocean Park Apartments Revenue, Series A, 1.61%, 5/15/35, (Credit Support: Fannie Mae), Callable 10/11/18 @ 100(c)	9,349,159
11,200,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, 1.61%, 5/15/41, (Credit Support: Fannie Mae), Callable 10/11/18 @ 100(c)	11,198,992

		24,822,853

Washington — 0.32%
15,750,000	Washington State Housing Finance Commission Lake City Service Apartments Revenue, 1.60%, 7/1/44, (Credit Support: Freddie Mac), Callable 10/11/18 @ 100(c)	15,748,426

		238,292,111

Total Variable Rate Demand Note		238,292,111

(Cost $238,292,111)

Repurchase Agreements — 55.21%
10,000,000	Bank of Montreal, dated 9/28/18; due 10/1/18 at 2.20% with maturity value of $10,001,833 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/28/2019 to 10/31/2024 at rates ranging from 1.37% to 2.75%, aggregate original par and fair value of $10,524,100 and $10,200,011 respectively)	10,000,000

	Total Value of Bank of Montreal,
	(collateral value of $10,200,011)	10,000,000

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$315,000,000	BNP Paribas Securities Corp., dated 9/28/18; due 10/1/18 at 2.22% with maturity value of $315,058,275 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/11/2018 to 8/15/2048 at rates ranging from 0.00% to 3.00%, aggregate original par and fair value of $341,977,800 and $321,300,017 respectively)	$315,000,000
200,000,000	BNP Paribas Securities Corp., dated 9/21/18; due 11/14/18 at 2.18% with maturity value of $200,654,000 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/11/2018 to 2/15/2046 at rates ranging from 0.00% to 8.125%, aggregate original par and fair value of $190,592,400 and $204,000,012 respectively)	200,000,000
	Total Value of BNP Paribas Securities Corp., (collateral value of $ 525,300,029)	515,000,000

140,000,000	Citigroup Global, dated 9/28/18; due 10/1/18 at 2.25% with maturity value of $140,026,250 (fully collateralized by Fannie Mae, Freddie Mac, Federal Home Loan Bank securities with maturity dates ranging from 3/27/2019 to 7/15/2037 at rates ranging from 0.00% to 6.75%, aggregate original par and fair value of $111,318,500 and $142,805,666 respectively)	140,000,000
95,000,000	Citigroup Global, dated 9/27/18; due 10/4/18 at 2.20% with maturity value of $95,040,639 (fully collateralized by Freddie Mac, Fannie Mae and Federal Home Loan Bank securities with maturity dates ranging from 11/30/2018 to 2/22/2041 at rates ranging from 0.00% to 6.25%, aggregate original par and fair value of $93,240,000 and $96,900,547 respectively)	95,000,000
52,500,000	Citigroup Global, dated 9/25/18; due 10/2/18 at 2.13% with maturity value of $52,521,744 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 3/15/2019 to 5/15/2046 at rates ranging from 1.00% to 2.50%, aggregate original par and fair value of $56,839,200 and $53,550,029 respectively)	52,500,000
50,000,000	Citigroup Global, dated 9/28/18; due 10/1/18 at 2.26% with maturity value of $50,009,417 (fully collateralized by Ginnie Mae, Fannie Mae, Freddie Mac and U.S. Treasury securities, with maturity dates ranging from 10/18/2018 to 9/20/2048 at rates ranging from 0.00% to 6.625%, aggregate original par and fair value of $64,008,288 and $51,000,000 respectively)	50,000,000
45,000,000	Citigroup Global, dated 9/27/18; due 10/4/18 at 2.19% with maturity value of $45,019,163 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 3/31/2019 to 4/15/2022 at rates ranging from 0.13% to 1.88%, aggregate original par and fair value of $45,908,800 and $45,900,007 respectively)	45,000,000

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 40,000,000	Citigroup Global, dated 9/28/18; due 10/1/18 at 2.24% with maturity value of $40,007,467 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 3/15/2019 to 5/15/2046 at rates ranging from 1.00% to 2.5%, aggregate original par and fair value of $43,306,100 and $40,800,064 respectively)	$40,000,000
6,500,000	Citigroup Global, dated 9/25/18; due 10/2/18 at 2.14% with maturity value of $6,502,705 (fully collateralized by Freddie Mac, Fannie Mae and Federal Home Loan Bank securities with maturity dates ranging from 4/15/2019 to 3/14/2031 at rates ranging from 0.00% to 3.10%, aggregate original par and fair value of $6,988,604 and $6,630,624 respectively)	6,500,000
	Total Value of Citigroup Global, (collateral value of $ 437,586,937)	429,000,000

200,000,000	Credit Agricole Corporate and Investment Bank, dated 9/27/18; due 12/12/18 at 2.19% with maturity value of $200,924,667 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/2031 to 5/15/2045 at rates ranging from 3.00% to 5.37%, aggregate original par and fair value of $191,327,300 and $204,000,063 respectively)	200,000,000
30,000,000	Credit Agricole Corporate and Investment Bank, dated 9/28/18; due 10/1/18 at 2.19% with maturity value of $30,005,475 (fully collateralized by a U.S. Treasury security with maturity date of 10/31/2021 at a rate of 2.00%, original par and fair value of $31,173,400 and $30,600,013 respectively)	30,000,000
	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $ 234,600,076)	230,000,000

100,000,000	Deutsche Bank Securities, dated 9/28/18; due 10/1/18 at 2.24% with maturity value of $100,018,667 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/15/2019 to 1/15/2029 at rates ranging from 0.13% to 2.50%, aggregate original par and fair value of $91,734,600 and $102,000,073 respectively)	100,000,000
	Total Value of Deutsche Bank Securities, (collateral value of $ 102,000,073)	100,000,000

125,000,000	Goldman Sachs & Co., dated 9/28/18; due 10/1/18 at 1.90% with maturity value of $125,019,792 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/2020 to 2/15/2047 at rates ranging from 0.00% to 0.75%, aggregate original par and fair value of $267,989,392 and $127,500,001 respectively)	125,000,000
	Total Value of Goldman Sachs & Co., (collateral value of $ 127,500,001)	125,000,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount		Value
$ 65,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/28/18; due 10/1/18 at 2.27% with maturity value of $65,012,296 (fully collateralized by Federal Home Loan Bank security with maturity date of 10/11/2019 at a rate of 2.06%, original par and fair value of $66,075,000 and $66,303,559 respectively)	$65,000,000
	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $ 66,303,559)	65,000,000

575,000,000	National Australia Bank, dated 9/28/18; due 10/1/18 at 2.23% with maturity value of $575,106,854 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 3/28/19 to 7/31/25 at rates ranging from 0.00% to 3.63%, aggregate original par and fair value of $575,000,000 and $586,755,813 respectively)	575,000,000
225,000,000	National Australia Bank, dated 9/28/18; due 10/1/18 at 2.23% with maturity value of $225,041,813 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/2022 to 11/15/2027 at rates ranging from 2.00% to 7.25%, aggregate original par and fair value of $225,000,000 and $229,746,550 respectively)	225,000,000
	Total Value of National Australia Bank, (collateral value of $ 816,502,363)	800,000,000

200,000,000	TD Securities (USA), dated 9/28/18; due 10/1/18 at 2.25% with maturity value of $200,037,500 (fully collateralized by Fannie Mae Securities with maturity dates ranging from 5/1/2047 to 9/1/2048 at rates ranging from 3.50% to 4.50%, aggregate original par and fair value of $209,450,696 and $204,000,001 respectively)	200,000,000
	Total Value of TD Securities (USA), (collateral value of $ 204,000,001)	200,000,000

150,000,000	Wells Fargo Securities, dated 9/28/18; due 10/1/18 at 2.26% with maturity value of $150,028,250 (fully collateralized by Fannie Mae, Freddie Mac and U.S. Treasury securities with maturity dates ranging from 2/28/2019 to 10/1/2048 at rates ranging from 0.00% to 6.25%, aggregate original par and fair value of $217,339,047 and $153,000,962 respectively)	150,000,000
100,000,000	Wells Fargo Securities, dated 9/28/18; due 10/1/18 at 2.24% with maturity value of $100,018,667 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/1/2018 to 5/15/2043 at rates ranging from 0.00% to 8.75%, aggregate original par and fair value of $102,664,900 and $102,000,000 respectively)	100,000,000
	Total Value of Wells Fargo Securities, (collateral value of $ 255,000,962)	250,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2018

Principal Amount	Value

Total Repurchase Agreements	2,724,000,000

(Cost $2,724,000,000)

Total Investments	$4,921,127,906
(Cost $4,921,127,906)(d) — 99.75%
Other assets in excess of liabilities — 0.25%	12,438,253

NET ASSETS — 100.00%	$4,933,566,159

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2018.

(b)	Represents effective yield to maturity on date of purchase.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

13

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2018

U.S. Government Money Market Fund
Assets:
Investments, at value (cost $2,197,127,906)	$2,197,127,906
Repurchase agreements, at value (cost $2,724,000,000)	2,724,000,000
Cash	9,630,219
Interest and dividend receivable	5,019,222
Receivable for investments sold	50,000,000
Prepaid expenses and other assets	139,249

Total Assets	4,985,916,596

Liabilities:
Foreign withholding tax payable	3,848
Distributions payable	692,135
Payable for investments purchased	49,999,379
Accrued expenses and other payables:
Investment advisory fees	329,922
Accounting fees	38,000
Audit fees	38,820
Trustees’ fees	7,915
Distribution fees	925,555
Custodian fees	17,976
Shareholder reports	66,473
Transfer agent fees	6,441
Other	223,973

Total Liabilities	52,350,437

Net Assets	$4,933,566,159

Net Assets Consists of:
Capital	$4,933,651,269
Undistributed net investment income	44,252
Accumulated net realized losses from investment transactions	(129,362)

Net Assets	$4,933,566,159

14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2018

U.S. Government Money Market Fund
Net Assets
RBC Institutional Class 1	$2,106,331,401
RBC Institutional Class 2	1,720,014,709
RBC Investor Class	1,107,220,049

Total	$4,933,566,159

Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	2,106,340,664
RBC Institutional Class 2	1,719,995,818
RBC Investor Class	1,107,349,705

Total	4,933,686,187

Net Asset Values and Redemption Prices Per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

15

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2018

U.S. Government Money Market Fund
Investment Income:
Interest income	$85,997,906

Expenses:
Investment advisory fees	5,511,369
Distribution fees–RBC Institutional Class 1	346
Distribution fees–RBC Institutional Class 2	2,739,248
Distribution fees–RBC Investor Class	14,222,995
Accounting fees	387,339
Audit fees	35,727
Custodian fees	108,978
Insurance fees	50,865
Legal fees	334,581
Registrations and filing fees	119,560
Shareholder reports	315,109
Transfer agent fees–RBC Institutional Class 1	22,487
Transfer agent fees–RBC Institutional Class 2	6,978
Transfer agent fees–RBC Investor Class	6,430
Transfer agent fees–RBC Reserve Class	814
Transfer agent fees–RBC Select Class	941
Trustees’ fees and expenses	440,014
Interest expense	696
Shareholder services administration fees–RBC Institutional Class 1	1,131,551
Tax expense	3,849
Other fees	202,432

Total expenses before fee waiver/reimbursement	25,642,309
Expenses waived/reimbursed by:
Distributor - Class Specific	(1,948,489)
Shareholder Services Admisnistrator - RBC Institutional Class 1	(85,000)

Net expenses	23,608,820

Net Investment Income	62,389,086

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	114,823

Change in net assets resulting from operations	$62,503,909

See Notes to the Financial Statements.

16

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
From Investment Activities
Operations:
Net investment income	$62,389,086	$21,104,372
Net realized gains from investments	114,823	31,146

Change in net assets resulting from operations	62,503,909	21,135,518

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(30,574,739)	(16,004,154)
RBC Institutional Class 2 Shareholders	(24,612,253)	(4,972,564)
RBC Investor Class Shareholders	(7,179,581)	(279,121)
RBC Reserve Class Shareholders	—	(179,022)
RBC Select Class Shareholders	—	(229,649)

Change in net assets resulting from shareholder distributions	(62,366,573)	(21,664,510)

Capital Transactions:
Proceeds from shares issued	19,201,394,021	35,980,819,255
Distributions reinvested	49,564,172	13,341,013
Cost of shares redeemed	(19,909,091,615)	(39,873,426,912)

Change in net assets resulting from capital transactions	(658,133,422)	(3,879,266,644)

Net decrease in net assets	(657,996,086)	(3,879,795,636)
Net Assets:
Beginning of year	5,591,562,245	9,471,357,881

End of year	$4,933,566,159	$5,591,562,245

Undistributed/(distributions in excess of) net investment income	$44,252	$(1)

Share Transactions:
Issued	19,201,394,021	35,980,819,255
Reinvested	49,564,172	13,341,013
Redeemed	(19,909,091,615)	(39,873,426,912)

Change in shares resulting from capital transactions	(658,133,422)	(3,879,266,644)

See Notes to the Financial Statements.

17

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/18	$1.00	0.01		—(b)	0.01		(0.01)		(0.01)		$1.00
Year Ended 9/30/17	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/16	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/15	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/14	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
RBC Institutional Class 2
Year Ended 9/30/18	$1.00	0.01		—(b)	0.01		(0.01)		(0.01)		$1.00
Year Ended 9/30/17	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/16	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/15	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/14	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
RBC Investor Class
Year Ended 9/30/18	$1.00	0.01		—(b)	0.01		(0.01)		(0.01)		$1.00
Year Ended 9/30/17	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/16	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/15	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00
Year Ended 9/30/14	1.00	—(b	)	—(b)	—(b	)	—(b	)	—(b	)	1.00

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

18

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (milllions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/18	1.41%	$2,106	0.18%	1.35%	0.19%
Year Ended 9/30/17	0.60%	2,210	0.18%	0.55%	0.18%
Year Ended 9/30/16	0.20%	2,074	0.17%	0.23%	0.18%
Year Ended 9/30/15	0.01%	921	0.11%	0.01%	0.17%
Year Ended 9/30/14	0.01%	1,173	0.09%	0.01%	0.17%
RBC Institutional Class 2
Year Ended 9/30/18	1.31%	$1,720	0.29%	1.34%	0.29%
Year Ended 9/30/17	0.50%	1,224	0.29%	0.54%	0.29%
Year Ended 9/30/16	0.12%	663	0.26%	0.14%	0.28%
Year Ended 9/30/15	0.01%	329	0.11%	0.01%	0.27%
Year Ended 9/30/14	0.01%	299	0.09%	0.01%	0.27%
RBC Investor Class
Year Ended 9/30/18	0.59%	$1,107	1.00%	0.50%	1.13%
Year Ended 9/30/17	0.02%	2,158	0.87%	0.01%	1.15%
Year Ended 9/30/16	0.01%	728	0.36%	0.01%	1.12%
Year Ended 9/30/15	0.01%	705	0.12%	0.01%	1.12%
Year Ended 9/30/14	0.01%	672	0.09%	0.01%	1.12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

19

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers three share classes: RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

20

NOTES TO FINANCIAL STATEMENTS

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

21

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2018 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
U.S. Government Money Market Fund	$—	4,921,127,906	(a)(b)	$—	4,921,127,906

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

(b)	The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

During the year ended September 30, 2018, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost

22

NOTES TO FINANCIAL STATEMENTS

basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2018, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
U.S. Government Money Market Fund	$—	$21,740	$(21,740)

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2018, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

23

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2020. During the year ended September 30, 2018, there were no fees waived under this agreement.

For the year ended September 30, 2018, shareholder servicing fees were voluntarily waived for the RBC Institutional Class 1 in the amount of 85,000.

RBC GAM (US) serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

24

NOTES TO FINANCIAL STATEMENTS

This expense limitation agreement is in place until January 31, 2020. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2018, the amount subject to possible recoupment under the expense limitation agreement is $1,946,642.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2018, the following distribution fees were waived:

Share Class	Distribution Fees Waived
RBC Investor Class	$1,946,642

25

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$11,055,012,122	$26,573,845,998
Distributions reinvested	17,788,302	7,724,325
Cost of shares redeemed	(11,176,092,519)	(26,445,458,238)

Change in RBC Institutional Class 1	$(103,292,095)	$136,112,085

RBC Institutional Class 2
Proceeds from shares issued	$3,900,327,834	$2,556,565,068
Distributions reinvested	24,597,682	4,966,226
Cost of shares redeemed	(3,428,479,108)	(2,001,156,197)

Change in RBC Institutional Class 2	$496,446,408	$560,375,097

RBC Investor Class
Proceeds from shares issued	$4,246,054,065	$3,951,875,358
Distributions reinvested	7,178,188	279,155
Cost of shares redeemed	(5,304,519,988)	(2,521,704,235)

Change in RBC Investor Class	$(1,051,287,735)	$1,430,450,278

RBC Reserve Class
Proceeds from shares issued	$—	$1,465,090,862
Distributions reinvested	—	172,787
Cost of shares redeemed	—	(5,146,926,740)

Change in RBC Reserve Class	$—	$(3,681,663,091)

RBC Select Class
Proceeds from shares issued	$—	$1,433,441,969
Distributions reinvested	—	198,520
Cost of shares redeemed	—	(3,758,181,502)

Change in RBC Select Class	$—	$(2,324,541,013)

Change in net assets resulting from capital transactions	$(658,133,422)	$(3,879,266,644)

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and

26

NOTES TO FINANCIAL STATEMENTS

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

The tax character of distributions during the year ended September 30, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$59,433,516	$59,433,516	$59,433,516

The tax character of distributions during the year ended September 30, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
U.S. Government Money Market Fund	$19,634,890	$19,634,890	$19,634,890

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Distributions Payable	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Accumulated (Losses)
$5,268,448	$(5,224,196)	$(129,362)	$—	$—	$(85,110)

During the year ended September 30, 2018, the Fund utilized capital loss carryforwards in the amount of $93,521.

As of September 30, 2018, the Fund had a short-term capital loss carryforward of $128,924 and a long-term capital loss carryforward of $438 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses for the year ending September 30, 2018.

7. Line of Credit

The Fund, participates in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank N.A. (the “Bank”), the Fund’s custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of March 29, 2019. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. There were no loans outstanding pursuant to this line of credit at September 30, 2018. During the year ended September 30, 2018, the Fund did not utilize this line of credit.

27

NOTES TO FINANCIAL STATEMENTS

8. Significant Risks

Shareholder concentration risk

As of September 30, 2018, an affiliated omnibus account owned 59.7% and an unaffiliated shareholder owned 10.7% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of U.S. Government Money Market Fund (the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the three years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of U.S. Government Money Market Fund as of and for the year ended September 30, 2015 and the financial highlights for each of the periods ended on or prior to September 30, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 25, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2018

We have served as the auditor of one or more investment companies in RBC Funds since 2016.

29

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2018, as U.S. Government Income as 39.17%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2018, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

30

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

31

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

32

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (54)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18–9/30/18	Annualized Expense Ratio During Period 4/1/18–9/30/18
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,008.60	$0.90	0.18%
RBC Institutional Class 2	1,000.00	1,008.00	1.45	0.29%
RBC Investor Class	1,000.00	1,004.40	5.00	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18-9/30/18	Annualized Expense Ratio During Period 4/1/18-9/30/18
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.03	$0.91	0.18%
RBC Institutional Class 2	1,000.00	1,023.49	1.46	0.29%
RBC Investor Class	1,000.00	1,019.95	5.04	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

35

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees noted that the Fund’s relative performance was in line with its peers for recent periods and over the longer term, outperformed the median return of its Morningstar category. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed the challenging economic climate for money market funds generally, which has resulted in continued low gross yields and corresponding fee waivers to avoid negative yields but appeared to be starting to improve. The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees noted the Fund’s net expense ratio was in line with its peer group median. The Trustees evaluated profitability data for the Advisor, noting a lack of profitability relating to the Fund due to decreased assets, and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund. The Trustees also considered arrangements by the Advisor and its affiliates to subsidize Fund expenses at competitive levels and viewed such arrangements favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement and the expense limitation agreements for the Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

36

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2018.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-18

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $451,040 for 2018 and $387,820 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $43,780 for 2018 and $57,900 for 2017.

[Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)            (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)            such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)            such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)            Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $292,000 for 2018 and $389,691 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date	November 27, 2018

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date	November 27, 2018

* Print the name and title of each signing officer under his or her signature.